As filed with the Securities and Exchange Commission on February 4, 1998

                                                     1933 Act File No. 333-43315
                                                      1940 Act File No. 811-5399
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM N-2

                        (Check appropriate box or boxes)

[ ]    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]    Pre-Effective Amendment No. 1
[ ]    Post-Effective Amendment No. __

                 and

[ ]    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]    Amendment No. 24

                              --------------------

                     THE NEW AMERICA HIGH INCOME FUND, INC.
                Exact Name of Registrant as Specified in Charter

          10 Winthrop Square, Fifth Floor, Boston, Massachusetts 02110
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (617) 350-8610
               Registrant's Telephone Number, including Area Code

                           Richard E. Floor, Secretary
                     The New America High Income Fund, Inc.
                         10 Winthrop Square, Fifth Floor
                           Boston, Massachusetts 02110
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                                 With a copy to:

                           Geoffrey R.T. Kenyon, Esq.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

                              --------------------

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |_|

                              --------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

=============================|====================|=======================|========================|=====================
                             |                    |    Proposed Maximum   |    Proposed Maximum    |
  Title of Securities Being  |    Amount Being    |     Offering Price    |   Aggregate Offering   |      Amount of
         Registered          |     Registered     |       Per Share       |          Price         |   Registration Fee
-----------------------------|--------------------|-----------------------|------------------------|---------------------
                             |                    |                       |                        |
Common Stock, $.01 par value | 16,241,851 shares  |        $5.625(1)      |     $91,360,412(1)     |      $26,951.32(2)
                             |                    |                       |                        |
     Subscription Rights     | 16,241,851 rights  |           --          |           --           |          --
=============================|====================|=======================|========================|=====================

(1) Estimated pursuant to Rule 457(c) under the Securities Act of 1933, as amended, on the basis of the average of the high and low prices reported on the New York Stock Exchange on December 19, 1997.

(2)  Previously paid.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                     THE NEW AMERICA HIGH INCOME FUND, INC.

                              CROSS REFERENCE SHEET

                             Pursuant to Rule 495(a)

     Item Number of Form N-2                              Location or Heading in Prospectus

 1.  Outside Front Cover...........................       Outside Front Cover Page

 2.  Inside Front and Outside
     Back Cover Page...............................       Inside Front Cover Page; Outside Back Cover Page

 3.  Fee Table and Synopsis........................       Summary; Fee Table

 4.  Financial Highlights..........................       Financial Information Summary--Financial Highlights;
                                                          Capitalization and Information Regarding Senior
                                                          Securities

 5.  Plan of Distribution .........................       Not applicable

 6.  Selling Stockholders..........................       Not applicable

 7.  Use of Proceeds...............................       Use of Proceeds; Investment Objective and Policies

 8.  General Description of the Registrant.........       Cover Page; The Fund; Investment Objective and
                                                          Policies; Rating Agency Guidelines; Risk Factors and
                                                          Special Considerations; Description of Capital Stock

 9.  Management....................................       The Fund; Management of the Fund; Dividends and
                                                          Distributions; Dividend Reinvestment Plan

10.  Capital Stock, Long-Term Debt
       and Other Securities........................       Description of Capital Stock

11.  Defaults and Arrears on Senior
       Securities..................................       Not applicable

12.  Legal Proceedings.............................       Not applicable

13.  Table of Contents of the Statement
       of Additional Information...................       Not applicable

14.  Cover Page....................................       Not applicable

15.  Table of Contents.............................       Not applicable

16.  General Information and History...............       The Fund

17.  Investment Objective and Policies.............       The Fund; Investment Objective and Policies; Rating
                                                          Agency Guidelines; Portfolio Maturity and Turnover

18.  Management....................................       Management of the Fund

19.  Control Persons and Principal Holders
       of Securities...............................       Management of the Fund

20.  Investment Advisory and Other Services               The Offer; The Fund; Management of the Fund


                                       (i)

21.  Brokerage Allocation and Other Policies              Management of the Fund; Portfolio Maturity and
                                                          Turnover

22.  Tax Status....................................       Dividends and Distributions; Dividend Reinvestment
                                                          Plan; Taxation

23.  Financial Statements..........................       Financial Statements




                                      (ii)

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

                              SUBJECT TO COMPLETION
                             DATED FEBRUARY 4, 1997

                     THE NEW AMERICA HIGH INCOME FUND, INC.

                 16,241,851 Transferable Rights to Subscribe for
                        16,241,851 Shares of Common Stock

                            -----------------------

      The New America High Income Fund, Inc. (the "Fund") is issuing to its common stockholders of record ("Record Date Stockholders") as of the close of business on February 10, 1998 (the "Record Date"), transferable rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 16,241,851 shares (the "Shares") of Common Stock, par value $0.01 per share (the "Common Stock"), of the Fund (the "Offer"). Record Date Stockholders, where the context requires, shall include beneficial owners whose shares are held of record by Cede & Co. ("Cede"), nominee for The Depository Trust Company ("DTC"), or by any other depository or nominee. Each Record Date Stockholder will receive one transferable Right for each three shares of Common Stock beneficially owned on the Record Date, and the Rights entitle Record Date Stockholders and holders of Rights acquired during the Subscription Period (together "Rightholders") to acquire one share of Common Stock for each Right held. Under some circumstances, the Subscription Price per share will be less than the then net asset value per share, and under those circumstances the Offer will result in a substantial dilution to stockholders who do not fully exercise their Rights. In addition, the Rights entitle each Rightholder to subscribe, subject to certain limitations and subject to allotment, for any Shares not acquired by exercise of Rights in the primary subscription. The Rights are transferable and both the Rights and the Shares will be admitted for trading on the New York Stock Exchange (the "Exchange"). See "The Offer." THE SUBSCRIPTION PRICE PER SHARE IS THE LOWER OF
(A) 92% OF THE AVERAGE OF THE LAST REPORTED SALES PRICES OF A SHARE OF THE FUND'S COMMON STOCK ON THE EXCHANGE ON THE EXPIRATION DATE (AS DEFINED BELOW) AND THE NINE PRECEDING BUSINESS DAYS AND (B) THE NET ASSET VALUE PER SHARE AS OF THE CLOSE OF BUSINESS ON THE EXPIRATION DATE (the "SUBSCRIPTION PRICE").

      The Fund announced its intention to make the Offer after the close of trading on the New York Stock Exchange on December 24, 1997. The net asset value per share of Common Stock at the close of business on December 24, 1997 and on February 6, 1998 was $5.10 and $ , respectively, and the closing market price of a share of the Fund's Common Stock on such Exchange on those dates was $5.69 and $ , respectively. The Fund's Common Stock trades under the symbol "HYB."

      THE OFFER WILL EXPIRE AT 5:00 P.M. EASTERN TIME ON MARCH 18, 1998, unless extended as described herein (the "Expiration Date").

      The Fund is a diversified, closed-end management investment company with a leveraged capital structure. Additionally, following the completion of the Offer, it is the intention of the Fund, subject to market conditions, to add incremental leverage (to the extent permitted under the Investment Company Act of 1940, as amended, and certain restrictions imposed under its Charter and By-Laws). See "Capitalization and Information Regarding Senior Securities," "The Fund," "Risk Factors and Special Considerations" and "Description of Capital Stock." Wellington Management Company, LLP (the "Investment Adviser" or "Wellington Management") currently serves as the investment adviser for the Fund. The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high-yield" fixed-income securities (commonly referred to as "junk bonds"). Such securities are regarded by rating agencies as predominantly speculative with respect to capacity to pay interest and repay principal. Investment in such securities and in the Fund entails significant and substantial risks, which are increased due to the Fund's leveraged capital structure, and no assurance can be given that the Fund will achieve its investment objective. See "Capitalization and Information Regarding Senior Securities," "The Fund," "Investment Objective and Policies" and "Risk Factors and Special Considerations."

                               ------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
         AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
             HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                 ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================
                              Estimated                          Estimated
                            Subscription                         Proceeds
                              Price(1)        Sales Load       to Fund (2)(3)
--------------------------------------------------------------------------------
Per Share ................    $                  None             $
--------------------------------------------------------------------------------
Total(4) .................    $                  None             $
================================================================================

(1) This is an estimated price. The actual Subscription Price will be determined as set forth above on the Expiration Date.

(2) Reflects deduction of offering expenses incurred by the Fund, estimated at $410,000, and is based on the Estimated Subscription Price (as defined below). Wellington Management has agreed to voluntarily waive $100,000 of its fees.

(3) Funds received by check prior to the final due date of this Offer will be deposited into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of Shares. Interest on such Funds is not reflected in the Estimated Proceeds to the Fund.

(4)   Assumes all Rights are exercised at the Estimated Subscription Price.

      This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. Prospective investors should carefully review the information set forth in this Prospectus and should retain this Prospectus for future reference.

                               -----------------

                The date of this Prospectus is February __, 1998

      All questions and inquiries related to the Offer should be directed to the Information Agent, Corporate Investors Communications, Inc., toll free at 1-800-805-9132.

      The Fund's address is 10 Winthrop Square, Fifth Floor, Boston, Massachusetts 02110 and its telephone number is (617) 350-8610.

      Record Date Stockholders holding a number of shares of Common Stock that is not an integral multiple of three will receive one additional Right. In the case of shares held of record by Cede, the nominee for DTC, or any other depository or nominee, additional Rights to be received by beneficial owners for whom Cede or such other depository or nominee is the holder of record will be issued to Cede or such other depository or nominee only if Cede or such other depository or nominee provides to the Fund, on or before the close of business on February 17, 1998, written representation as to the number of additional Rights required for such issuance.

                               ------------------

      Under some circumstances, the Subscription Price per share will be less than the current net asset value per share of Common Stock at the time the Shares are issued, and under these circumstances the Offer will result in substantial dilution to stockholders who do not fully exercise their Rights. The financial impact of the dilution sustained by Record Date Stockholders may be mitigated by either exercising the Rights or by selling the Rights (or some combination thereof). To the extent stockholders neither exercise their rights nor sell their rights, substantial dilution in the aggregate net asset value of their investment in the Fund may occur as a result of the Offer. See "Risk Factors and Special Considerations - Dilution and Other Investment Considerations."

                               ------------------

                                     SUMMARY

      The following summary is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

      The Fund is issuing Rights which allow stockholders to buy newly issued Shares at a price equal to the lower of (a) 92% of the average of the last reported sales prices of a share of the Fund's Common Stock on the Exchange on the Expiration Date and the nine preceding business days and (b) the net asset value per share as of the close of business on the Expiration Date. Stockholders of record will receive one Right for each three shares of Common Stock of the Fund owned on the Record Date, subject to rounding. Rightholders can then purchase one newly issued Share for each Right. Thus, if a stockholder owns 300 shares on the Record Date, he or she will have the opportunity to purchase up to 100 new Shares. Rightholders may request the right to purchase additional Shares through an over-subscription privilege as described under "The Offer--Over-Subscription Privilege." Rightholders may also elect to sell their Rights as described under "The Offer--Sale of Rights." Stockholders who do not exercise their Rights will suffer dilution as a result of the Offer and should take steps to sell the Rights to avoid losing the market value, if any, represented by such Rights. See "The Offer--Sale of Rights" and "Risk Factors and Special Considerations--Dilution and Other Investment Considerations." A business day is a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

Important Terms of the Offering

      February 6, 1998 market price per share ......   $____________
      February 6, 1998 net asset value per share ...   $____________
      Estimated Subscription Price .................   $____________
      Shares outstanding at February 6, 1998 .......    ____________
      Transferable Rights issued ...................    ____________
      Subscription ratio ...........................   1 Right to buy 1 Share
      Maximum number of Shares to be issued ........    ____________

How to Exercise Rights

      [bullet]   Complete, sign and date the enclosed Subscription Certificate.

      [bullet] Make your check or money order for $__________ for each Share subscribed for, including any Shares subscribed for pursuant to the over-subscription privilege. This payment may be more or less than the actual Subscription Price. Additional payment may be required for the Primary Subscription Shares, and any Over-Subscription Privilege Shares, when the actual Subscription Price is determined.

      [bullet] Registered stockholders should mail the Subscription Certificate and payment in the enclosed envelope to State Street Bank and Trust Company in a manner that will ensure receipt prior to 5:00 p.m., Eastern time, on March 18, 1998, unless extended.

      [bullet] If shares are held in a brokerage account or by a custodian bank, contact your broker or financial adviser.

      Important Dates to Remember
                 Event                                   Date
                 -----                                   ----
Record Date                                       February 10, 1998
Expiration Date (Payment for Shares and
   Notices of Guaranteed Delivery Due)            March 18, 1998 (unless extended)
Due Date for Delivery of Subscription
   Certificates to Subscription Agent pursuant
   to Notice of Guaranteed Delivery               March 21, 1998 (unless extended)
Mailing of Shares                                 Not later than April 9, 1998 (unless extended)


       Shareholder inquiries should be directed to the Information Agent:

                    Corporate Investors Communications, Inc.
                                111 Commerce Road
                        Carlstadt, New Jersey 07072-2586
                            Toll Free: (800) 805-9132

Terms of the Offer

      The Fund is issuing to stockholders of record as of the close of business on February 10, 1998, Rights to subscribe for an aggregate of 16,241,851 shares of Common Stock, $.01 par value per share of the Fund. The Rights entitle a stockholder to acquire at the Subscription Price one Share for each Right held (the "Primary Subscription"). One Right is being issued for each three full shares of Common Stock held on the Record Date. For example, if you own 300 shares of the Fund's Common Stock, you will receive 100 transferable Rights entitling you to purchase up to 100 additional Common Shares at the Subscription Price. Rights may be exercised at any time from the date of this Prospectus until 5:00 p.m., Eastern time, on March 18, 1998, unless extended.

      In addition, holders of Rights who subscribe for the maximum number of Shares to which they are entitled through the Primary Subscription are entitled to subscribe for Shares which were not otherwise subscribed for through the Primary Subscription (the "Over-Subscription Privilege"). Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment which is more fully discussed below under "The Offer--Over-Subscription Privilege." For purposes of determining the number of Shares a holder may acquire pursuant to the Offer, stockholders whose shares are held of record on the Record Date by Cede, nominee for DTC, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee.

      The Subscription Price is the lower of (a) 92% of the average of the last reported sales prices of a share of the Fund's Common Stock on the Exchange on The Expiration Date and the nine preceding business days and (b) the net asset value per share as of the close of business on the Expiration Date (the "Subscription Price"). EXCEPT AS DESCRIBED BELOW UNDER "THE OFFER--NOTICE OF NET ASSET VALUE DECLINE," A STOCKHOLDER WILL HAVE NO RIGHT TO RESCIND A PURCHASE AFTER RECEIPT OF HIS OR HER SUBSCRIPTION CERTIFICATE OR NOTICE OF GUARANTEED DELIVERY BY THE SUBSCRIPTION AGENT. There is no minimum number of Rights which must be exercised for the Offer to close.

      Rights may be exercised by completing and executing the enclosed Subscription Certificate and mailing it, together with payment to State Street Bank and Trust Company, as Subscription Agent. Alternatively, a Rightholder may exercise Rights by completing and executing a Notice of Guaranteed Delivery (which may be obtained from the Information Agent) and delivering it to the Subscription Agent (as defined below). The Notice of Guaranteed Delivery must be executed by a commercial bank or trust company having an office, branch or agency in the Untied States or a New York Stock Exchange member firm, and must guarantee delivery of (a) payment of the full Subscription Price and (b) a properly completed and executed Subscription Certificate. Rightholders must return the Subscription Certificate or Notice of Guaranteed Delivery to the Subscription Agent in a manner that ensures delivery prior to 5:00 p.m., Eastern time, on the Expiration Date. Rightholders who choose to exercise their Rights will not know the final Subscription Price for Shares being acquired at the time of exercise and will be required initially to pay for such Shares at the estimated Subscription Price (the "Estimated Subscription Price") of $__________ which is equal to (a) 92% of the average of the last reported sales prices of a share of the Fund's Common Stock on the Exchange on February 6, 1998, and the nine preceding business days and (b) the net asset value per share as of the close of business on February 6, 1998. Exercising Rightholders will have no right to rescind a purchase after the Subscription Agent has received payment. See "The Offer--Exercise of Rights" and "The Offer--Payment for Shares."

      The Rights are transferable and will be admitted for trading on the New York Stock Exchange. See "The Offer--Sale of Rights."

The Fund

      The Fund is a diversified, closed-end management investment company with a leveraged capital structure. The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities, commonly known as "junk bonds." The Fund invests primarily in "high yield" fixed-income securities rated in the lower categories by established rating agencies, consisting principally of fixed income securities rated "BB" or lower by Standard & Poor's Corporation ("S&P") or "Ba" or lower by Moody's Investors Service, Inc. ("Moody's"), and, subject to applicable rating agency guidelines ("Rating Agency Guidelines"), non-rated securities deemed by the Investment Adviser to be of comparable quality. See "Investment Objective and Policies" and "Management of the Fund--The Investment Adviser." The fixed-income securities in which the Fund invests are regarded by the rating agencies, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect this market risk. An investment in the Fund involves a number of significant risks, which are increased due to the Fund's leveraged capital structure. No assurance can be given that the Fund will achieve its investment objective. See "Risk Factors and Special Considerations."

      The Fund has had a leveraged capital structure since its inception. The Fund is subject to various portfolio diversification and related asset coverage requirements under guidelines established by Moody's and Fitch Investors Service, Inc. ("Fitch") in connection with such rating agencies' issuance of ratings of "aaa" and AAA, respectively, with respect to the Fund's Auction Term Preferred Stock (the "ATP"). Compliance with these guidelines limits to some degree the Fund's flexibility to invest in certain types of portfolio securities, that might otherwise be attractive investments, including private placements. See "The Fund," "Investment Objective and Policies" and "Rating Agency Guidelines."

      The Fund currently intends to issue additional preferred stock following completion of the Offer, subject to market conditions and rating agency requirements. As of December 31, 1997, the Fund's leverage ratio (the ratio of the Fund's senior securities to the sum of its net assets and its senior securities) was approximately 38.11%, which would be reduced to approximately __________% in the event all Rights are exercised and no additional leverage is incurred. Incurring additional leverage will reduce any investment flexibility gained by the Fund as a result of the availability of additional assets from the exercise of Rights pursuant to the Offer. See "The Fund" and "Risk Factors and Special Considerations--Leverage" for discussion of the risks and possible benefits associated with a leveraged capital structure.

The Investment Adviser

      Wellington Management Company, LLP, ("Wellington Management") with its principal offices at 75 State Street, Boston, Massachusetts 02109, was selected by the Fund's Board of Directors to serve as the Fund's investment adviser starting February 19, 1992. As of December 31, 1997, Wellington Management held discretionary authority over approximately $174.6 billion of assets, including $70.2 billion of fixed income securities of which $5.5 billion represented "high-yield" investments. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. As an accommodation to the Fund and based on the Board's determination that the Offer is in the best interests of the stockholders, Wellington Management has agreed to voluntarily waive $100,000 of its fees.

Risk Factors

      Investment in the Fund involves a number of significant and substantial risks, which are increased due to the Fund's leveraged capital structure, and no assurance can be given that the Fund will achieve its investment objective. The net asset value and market price of the Fund's Common Stock has declined sharply at times and may do so in the future.

      Before exercising the Rights pursuant to the Offer, potential investors should consider the factors described herein, including without limitation, the factors described under "The Fund," "Investment Objective and Policies" and "Risk Factors and Special Considerations." These factors include the dilutive effects of the Offer, the effects of the Fund's leveraged capital structure, the significant and substantial risks involved in investing in high yield, high risk securities, the limitations on the ability of the Fund to pay dividends if it fails to meet certain asset coverage requirements, and the fact that shares of the Fund's Common Stock trade at times at a discount from, and at times at a premium to, net asset value.

                                    FEE TABLE

Stockholder Transaction Expenses

      Sales Load (as a percentage of offering price)(1)(2) ........    None
      Dividend Reinvestment and Cash Purchase Plan Fees(3) ........    None

Annual Expenses   (as a percentage of average net assets attributable to
                  Common Stock)(4)

      Investment Advisory Fee .....................................     .45%
           Leverage Related Expenses ..............................     .10%
           Other Expenses .........................................     .32%
      Total Other Expenses(2) .....................................     .42%

Total Annual Expenses .............................................     .87%
                                                                        ===
-------------------------

(1) The Fund has agreed to pay First Albany Corporation ("First Albany") a fee of $40,000 for financial advisory services in connection with the Offer.

(2) Does not include expenses of the Fund incurred in connection with the Offer, estimated at $410,000, which will be reduced by a $100,000 voluntary fee waiver by Wellington Management. This estimate includes the fee payable to First Albany described above. Such expenses will be borne by the Fund and indirectly by all of the Fund's common stockholders, including those who do not exercise their Rights, and will reduce the Fund's net asset value per share. The reduction in net asset value per share caused by expenses associated with the Offer will be increased to the extent that a substantial number of Rightholders do not exercise their Rights.

(3) Each participant, however, will pay a pro rata share of brokerage commissions if shares of Common Stock are purchased by the Fund's dividend paying agent in the open market, which occurs only when the net asset value of shares of Common Stock exceeds the market price. There is a $.75 fee for each cash purchase under the Fund's Cash Purchase Plan. See "Dividends and Distributions; Dividend Reinvestment Plan."

(4) Fund expense ratios have been calculated using Fund net assets attributable to Common Stock after giving effect to the anticipated proceeds of the Offer. See "Management of the Fund--The Investment Adviser" for additional information.

Example:

                                                    Cumulative Expenses Paid for the Period of:
                                                ---------------------------------------------------
                                                1 Year       3 Years        5 Years        10 Years
                                                ------       -------        -------        --------
An investor would pay the following expenses
    on a $1,000 investment assuming a 5%
    annual return throughout the periods ......   $9           $29            $50             $110

      The purpose of the foregoing table is to assist investors in understanding the various costs and expenses associated with investing in the Fund.

      The Example set forth above assumes reinvestment of all dividends and other distributions at net asset value and an expense ratio based on net assets attributable to Common Stock of .87% of which .10% is attributable to leverage expenses and .77% is attributable to operating expenses. The tables above and the assumption in the Example of a 5% annual return are required by Securities and Exchange Commission (the "Commission") regulations applicable to all investment companies. The Example and Fee Table should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example and Fee Table. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from net asset value. See "Dividends and Distributions; Dividend Reinvestment Plan."

                          FINANCIAL INFORMATION SUMMARY

      The following data with respect to a share of Common Stock of the Fund outstanding during the periods indicated has been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report thereto included with the Fund's audited financial statements herein and should be read in conjunction with the audited financial statements and related notes included therein.

Financial Highlights


                                                For the Years Ended December 31,
                                          ---------------------------------------------
                                          1997(d)   1996      1995       1994(c)   1993
                                          ----      ----      ----       ----      ----
                                                (For Each Share of Common Stock
                                                Outstanding Throughout the Period)
Net Asset Value:
Beginning of period ................      $4.94     $4.71     $4.13      $5.15     $4.32
                                          -----     -----     -----      -----     -----
Net Investment Income ..............        .70#      .69       .67        .72#      .59
Net Realized and Unrealized
    Gain (Loss) on Investments
    and Forward Foreign
    Currency Contracts .............        .25#      .22       .62       (.82)#     .89
                                          -----     -----     -----      -----     -----
       Total From Investment
        Operations .................        .95       .91      1.29       (.10)     1.48

Distributions:
    Dividends from net
      investment income:
       To preferred stockholders
         (including net swap
         settlement/receipts
         payments) .................       (.16)     (.16)     (.17)      (.17)     (.05)
       To common stockholders ......       (.53)     (.52)     (.50)      (.53)     (.53)
    Dividends in excess of net
      investment income:
       To common stockholders ......       (.01)       --      (.04)        --      (.07)
    Returns of capital:
       To common stockholders ......         --        --        --         --        --
                                          -----     -----     -----      -----     -----
    Total Distributions ............       (.70)     (.68)     (.71)      (.70)     (.65)
                                          -----     -----     -----      -----     -----

Effect of rights offering
    and related expenses;
    and Auction Term
    Preferred Stock offering
    costs and sales load ...........       (.16)       --        --       (.22)       --
                                          -----     -----     -----      -----     -----

Net Asset Value:
    End of period ..................      $5.03     $4.94     $4.71      $4.13     $5.15

Per Share Market Value:
    End of period ..................      $5.63     $5.13     $4.75      $4.00     $5.13

Total Investment Return+ ...........      21.97%    19.89%    33.50%    (11.88)%   40.08%

Net Assets, End of Period,
    Applicable to Common
    Stock(b) .......................   $243,541  $176,408  $164,823   $141,590  $130,673

Net Assets, End of Period,
    Applicable to Preferred
    Stock(b) .......................   $150,000  $100,000  $100,000   $100,000   $35,000

Total Net Assets, End of
Period(b) ..........................   $393,541  $276,408  $264,823   $241,590  $165,673

Expense Ratios
    Ratio of interest expense to
       average net assets** ........         --        --        --        .01%     1.42%
    Ratio of preferred and other
       debt expenses to average
       net assets** ................        .08%      .10%      .11%       .13%      .40%
    Ratio of operating expenses to
       average net assets** ........        .58%      .73%      .84%       .75%     1.56%

    Ratio of litigation settlement
     expense to average net
     assets**  .....................         --        --       .49%        --        --
                                          -----     -----     -----      -----     -----

Ratio of Total Expenses
    to Average Net Assets** ........        .66%      .83%     1.44%       .89%     3.38%
                                          =====     =====     =====      =====     =====
Ratio of Net Investment
    Income to Average Net
       Assets** ....................       8.75%     9.05%     8.90%      9.06%     9.21%
Portfolio Turnover Rate ............     108.84%    53.45%    62.66%     58.56%    85.76%


                                                                                      Period From
                                                                                   February 26, 1988
                                                                                     (Commencement
                                                                                    of Operations) to
                                            For the Years Ended December 31,        December 31, 1988
                                           -------------------------------------   -----------------
                                           1992(a)      1991     1990      1989
                                           ----         ----     ----      ----
                                             (For Each Share of Common Stock
                                             Outstanding Throughout the Period)
Net Asset Value:
Beginning of period ................        $3.79      $3.42     $6.23     $8.60          $9.25
                                            -----      -----     -----      ----          -----
Net Investment Income ..............          .57        .65       .92      1.54           1.42
Net Realized and Unrealized
    Gain (Loss) on Investments
    and Forward Foreign
    Currency Contracts .............          .57        .38     (2.82)    (2.26)          (.66)
                                            -----      -----     -----      ----          -----
       Total From Investment
        Operations .................         1.14       1.03     (1.90)     (.72)           .76

Distributions:
    Dividends from net
      investment income:
       To preferred stockholders
         (including net swap
         settlement/receipts
         payments) .................         (.06)      (.10)     (.16)     (.30)          (.23)
       To common stockholders ......         (.55)      (.56)     (.75)    (1.25)         (1.18)
    Dividends in excess of net
      investment income:
       To common stockholders ......           --         --        --        --             --
    Returns of capital:
       To common stockholders ......           --         --        --      (.10)            --
                                            -----      -----     -----      ----          -----
    Total Distributions ............         (.61)      (.66)     (.91)    (1.65)         (1.41)
                                            -----      -----     -----      ----          -----

Effect of rights offering
    and related expenses;
    and Auction Term
    Preferred Stock offering
    costs and sales load ...........           --         --        --        --             --
                                            -----      -----     -----      ----          -----

Net Asset Value:
    End of period ..................        $4.32      $3.79     $3.42     $6.23          $8.60

Per Share Market Value:
    End of period ..................        $4.13      $3.63     $2.50     $5.88         $10.00

Total Investment Return+ ...........        29.70%     70.77%   (47.94)%  (30.04)%        13.28%

Net Assets, End of Period,
    Applicable to Common
    Stock(b) .......................     $107,897    $93,227   $83,813  $152,156       $202,363

Net Assets, End of Period,
    Applicable to Preferred
    Stock(b) .......................      $35,000    $35,000   $35,000   $58,500        $79,000

Total Net Assets, End of
Period(b) ..........................     $142,897   $128,227  $118,813  $210,656       $281,363

Expense Ratios
    Ratio of interest expense to
       average net assets** ........         2.95%      3.25%     4.17%     3.56%          3.29%*
    Ratio of preferred and other
       debt expenses to average
       net assets** ................          .65%       .78%      .62%      .24%           .23%*
    Ratio of operating expenses to
       average net assets** ........         1.22%      1.19%     1.10%      .69%           .70%*

    Ratio of litigation settlement
     expense to average net
     assets**  .....................           --         --        --        --             --
                                            -----      -----     -----      ----          -----

Ratio of Total Expenses
    to Average Net Assets** ........         4.82%      5.22%     5.89%     4.49%          4.22%*
                                            =====      =====     =====      ====          =====
Ratio of Net Investment
    Income to Average Net
       Assets** ....................        10.09%     12.62%    14.50%    14.48%         13.56%*
Portfolio Turnover Rate ............       129.86%    121.15%    49.98%    65.39%        149.00%*

----------------------------
(a) Prior to the appointment on February 19, 1992 of Wellington Management Company, LLP as the Fund's investment adviser, the Fund was advised by Ostrander Capital Management, L.P.

(b)    Dollars in thousands.

(c) The Fund entered into a refinancing transaction on January 4, 1994, and the per share data and ratios for the year ended December 31, 1994 reflect this transaction.

(d) The Fund issued Series C ATP on May 6, 1997 and the per share data and ratios for the year ended December 31, 1997 reflect this transaction.

*      Annualized.

** Ratios calculated on the basis of expenses and net investment income applicable to both the Common Stock and preferred stock relative to the average net assets of both the common and preferred stockholders. The expense ratio and net investment income ratio do not reflect the effect of dividend payments (including net swap settlement receipts/payments) to preferred stockholders.

# Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's June 1994 and March 1997 rights offerings.

+ Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.

           CAPITALIZATION AND INFORMATION REGARDING SENIOR SECURITIES

Capitalization as of December 31, 1997

    The following table sets forth the Fund's capitalization as of December 31, 1997.

                                                                     Amount Held           Amount Outstanding
                                                                     by the Fund           Exclusive of Amount
                                                                      or for its             Held by the Fund
     Title of Class                       Amount Authorized             Account             or for its Account
     --------------                       -----------------          -----------           -------------------
Preferred Stock, $1.00 par value           1,000,000 shares           -0- shares                 6,000 shares
Common Stock, $0.01 par value            200,000,000 shares           -0- shares            48,453,316 shares


Pro Forma Capitalization

  The following table sets forth the total assets and liabilities of the Fund and the net assets of the Fund, as of February 6, 1998 and as adjusted to give effect to the issuance of all of the Shares offered hereby at the Estimated Subscription Price. To the extent fewer than all of the Rights are exercised, both the increase in net assets attributable to Common Stock outstanding and the reduction in net asset value per share of Common Stock would be less.

                                                                           Actual     As Adjusted
                                                                           ------     -----------
                                                                              (in thousands)
   Total Asset .....................................................      $[     ]      $
   Total Liabilities ...............................................       [     ]       _______
   Net Assets ......................................................      $[     ]      $
                                                                          ========       =======

NET ASSETS REPRESENTS:
   Auction Term Preferred Stock Series A, $1.00 par value,
     liquidation  preference $25,000 per share, 2,400 shares
     authorized, 2,400 shares issued and outstanding ...............      $60,000       $ 60,000

   Auction Term Preferred Stock Series B, $1.00 par value,
     liquidation preference $25,000 per share, 1,600 shares
     authorized, 1,600 shares issued and outstanding ...............      $40,000       $ 40,000

   Auction Term Preferred Stock Series C, $1.00 par value,
     liquidation preference $25,000 per share, 2,000 shares
     authorized, 2,000 shares issued and outstanding ...............      $50,000       $ 50,000

   Common Stock, $.01 par value, 200,000,000 shares authorized,
     [__________] shares issued and outstanding, [__________] shares
     issued and outstanding as adjusted ............................      [      ]
   Capital in excess of par value ..................................      [      ]
   Accumulated net realized loss from security transactions ........      [      ]
   Net unrealized appreciation on investments ......................      [      ]
   Accumulated undistributed net investment income .................      [      ]
                                                                          --------
   NET ASSETS ......................................................     $[      ]      $

     Less liquidation value of Auction Term Preferred Stock ........      150,000        150,000

   Net assets attributable to Common Stock outstanding .............     $[      ]      $
                                                                          ========       =======

   Net asset value per share of Common Stock .......................     $              $
                                                                          ========       =======

Senior Securities

     The following table shows certain information regarding each class of senior security of the Fund as of the dates indicated. In connection with its initial public offering in February 1988, the Fund issued senior securities consisting of $105 million aggregate principal amount of 9% Senior Extendible Notes ("Notes") and $79 million (aggregate liquidation preference) of Taxable Auction Rate Preferred Stock ("TARPS"), the dividends on which were set in monthly auctions with reference to short term interest rates. The Fund repurchased substantial amounts of these securities during the severe decline in the high yield securities market which occurred in 1989-1990 and by December 31, 1991 had $45.5 million aggregate principal amount of Notes and $35 million (aggregate liquidation preference) of TARPS outstanding. See "The Fund." The Notes were refinanced in January 1993 with the proceeds of a credit facility from BankBoston, N.A. (the "Credit Facility") in the aggregate principal amount of $45.5 million. The Credit Facility was repaid and the outstanding TARPS were redeemed in January 1994 with the proceeds from an offering of two series of newly authorized Auction Term Preferred Stock having an aggregate liquidation preference of $100 million plus accumulated and unpaid dividends. See "Description of Capital Stock," "The Fund" and "Financial Statements." In May 1997, an additional series of newly authorized Auction Term Preferred Stock having an aggregate liquidation preference of $50 million plus accumulated and unpaid dividends was issued.

                                                 As of December 31,
                         ---------------------------------------------------------------------
                              1997         1996           1995          1994         1993
                         ------------  ------------  ------------  ------------  -----------
Total Amount
Outstanding
  Notes...............   $         --  $         --  $         --  $         --  $        --
  Preferred Stock ....    150,000,000   100,000,000   100,000,000   100,000,000   35,000,000
  Short-Term Loan ....             --            --            --            --   45,000,000

Asset Coverage
  Per $1,000 of Note (1) $         --  $         --  $         --  $         --  $        --
  Per Preferred Stock
    Share (2).........         65,590        69,102        66,206        60,398      473,351
  Per $1,000 of
    Short-Term Loan (1)  $         --            --            --            --        4,682

Involuntary Liquidation
Preference
  Preferred Stock Share(3)    $25,000      $ 25,000      $ 25,000      $ 25,000     $100,000

Approximate Market Value
  Per Note............   $         --  $         --  $         --  $         --  $        --
  Per Preferred Stock
    Share(3)..........         25,000        25,000        25,000        25,000      100,000
  Per $1,000 of
    Short-Term Loan...   $         --            --            --            --        1,000


                                                   As of December 31,
                          ----------------------------------------------------------------
                              1992         1991        1990         1989         1988
                          -----------  -----------  -----------  -----------  ------------
Total Amount
Outstanding
  Notes...............    $45,490,000  $45,490,000  $47,990,000  $96,100,000  $105,000,000
  Preferred Stock ....     35,000,000   35,000,000   35,000,000   58,500,000    79,000,000
  Short-Term Loan ....             --           --           --           --            --

Asset Coverage
  Per $1,000 of Note (1)  $     4,141  $     3,819  $     3,476  $     3,192  $      3,680
  Per Preferred Stock
    Share (2).........        408,277      366,363      339,466      360,096       356,156
  Per $1,000 of
    Short-Term Loan (1)            --           --           --           --            --

Involuntary Liquidation
Preference
  Preferred Stock Share(3    $100,000     $100,000     $100,000     $100,000  $    100,000

Approximate Market Value
  Per Note............    $     1,000  $     1,000  $     1,000  $     1,000  $      1,000
  Per Preferred Stock
    Share(3)..........        100,000      100,000      100,000      100,000       100,000
  Per $1,000 of
    Short-Term Loan...             --           --           --           --            --

----------------------------

(1) Calculated by subtracting the Fund's total liabilities (not including senior securities) from the Fund's total assets and dividing such amount by the principal amount of senior securities constituting debt outstanding.

(2) Calculated by subtracting the Fund's total liabilities (including senior securities constituting debt but not including preferred stock) from the Fund's total assets and dividing such amount by the number of shares of preferred stock outstanding.

(3)  Plus accumulated and unpaid dividends.

                  NET ASSET VALUE AND MARKET PRICE INFORMATION

     The shares of Common Stock of the Fund are listed on the Exchange. The following table shows, for each calendar quarter since the inception of the Fund in 1988 (i) the high and low net asset values per share of the Fund, (ii) the high and low sale prices per share of Common Stock, as reported on the New York Stock Exchange Composite Tape, and (iii) for 1991 through 1997, the largest premium (or, if applicable, smallest discount) and the largest discount (or, if applicable, the smallest premium) at which the Common Stock traded relative to the Fund's net asset values per share during the periods indicated.

                                                              Premium(Discount)
                                                             As A Percentage Of
                        Net Asset Value        Market Price    Net Asset Value*
                        ---------------        ------------    ----------------
Quarter Ended            High      Low        High      Low    High       Low
-------------            ----      ---        ----      ---    ----       ---
March 31, 1988 (from     $9.31    $9.25     $10.50    $9.75
  February 26, 1988)
June 30, 1988             9.32     8.94      10.38     9.88
September 30, 1988        9.01     8.81      10.38     9.63
December 31, 1988         8.90     8.73      10.25     9.63

March 31, 1989           $8.62    $8.31     $10.13    $8.88
June 30, 1989             8.37     7.71       9.63     8.63
September 30, 1989        7.69     7.20       9.13     6.63
December 31, 1989         7.18     6.23       6.88     5.25

March 31, 1990           $6.23    $4.83      $5.50    $3.88
June 30, 1990             4.79     4.68       4.63     3.75
September 30, 1990        4.79     4.25       4.38     2.25
December 31, 1990         4.19     3.42       3.00     2.00

March 31, 1991           $3.81    $2.35      $3.75    $3.50    (4.9)    (27.1)
June 30, 1991             3.87     3.65       3.88     3.38    (2.3)     (8.5)
September 30, 1991        3.77     3.64       3.75     3.38     0.0     (10.2)
December 31, 1991         3.91     3.75       3.88     3.50    (0.8)    (10.5)

March 31, 1992           $4.08    $3.82      $4.25    $3.50     5.7      (4.3)
June 30, 1992             4.19     4.05       4.38     3.88     6.7      (3.2)
September 30, 1992        4.45     4.22       3.5      3.13     4.2      (4.5)
December 31, 1992         4.42     4.15       4.38     3.75     4.2      (7.6)

March 31, 1993           $4.68    $4.38      $4.88    $4.00     1.9      (3.8)
June 30, 1993             4.90     4.62       4.88     4.63     4.7      (1.0)
September 30, 1993        4.93     4.87       5.13     4.75     4.6      (2.3)
December 31, 1993         5.29     4.92       5.13     4.63    (3.5)    (10.7)

March 31, 1994            5.31     4.67       5.38     4.75     4.4      (1.8)
June 30, 1994             4.68     4.43       5.00     4.38    11.6      (2.3)
September 30, 1994        4.47     4.32       4.38     4.00    (0.6)     (5.8)
December 31, 1994         4.31     4.09       4.13     3.88    (0.6)     (8.0)

March 31, 1995            4.32     4.13       4.50     3.88     4.9      (3.6)
June 30, 1995             4.64     4.36       5.13     4.38     9.0       0.3
September 30, 1995        4.60     4.67       5.13     4.63     8.7       0.3
December 31, 1995         4.74     4.62       5.00     4.63     4.8       0.1

March 31, 1996            4.88     4.73       5.13     4.75     4.6      (1.2)
June 30, 1996             4.75     4.64       5.00     4.75     6.6       0.0
September 30, 1996        4.91     4.67       5.25     4.75     6.8       0.9
December 31, 1996         5.00     4.80       5.38     5.00     7.7       1.0

March 31, 1997            5.10     4.79       5.13     4.75     1.1      (7.8)
June 30, 1997             5.03     4.76       5.25     4.63     4.4      (2.8)
September 30, 1997        5.15     5.02       5.38     5.00     5.2       0.2
December 31, 1997         5.19     5.04       5.75     5.06    12.7       3.8

-----------------

* The data shown in this column generally is as of different dates than the data appearing under "Net Asset Value" and "Market Price" and cannot be calculated from that data.

    The Fund's Common Stock has sometimes traded at a premium and sometimes at a discount to net asset value. See "Risk Factors and Special Considerations--Premium/Discount from Net Asset Value." At the close of business on December 24, 1997, and February 6, 1998 the Fund's net asset values per share of Common Stock at the close of business were $5.10 and $__________, respectively, while the closing market prices of a share of Common Stock on the Exchange on such dates were $5.69 and $__________, respectively. The premiums/(discounts) as a percentage of net asset value on such dates were 11.57% and (_____)%, respectively.

                                    THE OFFER

Terms of the Offer

    The Fund is issuing to Record Date Stockholders, as of the close of business on February 10, 1998, Rights to subscribe for the Shares. Each Record Date Stockholder will receive one transferable Right for each three shares of Common Stock owned on the Record Date. No fractional Rights will be issued. The Rights entitle the holders thereof to acquire, at the Subscription Price, one Share for each Right held. Record Date Stockholders holding a number of shares of Common Stock that is not an integral multiple of three will receive one additional Right. In the case of shares held of record by Cede or by any other depository or nominee, additional Rights to be received by beneficial owners for whom Cede or any other depository or nominee is the holder of record will be issued to Cede or such other depository or nominee only if Cede or such other depository or nominee provides to the Fund on or before the close of business on February 10, 1998, written representation as to the number of additional Rights required for such issuance. The Rights are evidenced by subscription certificates ("Subscription Certificates") which will be mailed to Record Date Stockholders, except that Subscription Certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States. See "The Offer--Foreign Stockholders."

    The Subscription Price of the Shares to be issued pursuant to the Rights is the lower of (a) 92% of the average of the last reported sales prices of a share of the Fund's Common Stock on the Exchange on The Expiration Date and the nine preceding business days and (b) the net asset value per share as of the close of business on the Expiration Date as of the close of business on the Expiration Date. A business day is a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close. Exercising Rightholders, including both Rightholders purchasing Shares in the Primary Subscription and those who purchase Shares pursuant to the Over-Subscription Privilege (collectively, "Exercising Rightholders"), will not know the actual Subscription Price at the time of exercise and will be required initially to pay for the Shares at the Estimated Subscription Price of $__________ per Share which is equal to (a) 92% of the average of the last reported sales prices of a share of the Fund's Common Stock on the Exchange on February 6, 1998, and the nine preceding business days and (b) the net asset value per share as of the close of business on February 6, 1998. The actual Subscription Price may be more than the Estimated Subscription Price. Exercising Rightholders will have no right to rescind a purchase after receipt by the Subscription Agent of their payment for Shares.

    The Fund announced its intention to make the Offer after the close of trading on the Exchange on December 24, 1997. The net asset values per share of Common Stock at the close of business on December 24, 1997 and February 6, 1998 were $5.10 and $__________, respectively, and the closing market prices per share of Common Stock on the Exchange on those dates were $5.69 and $ , respectively. There can be no assurance that the Subscription Price will be less than the last reported market sale price of a share of Common Stock on the Expiration Date.

    Completed Subscription Certificates may be delivered to the Subscription Agent at any time during the Subscription Period, which commences on the date of this Prospectus and ends at 5:00 p.m., Eastern time, on March 18, 1998, unless extended by the Fund until a time not later than 5:00 p.m., Eastern time, on April 17, 1998. See "Expiration of the Offer." All Rightholders may purchase Shares in the Primary Subscription. All Rights may be exercised immediately upon receipt and until 5:00 p.m. on the Expiration Date.

    Any Rightholder who fully exercises all Rights held by such Rightholder in the Primary Subscription is entitled to subscribe for Shares which were not otherwise subscribed for in the Primary Subscription pursuant to the Over-Subscription Privilege. Shares acquired pursuant to the Over-Subscription Privilege may be subject to allotment, which is more fully discussed below in "Over-Subscription Privilege."

    Rights may be exercised by completing the Subscription Certificate and delivering it, together with payment, to the Subscription Agent. The method by which Rights may be exercised and Shares paid for is set forth below in "Exercise of Rights" and "Payment for Shares." Interest will accrue to the benefit of the

Fund on payments received by the Subscription Agent prior to the Expiration Date. An Exercising Rightholder will have no right to rescind a purchase after the Subscription Agent has received payment. See "Payment for Shares" below. Shares issued pursuant to an exercise of Rights will be listed on the Exchange.

    The Rights are transferable until the Expiration Date and will be admitted for trading on the Exchange. Assuming a market for the Rights exists, the Rights may be purchased and sold through usual brokerage channels, or delivered on or before March 16 , 1998 (or, if the Offer is extended, until two business days prior to the Expiration Date), to the Subscription Agent, for sale through First Albany. Although no assurance can be given that a market for the Rights will develop, if such a market does develop on the Exchange, trading in the Rights on the Exchange may be conducted until and including the close of trading on the last Exchange trading day prior to the Expiration Date. The method by which the Rights may be transferred is set forth below in "Sale of Rights."

    There is no minimum number of Rights which must be exercised in order for the Offer to close.

    The Fund believes that the distribution to Record Date Stockholders of transferable Rights which themselves may have realizable value will afford nonparticipating Record Date Stockholders the potential of receiving a cash payment upon sale of such Rights. Stockholders who do not exercise their Rights in full will suffer a greater level of dilution of their interest in the Fund than stockholders who do. See "Risk Factors and Special Considerations--Dilution and Other Investment Considerations."

    The first regular monthly dividend to be paid on shares of Common Stock acquired upon exercise of Rights will be the first monthly dividend the record date for which occurs after the issuance of such shares following the Expiration Date. It is the Fund's present policy to pay dividends on the last business day of each month to stockholders of record fourteen days prior to the payment date. Assuming that the Subscription Period is not extended beyond March 18, 1998, it is expected that the first dividend received by Rightholders acquiring shares pursuant to the Offer will be paid on the last business day of April 1998. See "Dividends and Distributions; Dividend Reinvestment Plan."

    Participants in the Fund's Dividend Reinvestment Plan (the "Plan") will be issued Rights for the shares of Common Stock held in their accounts in the Plan as of the Record Date. Participants wishing to exercise such Rights must exercise such Rights in accordance with the procedures set forth below in "Exercise of Rights" and "Payment for Shares." Such Rights will not be exercised automatically by the Plan.

    For purposes of determining whether a stockholder has fully exercised such stockholder's Rights and for purposes of allotment, shares of Common Stock and Rights held of record by Cede, nominee for DTC, or any other depository or nominee will be deemed to be held by the broker-dealer on whose behalf they are held (or, if there is no broker-dealer, by the stockholder on whose behalf they are held).

Purpose of the Offer

    The Fund is seeking through the Offer to allow existing stockholders of the Fund an opportunity to purchase additional Shares at a price that will be below market value without paying a brokerage commission. The Board of Directors of the Fund has determined that it would be in the best interest of the Fund and its stockholders to increase the assets of the Fund available for investment. In reaching its decision, the Board of Directors concluded that an increase in the assets of the Fund would enable the Fund to take advantage of investment and leverage opportunities. The Board also concluded that an increase in the assets of the Fund through a well-subscribed Offer could tend to reduce the Fund's expense ratio in the future, after the expenses associated with the Offer have been recouped. The Board observed that a lower expense ratio, if achieved, would be of long term benefit to holders of Common Stock, although no assurance can be given that the Fund will in fact achieve lower expenses in the future as the Fund cannot predict with certainty its expenses over time. See "The Fund" and "Description of Capital Stock--Asset Maintenance." The Board considered that a well-subscribed Offer could also tend to increase liquidity on the Exchange, where the Fund's shares of Common Stock are traded, by increasing the number of outstanding shares. In connection with its analysis, the Board also considered the effect of the Fund's two previous rights offering which were completed on July

22, 1994 and March 18, 1997. All of the rights issued by the Fund pursuant to these rights offering were exercised. As a result of the first offering, approximately 8,568,000 new shares of Common Stock were issued with the net proceeds to the Fund of approximately $35.4 million. As a result of the second offering, approximately 11,982,000 new shares of Common Stock were issued with the net proceeds to the Fund of approximately $54 million. All of the proceeds from these exercise of rights in the offering have been invested in new securities in accordance with the Fund's investment objective.

    In considering the Offer, the Board considered that the Offer will reduce the net asset value of the Fund's Common Stock and will adversely affect any holder of Common Stock who fails or is unable to exercise his or her Rights. The Board also took note of the fact that the possible beneficial effects of the Offer would be reduced to the extent expenses associated with the Offer were high and the Offer was not well subscribed.

    Reflecting the foregoing considerations, the Board has established the terms of the Offer on a basis which is intended to provide all existing stockholders with an equal opportunity to exercise Rights and to achieve full or substantial subscription. The Board has specified that Rights will be transferable in order to give non-exercising Rightholders an opportunity to receive partial compensation for the dilution they will suffer through non-exercise by selling their Rights, and has established the Subscription Price and the one-for-one exchange ratio with a view toward providing both an incentive to exercise Rights and an opportunity to obtain value for the sale of Rights. In this regard, the Board has noted that an existing stockholder who seeks to maintain rather than increase his or her investment in the Fund may, in lieu of selling Rights, sell a portion of his or her shares of the Fund sufficient to provide, after expenses including commissions, funds for the exercise of Rights. The Board has also sought to reduce costs associated with the Offer by, among other things, engaging an information agent rather than paying commissions to a broker or a dealer-manager, and has sought to facilitate, through its arrangements with First Albany, the existence of an adequate trading market for Rightholders who do not exercise their Rights.

    There can, of course, be no assurance that the Offer will be successful or that the objectives sought by the Board will be achieved, as in the case of any rights offer. However, following analysis and discussion of the Offer and consideration of its terms at a series of meetings over the past year, the Board of Directors has determined that the Offer, if successful, would result in a net benefit to existing stockholders. The Offer was approved unanimously by all the Directors, present and voting at a meeting of the Board of Directors at which a quorum was present and acting throughout, and by all of including the Directors who are not "interested persons" of the Fund. None of the members of the Fund's Board of Directors is affiliated with the Investment Adviser. It should be noted that the Investment Adviser will benefit from the Offer because its fee is based on the level of the Fund's net assets attributable to Common Stock, which will increase as a result of the issuance of Shares in connection with the Offer. The benefit to the Investment Adviser was not a material element of the Board's deliberations.

    The Fund intends to issue additional preferred stock following the completion of the Offer subject to rating agency consent and applicable asset coverage requirements. As of December 31, 1997, the Fund's leverage ratio (the ratio of the Fund's total senior securities to the sum of its total net assets and its senior securities) was approximately 38.1%, which would be reduced to approximately _____% in the event all Rights are exercised and no additional leverage is incurred. The incurrence of additional leverage would reduce the investment flexibility gained by the Fund through the increase in assets that will result from the Offer. See "The Fund" and "Risk Factors Special Considerations--Leverage" for discussion of the risks and possible benefits associated with a leveraged capital structure.

    The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this Offer. Any such further rights offering will be made in accordance with the 1940 Act.

Expiration of the Offer

    The Offer will expire at 5:00 p.m., Eastern time, on March 18, 1998, unless extended by the Fund until a time not later than 5:00 p.m., Eastern time, on April 17, 1998. Rights will expire on the Expiration Date and may not be exercised thereafter.

Subscription Agent

    The Subscription Agent is State Street Bank and Trust Company, P.O. Box 9061, Boston, Massachusetts 02266-8686, which will receive, for its administrative, processing, invoicing and other services as subscription agent, a fee estimated to be $52,000, and reimbursement for all out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's Custodian, Dividend Paying Agent, Transfer Agent and Registrar with respect to the Common Stock. Questions regarding the Subscription Certificates should be directed to State Street Bank and Trust Company, P.O. Box 9061, Boston, Massachusetts 02205-9061 (telephone 1 (800) 426-5523). SIGNED SUBSCRIPTION CERTIFICATES SHOULD BE SENT TO STATE STREET BANK AND TRUST COMPANY, ATTENTION: CST CORPORATE REORGANIZATION DEPARTMENT, by one of the methods described below. The Fund reserves the right to accept Subscription Certificates actually received on a timely basis at any of the addresses listed.

           (1) BY FIRST CLASS MAIL:

               State Street Bank and Trust Company
               Corporate Reorganization
               P.O. Box 9061
               Boston, Massachusetts  02205-8686

           (2) BY EXPRESS MAIL OR OVERNIGHT COURIER:

               Boston EquiServe, L.P.
               Corporate Reorganization
               70 Campanelli Drive
               Braintree, MA  02184

           (3) BY HAND:

               Securities Transfer and Reporting Services, Inc.
               c/o Boston EquiServe, L.P.
               Corporate Reorganization
               55 Broadway - 8th Floor
               New York, NY  10006

DELIVERY TO AN ADDRESS OTHER THAN THE ABOVE DOES NOT CONSTITUTE GOOD DELIVERY.

Information Agent

    Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                     The Information Agent for the Offer is:

                     Corporate Investor Communications, Inc.
                                111 Commerce Road
                        Carlstadt, New Jersey 07072-2586
                            Toll Free: (800) 805-9132

    The Information Agent will receive a fee estimated to be $16,000 and reimbursement for all out-of-pocket expenses related to the Offer.

    Stockholders may also contact their brokers or nominees for information with respect to the Offer.

Exercise of Rights

    Rights may be exercised by filling in and signing the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment for Shares." Rightholders may also exercise Rights by contacting a broker, bank or trust company who can arrange, on behalf of the Rightholder, to guarantee delivery of payment and of a properly completed and executed Subscription Certificate. A fee may be charged for this service. Completed Subscription Certificates and full payment for the Shares subscribed for must be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment for Shares") at one of the offices of the Subscription Agent at the addresses set forth above.

    Qualified Financial Institutions who hold shares of Common Stock as nominee for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. For purposes of this Prospectus, "Qualified Financial Institution" shall mean a registered broker-dealer, commercial bank or trust company, securities depository or participant therein, or nominee thereof. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.

    Stockholders who are registered holders can choose between either option set forth under "Payment for Shares" below.

Over-Subscription Privilege

    If Rightholders do not exercise all of the Rights held by them on Primary Subscription, any Shares for which subscriptions have not been received (the "Excess Shares") will be offered by means of the Over-Subscription Privilege to those Rightholders (including those Rightholders who acquired their Rights during the Subscription Period) who have exercised all the Rights held by them on Primary Subscription and who wish to acquire more than the number of Shares for which the Rights held by them are exercisable. Rightholders who exercise on Primary Subscription all of the Rights held by them will be asked to indicate on their Subscription Certificates how many Shares they would desire to purchase pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain as a result of unexercised Rights, all over-subscriptions will be honored in full. If sufficient Excess Shares are not available to honor all over-subscriptions, the available Shares will be allocated first among Rightholders who subscribe for an aggregate of 1,000 or fewer Shares (inclusive of Shares subscribed for by such Rightholders in the Primary Subscription). Shares remaining thereafter will be allocated among those who over-subscribe based on the number of Rights originally exercised by them in the Primary Subscription. The percentage of Excess Shares each over-subscribing Exercising Rightholder may acquire may be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to assure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis. Each Rightholder is required to purchase all allocated Over-Subscription Shares requested on the Subscription Certificate.

    The Fund will not otherwise offer or sell any Shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege pursuant to the Offer.

    Qualified Financial Institutions and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised as to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full.

Payment for Shares

    Exercising Rightholders who acquire Shares on Primary Subscription or pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

            (1) An exercising Rightholder may send the Subscription Certificate, together with payment for the Shares acquired on Primary Subscription and for any additional Shares subscribed for pursuant to the Over-Subscription Privilege, to the Subscription Agent, calculating the total payment on the basis of the Estimated Subscription Price of $__________ per Share which is equal to (a) 92% of the average of the last reported sales prices of a share of the Fund's Common Stock on the Exchange on February 6, 1998, and the nine preceding business days and (b) the net asset value per share as of the close of business on February 6, 1998. To be accepted, such payment, together with the properly completed and executed Subscription Certificate, must be received by the Subscription Agent at one of the Subscription Agent's offices at the addresses set forth above, prior to 5:00 p.m., Eastern time, on the Expiration Date. Exercise of the Rights by this method is subject to actual collection of checks by 5:00 p.m. on the third business day after the Expiration Date. The Subscription Agent will deposit all share purchase checks and any orders received by it prior to the final payment date into a segregated interest bearing account pending proration and distribution of Shares or return of funds. All interest earned on such funds will accrue to the benefit of the Fund. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE NEW AMERICA HIGH INCOME FUND, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

          THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTHOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., EASTERN TIME, ON THE THIRD BUSINESS DAY AFTER THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE FIVE BUSINESS DAYS OR MORE TO CLEAR, RIGHTHOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

            (2) Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery by facsimile (telecopy) or otherwise from an Exchange member, a bank, a trust company, or other financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program, guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, and (ii) a properly completed and executed Subscription Certificate, and, if applicable, a Nominee Holder Over-Subscription Form. The Subscription Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate together with full payment is not received by the Subscription Agent by the close of business on the third business day after the Expiration Date.

    On or before the fourth business day after the Expiration Date (the "Confirmation Date"), the Subscription Agent will send to each Exercising Rightholder (or, if shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), a confirmation showing (i) the number of Shares purchased pursuant to the Primary Subscription and, if applicable, the Over-Subscription Privilege, (ii) the per Share and total purchase price for the Shares, (iii) any excess to be refunded by the Fund to such Rightholder as a result of payment for Shares pursuant to the Over-Subscription Privilege which the Rightholder is not acquiring and (iv) any additional amount payable by such Rightholder to the Fund or any excess to be refunded by the Fund to such Rightholder, in each case, based on the actual Subscription Price as determined on the Expiration Date. Any additional payment required from Rightholders must be received by the Subscription Agent within ten business days after the Confirmation Date. Any excess payment to be refunded by the Fund to a Rightholder will be mailed by the Subscription Agent as promptly as practicable. An Exercising Rightholder will have no right to rescind a purchase after the Subscription Agent has received payment, either by means of a notice of guaranteed delivery or a check. See "Delivery of Shares."

    Whichever of the two methods described above is used, issuance of the Shares purchased is subject to collection of checks and actual full payment. If a Rightholder who subscribes for Shares pursuant to the Primary Subscription or Over-Subscription Privilege does not make payment of any amounts due, the Subscription Agent reserves the right to take any or all of the following actions: (i) find other stockholders for such subscribed and unpaid for Shares;
(ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege, and/or
(iii) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares.

    All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Subscription Agent, whose determinations will be final and binding. The Subscription Agent in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Sale of Rights

    Sales through Subscription Agent. Rightholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights. Subscription Certificates representing the Rights to be sold by the Subscription Agent must be received by the Subscription Agent prior to March 16, 1998 (or if the Offer is extended, until two business days prior to the Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will use its best efforts to complete the sale; and the Subscription Agent will remit the proceeds of sale, net of any commissions, to the Rightholders. No brokerage commissions will be charged to holders in connection with any sale of fewer than 100 Rights who elect to direct the Subscription Agent to sell such Rights in whole but not in part. Any commission on sales of 100 Rights or more will be paid by the selling Rightholders. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Subscription Agent on the day such Rights are sold. The Subscription Agent will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date. Such sales will be made net of commissions on behalf of the nonclaiming stockholders. The Subscription Agent will hold the proceeds from those sales for the benefit of such nonclaiming stockholder until such proceeds are either claimed or escheat. There can be no assurance that the Subscription Agent will be able to complete the sale of any such Rights, and neither the Fund nor the Subscription Agent has guaranteed any minimum sales price for the Rights. All such Rights will be sold at the market price, if any, on the Exchange.

    Other Transfers. The Rights are transferable on the Exchange until the close of business on the last business day prior to the Expiration Date. The Rights evidenced by a single Subscription Certificate may be transferred in whole or in part by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the transferring Rightholder or, if the transferring Rightholder so instructs, to an additional transferee.

    Except for the fees charged by the Subscription Agent and brokerage commissions on the sale of fewer than 100 Rights (which will be paid by the Fund as described above), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund or the Subscription Agent.

    The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription and the Over-Subscription Privilege may be effected through, the facilities of DTC.

Financial Advisor

    First Albany Corporation ("First Albany"), a broker-dealer and member of the National Association of Securities Dealers, Inc., has been retained by the Fund to provide financial advisory services in connection with the Offer. The Fund has agreed to pay First Albany a fee for its advisory services in an amount equal to $40,000.

Delivery of Share Certificates

    Participants in the Fund's Dividend Reinvestment Plan will have any Shares acquired with respect to Shares held in their stockholder dividend reinvestment accounts in the Plan on Primary Subscription and pursuant to the Over-Subscription Privilege credited to such accounts. Stockholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers' behalf will have any Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege credited to the account of Cede or such other depository or nominee. With respect to all other stockholders, certificates for all Shares acquired on Primary Subscription and pursuant to the Over-Subscription Privilege will be mailed within twelve business days after the Confirmation Date and after full payment for the Shares subscribed for has been received and cleared, which clearance may take up to fifteen days from the date of receipt of the payment.

Foreign Stockholders

    Subscription Certificates will not be mailed to Record Date Stockholders whose record addresses are outside the United States (the term "United States" includes the states, the District of Columbia, and the territories and possessions of the United States) ("Foreign Record Date Stockholders"). The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Stockholders' accounts until instructions are received to exercise, sell or transfer the Rights. If no instructions have been received by 12:00 noon, Eastern time, three business days prior to the Expiration Date regarding the Rights of those Foreign Record Date Stockholders, the Subscription Agent will use its best efforts to sell the Rights of those Foreign Record Date Stockholders on the Exchange. The net proceeds, if any, from the sale of those Rights will be remitted to the Foreign Record Date Stockholder.

Federal Income Tax Consequences of the Offer

    The U.S. federal income tax consequences to holders of Common Stock with respect to the Offer will be as follows:

                1. The distribution of Rights to Record Date Stockholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights.

                2. The basis of a Right will be (a) to a holder of Common Stock to whom it is issued and who exercises or sells the Right (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which it is issued, zero (unless the holder elects, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Common Stock between the Right and the Common Stock based on their respective fair market values immediately after the Right is issued), and (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the Common Stock with regard to which it is issued, a portion of the basis in the Common Stock based upon their respective fair market values immediately after the Right is issued; (b) to a holder of Common Stock to whom it is issued and who allows the Right to expire, zero; and (c) to anyone who purchases a Right in the market, the purchase price for a Right.

                3. The holding period of a Right received by a Record Date Stockholder includes the holding period of the Common Stock with regard to which the Right is issued.

                4. Any gain or loss on the sale of a Right will be treated as a capital gain or loss if the Right is a capital asset in the hands of the seller. Such a capital gain or loss will be long- or short-term, depending on how long the Right has been held, in accordance with paragraph 7 below. A Right issued with regard to Common Stock will be a capital asset in the hands of the person to whom it is issued if the Common Stock was a capital asset in the hands of that person. If a Right is allowed to expire, there will be no loss realized unless the Right had been acquired by purchase, in which case there will be a loss equal to the basis of the Right.

                5. If the Right is exercised by the Record Date Stockholder, the basis of the Common Stock received will include the basis, if any, allocated to the Right and the amount paid upon exercise of the Right.

                6. If the Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

                7. If the Right is sold, the holding period of the Right will include the holding period of the Common Stock with regard to which it was issued.

    The Fund is required to withhold and remit to the U.S. Treasury 31% of reportable payments paid on an account if the holder of the account provides the Fund with either an incorrect taxpayer identification number or no number at all or fails to certify that he is not subject to such withholding.

    The foregoing is only a summary of applicable federal income tax laws and does not include any state or local tax consequences of the Offer. Rightholders should consult their own tax advisers concerning the tax consequences of this transaction. See "Taxation."

Considerations for Certain Tax-Deferral Arrangements and Employee Plans

    Special considerations apply with respect to Record Date Stockholders that are tax-deferral arrangements such as plans qualified under Section 401(a) of the Internal Revenue Service Code of 1986, as amended ("Code") (including corporate savings and 401(k) plans and Keogh plans of self-employed individuals), individual retirement accounts under Section 408(a) of the Code ("IRAs"), Roth IRA's under section 408A of the Code, and custodial accounts under Section 403(b) of the Code (collectively, "Plans"). For example, additional contributions to a Plan (other than permitted rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise Rights, when taken together with other contributions made to the Plan, may exceed limits under the Code, resulting in (among other things) excise taxes for excess or nondeductible contributions, or the Plan's loss of its tax-favored status. Furthermore, the sale or transfer of Rights may be treated as a distribution or result in other adverse tax consequences.

    Plans and other tax exempt entities should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Section 511 of the Code. If any portion of an IRA or Roth IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA or Roth IRA depositor, which may result in current income taxation and penalty taxes.

    Certain Plans may be subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is a broad statutory framework that governs most employer-maintained retirement plans ("ERISA Plans') and imposes certain fiduciary obligations on the persons who manage such plans ("Fiduciaries"). In determining whether to exercise or transfer Rights, Fiduciaries of Record Date Stockholders that are ERISA Plans must determine that such actions are consistent with their fiduciary duties under ERISA and do not result in transactions which are prohibited under Section 406 of ERISA. Further, Record Date Stockholders which are Plans that are subject to Section 4975 of the Code must determine that the exercise or transfer of Rights does not result in transactions which are prohibited and subject to excise taxes under Section 4975 (under rules which generally parallel the prohibited transaction provisions of Section 406 of ERISA). Employee benefit plans that are not ERISA Plans (such as governmental plans) may be subject to state law restrictions that could affect the decision to exercise or transfer Rights.

    The Fund is an investment company registered under the Investment Company Act of 1940, as amended, and intends to continue to qualify as such. Therefore, under ERISA the assets of an ERISA Plan which is a stockholder of the Fund will include only the equity interest owned by such ERISA Plan and not the underlying assets of the Fund. The Investment Adviser will therefore not be a Fiduciary with respect to stockholders which are ERISA Plans and the operation of the Fund will not be subject to ERISA.

    Due to the complexity of the foregoing rules and the taxes, penalties, and potential liability for noncompliance, stockholders which are Plans should consult with their counsel and other advisors before their exercise or transfer of Rights.

Notice of Net Asset Value Decline

    The Fund has, as required by the staff of the Commission, undertaken to suspend the Offer until it amends this Prospectus if subsequent to February 6, 1998, the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of that date. In such event, the Fund will notify stockholders of any such decline and thereby permit them to cancel their exercise of Rights.


                                 USE OF PROCEEDS

    Assuming all Shares offered hereby are sold at the Estimated Subscription Price of $__________ per Share, the net proceeds of the Offer are estimated to be approximately $__________ (after deducting offering expenses payable by the Fund estimated at approximately $410,000 and after reflecting the Fund's application of Wellington Management's $100,000 voluntary management fee waiver against the expenses of the offer). The Fund anticipates that investment of such net proceeds in accordance with the Fund's investment objective and policies will take up to eight weeks from their receipt by the Fund, depending on market conditions and the availability of appropriate securities, but in no event will such investment take longer than six months. Pending such investment in accordance with the Fund's investment objective and policies, the proceeds will be held in U.S. Government securities (which include obligations of the United States Government and its agencies and instrumentalities) and other high-quality short-term money market instruments.


                                    THE FUND

    The New America High Income Fund, Inc. is a diversified, closed-end management investment company with a leveraged capital structure. Wellington Management Company, LLP currently serves as the Fund's investment adviser. The Fund's investment objective is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities, commonly known as "junk bonds."

    The Fund invests primarily in "high yield" fixed-income securities rated in the lower categories by established rating agencies, consisting principally of fixed income securities rated "BB" or lower by S&P or "Ba" or lower by Moody's, and, subject to applicable rating agency guidelines (see "Rating Agency Guidelines"), non-rated securities deemed by the Investment Adviser to be of comparable quality. See "Investment Objective and Policies" and "Management of the Fund--The Investment Adviser." The fixed-income securities in which the Fund invests are regarded by the rating agencies, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect this market risk.

    The Fund is subject to various portfolio diversification and related asset coverage requirements under guidelines established by Moody's and Fitch in connection with such rating agencies' issuance of ratings of "aaa" and AAA, respectively, with respect to the Fund's ATP. These guidelines require specific assets coverage ratios to be maintained on the basis of the discounted values of eligible securities in the Fund's portfolio, which discounts are directly correlated to the ratings assigned to the securities. The guidelines generally cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets than would otherwise be the case in order to remain in compliance with applicable asset coverage requirements. See "Investment Objective and Policies," "Rating Agency Guidelines," "Risk Factors and Special Considerations--Leverage" and "Description of Capital Stock--Asset Maintenance." An investment in the Fund involves a number of significant risks, which are increased due to the Fund's leveraged capital structure, and no assurance can be given that the Fund will achieve its investment objective. See "Risk Factors and Special Considerations."

    The Fund has had a leveraged capital structure since its inception. Through the use of leverage, the Fund seeks to increase dividend yields to holders of Common Stock over those that would be available in the absence of leverage by investing in securities which pay interest at a higher rate than the rates of required dividend payments on its outstanding ATP after related expenses. By issuing senior securities having a "aaa"/AAA rating and agreeing to various portfolio diversification guidelines established by the relevant rating agencies in connection therewith, the Fund seeks to obtain a lower cost of leverage than it believes would be available with lower rated or unrated senior securities. However, the use of leverage can, under certain circumstances, adversely affect the Fund's performance and generally will cause the net asset value of the Common Stock to decline more rapidly when the value of portfolio holdings declines than would be the case for an unleveraged fund. The asset coverage requirements applicable to the Fund's senior securities affect the management of its portfolio, as described in the preceding paragraph. Also, in the event of a decline in the value of the Fund's portfolio securities, the Fund may be forced to redeem or repurchase senior securities in order to reduce investment leverage and thereby remain in compliance with applicable asset coverage requirements, which may require the liquidation of portfolio securities at prices below the prices at which they were purchased. Events such as increases in short-term interest rates which increase the dividends required to be paid on the Fund's outstanding ATP or increases in expenses associated with the ATP, will, absent a corresponding increase in the rate of return of portfolio holdings or a decrease in other expenses, result in a decrease in dividends paid to holders of Common Stock. See "Risk Factors and Special Considerations--Leverage," "Investment Objective and Policies" and "Description of Capital Stock."

    The Fund's performance since inception illustrates the significant risks (and potential rewards) associated with investing in "high yield, high risk" securities on a leveraged basis. The Fund commenced operations in 1988 with total assets of $396,386,000, a net asset value per share of Common Stock of $9.25 and outstanding senior securities of $184 million. At December 31, 1990, following a significant decline in the high yield market during 1989 and 1990, the Fund's total assets were $169,059,000 (a decline of 57.3% from total assets at inception), its net asset value per share of Common Stock was $3.42 (a decline of 63.0% from net asset value per share at inception), and outstanding senior securities aggregated $82,990,000 (a decline of 54.9% relative to outstanding senior securities at inception). Total return on an investment in Common Stock from inception through December 31, 1990 was -58.74%. At December 31, 1997, the Fund's total net assets were $393,625,000, net asset value per share of Common Stock was $5.03 and outstanding senior securities aggregated $150 million. Cumulative total investment return for an investment in Common Stock for the one-, three- and five-year periods ended December 31, 1997 was 21.97%, 95.22% and 140.97%, respectively. Past performance is, of course, no guarantee of future results.

    Existing Leverage

    During 1993, the Fund had outstanding senior securities having an aggregate principal amount/liquidation preference of $80 million of which $45 million consisted of short term debt and $35 million consisted of credit enhanced, auction preferred stock. In January 1994 the Fund refinanced its outstanding senior securities through the issuance of two series of ATP having an aggregate liquidation preference of $100 million plus accumulated and unpaid dividends and no credit enhancement. In May 1997, the Fund issued an additional series of ATP having an aggregate liquidation preference of $50 million plus accumulated and unpaid dividends and no credit enhancement. Dividends on all series of the ATP are established in periodic auctions generally held every 28 days (subject to the right of the Fund to establish longer or shorter dividend periods), and generally reflect short-term interest rates during short-term dividend periods. See "Description of Capital Stock--Dividends and Dividend Periods."

    The Fund has entered into three interest payment swap arrangements with BankBoston, N.A. ("BankBoston"). The aggregate effect of these arrangements is to hedge the fund's dividend payment obligations with respect to 63 1/3 % of the ATP presently outstanding. Pursuant to each of the Swap Arrangements the Fund makes payments to BankBoston on a monthly basis at fixed annual rates while receiving BankBoston payments at a variable rate determined with reference to the level of short-term interest rates from time to time. See" Description of Capital Stock."

    The Fund is registered under the 1940 Act and was organized as a corporation under the laws of the State of Maryland on November 19, 1987. The Fund's address is 10 Winthrop Square, Fifth Floor, Boston, Massachusetts 02110, and its telephone number is (617) 350-8610. The Investment Adviser's address is 75 State Street, Boston, Massachusetts 02109, and its telephone number is (617) 951-5000.


                        INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is to provide high current income, while seeking to preserve stockholders' capital, through investment in a professionally managed, diversified portfolio of "high yield" fixed-income securities, commonly known as "junk bonds." The Fund's investment objective and the restrictions described below under "Investment Restrictions" are fundamental policies and thus may not be changed without the affirmative vote of the holders of a majority of the outstanding shares of the Fund's Common Stock and a majority of the outstanding shares of the ATP, voting as separate classes, which means for each class the lesser of (a) more than 50% of such class or (b) 67% or more of such class present at a meeting at which more than 50% of the outstanding shares of such class are present or represented by proxy.

    No assurance can be given that the Fund will attain its investment objective. Specifically, given the high risk nature and price volatility of the Fund's investments as well as the Fund's leverage, it may be difficult to achieve capital preservation on a consistent basis in the future. As described above, in the high yield securities market of 1989 and 1990, the Fund suffered a substantial decline in its net asset value as a result of these factors and thus failed to achieve this objective during that period and, while the Fund's cumulative total investment returns for the one-, three-, and five-year periods ended December 31, 1997 were 21.97%, 95.22%, and 140.97%, respectively, past performance is no guarantee of future results. See "The Fund" and "Risk Factors and Special Considerations."

Investment Strategy

    The policies described below may be changed by the Fund without the approval of the Fund's stockholders.

    The Fund seeks to achieve its investment objective by investing primarily in "high yield" fixed-income securities rated in the lower categories by recognized rating agencies, consisting principally of fixed-income securities rated "Ba" or lower by Moody's or "BB" or lower by S&P and, subject to applicable rating agency guidelines, (see "Rating Agency Guidelines") non-rated securities deemed by the Investment Adviser to be of comparable quality. Because non-rated securities are not eligible for inclusion in the calculation of the discounted value of the Fund's assets under the current rating agency guidelines to which the Fund is subject, however, it is not presently anticipated that such securities will comprise a significant percentage of the Fund's investments, although the Fund reserves full flexibility in this regard. See "Rating Agency Guidelines." Under normal market conditions, the Fund will have at least 65% of its total assets invested in securities rated BB or lower by S&P or Ba or lower by Moody's or non-rated securities deemed by the Investment Adviser to be of comparable quality, and the average maturity of the Fund's portfolio is expected to be between eight and fifteen years. The dollar weighted average of credit ratings of all bonds held by the Fund during the year ended December 31, 1997, computed on a monthly basis, is set forth below. This information reflects the average composition of the Fund's assets during the year ended December 31, 1997 and is not necessarily representative of the Fund as of the current fiscal year or at any other time in the future.

          Moody's                       Percentage
          Rating                       of Portfolio
          ------                       ------------
          Baa.....................          .68%
          Ba......................        17.37%
          B.......................        76.69%
          Caa.....................         1.55%
          Ca......................         0.00%
          C.......................          .32%
          NR......................         3.39%
                                         ------
                  Total...........       100.00%

As of December 31, 1997, the weighted average maturity of the Fund's portfolio was approximately 7.50 years.

    The Fund's portfolio reflects requirements established by Moody's and Fitch in connection with the issuance by such agencies of investment grade ratings for the Fund's ATP (referred to herein as the "Rating Agency Guidelines"). These guidelines relate, among other things, to industry and credit quality characteristics of issuers and specify various "discount factors" for debt securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the discounted value of the Fund's portfolio. Such instruments include, for example, securities rated "CC"/"Ca" or lower by the Rating Agencies, non-rated securities, private placements, non-U.S. securities, preferred or common stock, zero coupon or similar securities that do not provide for the periodic payment of interest in cash and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund's portfolio. See "Rating Agency Guidelines."

    The Rating Agency Guidelines require that the Fund maintain assets having an aggregate discounted value, determined on the basis of the guidelines, greater than the aggregate liquidation preference of the ATP plus specified liabilities, payment obligations and other amounts, as of periodic valuation dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the ATP on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires such asset coverage as a condition to paying dividends on Common Stock. See "Description of Capital Stock--Asset Maintenance." The effect of compliance with these guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund's ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Adviser, including private placements of other than Rule 144A securities, and to limit or delay the Fund's ability to reinvest cash in a rising "high-yield" market. See "The Fund" and "Risk Factors and Special Considerations--Leverage." The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

    There is no minimum rating requirement applicable to the fixed-income securities which may be acquired by the Fund. However, compliance with the Rating Agency Guidelines, under which securities rated below "CCC/Caa" are not eligible for inclusion in the calculation of the discounted value of the Fund's assets and other lower rated securities are heavily discounted in such calculation, may have the effect of precluding or limiting investments in such issues.

    "High-yield" bonds, the generic name for corporate bonds rated between "BB"/"Ba" and "C"/"C" by the Rating Agencies, are frequently issued by corporations in the growth stage of their development. Bonds which rated "BB"/"Ba," "B"/"B," "CCC"/"Caa," "CC"/"Ca" and "C"/"C" are regarded by the rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Further information concerning the ratings of corporate bonds, including the rating categories of Moody's, Fitch and S&P) is provided in Appendix A. "High-yield" securities held by the Fund may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuers, and such securities are usually subordinate to other securities issued by the issuer. In addition, such issuers may lose experienced management as a result of the restructurings. Finally, the market price of such securities may be more volatile to the extent that expected benefits from restructuring do not materialize.

    Fixed-income securities which the Fund has the right to acquire include preferred stocks (limited to 20% of the Fund's total assets and subject to compliance with the Rating Agency Guidelines as described above) and all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. Such obligations may include, for example, bonds, debentures, notes, mortgage or other asset-backed instruments, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, zero coupon securities and obligations issued or guaranteed by the United States government or any of its political subdivisions, agencies or instrumentalities (including obligations, such as repurchase agreements, secured by such instruments). Most debt securities in which the Fund will invest will bear interest at fixed rates. However, the Fund reserves the right to invest without limitation in fixed-income securities that have variable rates of interest or involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture). The Fund also has the right to acquire common stock as part of a unit in connection with the purchase of debt securities consistent with the Fund's investment policies, although such investments are not eligible for inclusion in the calculation of the Fund's discounted value under the Rating Agency Guidelines.

    The Fund has the right to invest up to 20% of its total assets in securities that are not readily marketable (determined as of the time of investment), including securities restricted as to resale, or so-called private placements. Securities that are not readily marketable may offer higher yields than comparable publicly traded securities. However, the Fund may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Also, like preferred stock, private placements, unless they involve securities which may be resold pursuant to Rule 144A, are not eligible for inclusion in the discounted value of the portfolio for purposes of the Rating Agency Guidelines of Moody's or Fitch in effect as of the date of this Prospectus. See "Rating Agency Guidelines."

    The Fund is permitted to invest up to 20% of its total assets in zero coupon securities, although such securities also may not be included in calculating the discounted value of the Fund's portfolio under the Rating Agency Guidelines. Zero coupon securities pay no cash income but are purchased at a discount from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. There may be special tax considerations associated with investing in securities structured as deferred interest, zero coupon or payment-in-kind securities. The Fund records the interest on these securities as income even though it receives no cash interest until each security's maturity date. The Fund will be required to distribute all or substantially all such amounts annually and may have to obtain the cash to do so by selling securities. Thus, to meet cash distribution obligations, the Fund may be required to liquidate a portion of its assets, which it would otherwise continue to hold, at a disadvantageous time. These distributions will be taxable to stockholders as ordinary income. In the case of securities structured as deferred interest, zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

    The Fund may invest in U.S. dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds").

    Notwithstanding any of the foregoing, when market conditions warrant a temporary defensive investment strategy, including when it is necessary to maintain compliance with the Rating Agency Guidelines (under which the Fund's ability to invest in lower rated securities having relatively low discounted values may be restricted, particularly as the market values of portfolio holdings decline), the Fund may invest without limitation in money market instruments, including rated and (subject to compliance with the Rating Agency Guidelines) unrated commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the United States government or its instrumentalities or agencies. The yield on these securities will tend to be lower than the yield on other securities to be purchased by the Fund. The Fund may also invest in securities rated higher than "Ba" by Moody's or "BB" by S&P or non-rated fixed-income securities of comparable quality when the difference in yields between quality classifications is relatively narrow or for temporary defensive purposes, including maintenance of applicable asset coverage requirements, when the Investment Adviser anticipates adverse market conditions. Investments in higher rated issues may serve to lessen a decline in net asset value but may also affect the amount of current income produced by the Fund, since the yields from such issues are usually lower than those from lower rated issues.

    As noted herein, the Fund has had a leveraged capital structure since its inception and, as of December 31, 1997, had outstanding 6,000 shares of preferred stock issued in three series, the ATP, having an aggregate liquidation preference of $150 million plus accumulated and unpaid dividends. The ATP is subject to optional redemption by the Fund. The Fund is required to redeem the ATP in whole or in part in the event the Fund fails to satisfy applicable asset coverage requirements and is required to redeem the ATP in whole in the event the Fund fails to maintain the "aaa"/AAA Credit Rating (as defined below) for the ATP and such rating is not restored on a timely basis. See "Description of Capital Stock--Mandatory Redemption." The "aaa"/AAA Credit Rating is a rating for the ATP in the highest rating category of any two nationally recognized statistical rating organizations (as used in the Securities Exchange Act of 1934, as amended), one of which must be Moody's or S&P. Any such redemption will result in a loss of investment leverage and a reduction in Fund income, the effect of which will be borne exclusively by the holders of Common Stock. See "The Fund."

Investment Restrictions

    The following investment restrictions are fundamental policies of the Fund, and may not be amended without the affirmative vote of the holders of a majority of the outstanding shares of the Fund's Common Stock and a majority of the outstanding shares of the ATP, voting as separate classes, which means for each class the lesser of (a) more than 50% of such class or (b) 67% or more of such class present at a meeting at which more than 50% of the outstanding shares of such class are present or represented by proxy. Under these restrictions, the Fund may not:

    1. Borrow money (through reverse repurchase agreements or otherwise) or issue senior securities, except as permitted by Section 18 of the 1940 Act.

    2. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings permitted by restriction 1 above. Collateral arrangements with respect to margins for futures contracts and options are not deemed to be pledges or other encumbrances for purposes of this restriction.

    3. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin payments in connection with transactions in futures contracts and options.

    4. Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short.

    5. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, the Fund may be deemed to be an underwriter under the federal securities laws.

    6. Purchase or sell real estate (including real estate mortgage loans), although the Fund may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate and securities representing interests in real estate.

    7. Purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts and related options.

    8. Make loans, except by purchase of debt obligations in which the Fund may invest consistently with its investment policies, by entering into repurchase agreements with respect to not more than 25% of the value of its total assets, or through the lending of its portfolio securities with respect to not more than one-third of the value of its total assets.

    9. Invest in securities of any issuer, if, to the knowledge of the Fund, officers and Directors of the Fund and officers and partners of the Fund's investment adviser who beneficially own more than 0.5% of the value of the Fund's securities together own more than 5% of such issuer.

    10. Invest in securities of any issuer if, immediately after such investment, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

    11. Acquire more than 10% of the voting securities of any issuer.

    12. Invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the United States government or its agencies or instrumentalities.

    13. Invest more than 20% of the market or other fair value of its total assets in securities that are not readily marketable, including those that are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held in the portfolio of the Fund or to repurchase agreements that have a maturity of seven days or less; however, the Fund will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other securities that are not readily marketable, exceed 20% of the market or other fair value of the Fund's total assets.

    14. Invest in the securities of other registered investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions.

    15. Buy or sell oil, gas or other mineral leases, rights or royalty contracts, although the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

    16. Make investments for the purpose of exercising control or management over the issuer of any security.

    Although the provisions of restrictions 2 (with respect to futures contracts), 3 and 7 permit the Fund to engage in certain practices to a limited extent, the Fund does not currently engage in such practice. See "Certain Investment Policies" below.

    The Fund also will be subject to certain investment restrictions so long as the ATP remains outstanding, which may prohibit or limit certain practices that are otherwise authorized. See "Certain Investment Practices" below and "Rating Agency Guidelines."

Certain Investment Practices

    The Fund and the Investment Adviser reserve the right to engage in certain investment practices described below in order to help achieve the Fund's investment objective. So long as the ATP is outstanding, the Fund may not utilize certain of the practices described below, such as entering into swap agreements, the making of securities loans and buying or selling futures contracts and options thereon, unless the Fund receives written confirmation from Moody's, Fitch or any other rating agency which is then rating the ATP and which so requires, that any such action will not impair the "aaa"/AAA Credit Rating. Further, the Rating Agency Guidelines limit or have the effect of limiting the Fund's use of other investment practices described below, such as investments in non-U.S. securities, private placements (except Rule 144A Securities as discussed below) and options to the extent such investments are not eligible for inclusion in the discounted value of the Fund's portfolio or the Rating Agency Guidelines specify terms and restrictions on such investments.

    Rating Agency Restrictions. While the Fund has reserved the right to employ the investment practices described below, for so long as any of the ATP is outstanding and either Moody's or Fitch is rating the ATP, the Fund will not, unless it has received written confirmation from Moody's and/or Fitch, as applicable, that any such action would not impair the respective rating then assigned by Moody's or Fitch to the ATP, engage in any one or more of the following transactions: (i) purchase or sell futures contracts or options thereon with respect to portfolio securities or write unsecured put or uncovered call options on portfolio securities, engage in options transactions involving cross-hedging, or enter into any swap arrangement, other than the arrangement described herein for which the Fund has obtained consent of Moody's and Fitch;
(ii) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions; provided that the ATP Basic Maintenance Amount (as defined below under "Description of Capital Stock") would continue to be satisfied after giving effect to such borrowing and if the borrowing matures in not more than 60 days and is non-redeemable; (iii) except in connection with a refinancing of the ATP, issue any class or series of stock ranking prior to or on a parity with the ATP with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of ATP previously purchased or redeemed by the Fund; (iv) engage in any short sales of securities; (v) lend portfolio securities; or (vi) merge or consolidate into or with any other corporation.

    In addition, for so long as the ATP is rated by Moody's or Fitch: (a) for purposes of the applicable rating agency asset coverage requirements, assets in margin accounts are not eligible for inclusion in the determination of discounted asset coverage, (b) where delivery of a security may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the rating agency coverage requirements that it takes delivery of that security which yields it the least value, and (c) the Fund will not engage in or is limited with respect to certain practices such as engaging in options transactions for leveraging or speculative purposes.

    Repurchase Agreements. The Fund may enter into repurchase agreements on up to 25% of the value of its total assets. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to re-sell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the United States government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Investment Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

    Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The value of underlying securities will be at least equal at all times to the total amount of the resale obligation, including the interest factor. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Securities sold by the Fund under a reverse repurchase agreement must be either segregated pending repurchase or the proceeds must be segregated on the Fund's books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

    When-Issued and Delayed Delivery Securities. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis (i.e, delivery and payment can take place a month or more after the date of the transaction). The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets from its portfolio, marked to market daily and having value equal to or greater than such commitments. On the delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the separate account and/or from then available cash flow. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio obligations, incur a gain or loss due to market fluctuation.

    Permitted Investments in Direct Placement Securities. The Fund is permitted by its investment objective and policies to invest without limitation in direct placement securities. Direct placement securities are restricted securities and therefore are subject to certain of the following risks which would not apply to securities that were free for immediate public sale. In a private sale of restricted securities, which may involve protracted negotiations and a limited number of purchasers, the possibility of delay and the necessity of obtaining a commitment of investment intent from the purchasers might adversely affect the price of the securities. In a public offering, the delay resulting from registration may make it impossible for the Fund to sell securities at the most desirable time, and the price of the securities may decline between the time of the decision to sell and the time when the sale is accomplished. Since only the issuer of the securities can prepare and file a registration statement under the Securities Act of 1933, as amended, the Fund may not be able to obtain registration at the most desirable time.

    In view of the above risks, the proceeds to the Fund from the sale of restricted securities acquired by direct placement could be less than the proceeds from the sale of similar securities which were free for immediate public resale. If the Fund is required to liquidate portfolio investments to satisfy applicable asset coverage requirements, it may be required to dispose of direct placement securities at times or prices which are disadvantageous to the Fund.

    Direct placement securities, unless eligible for resale under Rule 144A, are generally ineligible for inclusion in the calculation of the discounted value of the Fund's investment portfolio under the Rating Agency Guidelines with which the Fund will be required to comply for so long as the shares of ATP remain outstanding. The guidelines require the Fund to maintain portfolio assets eligible for inclusion in such calculation which have an aggregate discounted value in excess of the specified asset coverage levels and may therefore limit the Fund's ability to invest in direct placement securities.

    Foreign Investments. The Fund may invest up to 10% of the value of its total assets in securities principally traded in foreign markets. In addition, subject to the Fund's basic investment strategy, the Fund may also purchase Eurodollar certificates of deposit issued by branches of U.S. banks. Foreign investments may involve risks not present to the same degree in domestic investments, such as future political and economic developments, the imposition of withholding taxes on interest income, seizure or nationalization of foreign deposits, the establishment of exchange controls and the adoption of other foreign governmental restrictions which might adversely affect the payment of principal of and interest on such obligations. Foreign securities may be less liquid and more volatile than U.S. securities, and foreign accounting and disclosure standards may differ from U.S. standards. In addition, settlement of transactions in foreign securities may be subject to delays, which could result in adverse consequences to the Fund including restrictions on the subsequent resale of such securities. The value of foreign investments may rise or fall because of changes in currency exchange rates.

    Interest Rate Transactions. The Fund may enter into interest rate transactions, such as swaps, caps, collars and floors for the purpose or with the effect of hedging its portfolio and/or its payment obligations with respect to senior securities. The costs of any such interest rate transaction and the payment made or received by the Fund thereunder would be borne by or inure to the benefit of the Fund's common stockholders. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

    The Fund has entered into three interest payment swap arrangements with BankBoston. The aggregate effect of these arrangements is to hedge the fund's dividend payment obligations with respect to 63 1/3 % of the ATP presently outstanding. Pursuant to each of the Swap Arrangements the Fund makes payments to BankBoston on a monthly basis at fixed annual rates while receiving BankBoston payments at a variable rate determined with reference to the level of short-term interest rates from time to time.
See" Description of Capital Stock."

    The Fund makes dividend payments to the holders of the ATP on the basis of the results of periodic auctions in accordance with its terms without regard to the swap and would continue to do so in the event the swap is terminated. The Fund has agreed to terminate the arrangement in the event it fails to maintain certain asset coverage requirements. See "Rating Agency Guidelines."

    Options. The Fund may write (sell) call options which are traded on national securities exchanges with respect to securities in its portfolio. The Fund may only write "covered" call options, that is, options on securities it holds in its portfolio or has an immediate right to acquire through conversion or exchange of securities held in its portfolio. The Fund reserves the right to write call options on its portfolio securities in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write call options as a partial hedge against a possible market decline. In view of its investment objective, the Fund generally would write call options only in circumstances in which the Investment Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood that the Fund will be able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

    For purposes of valuation of the Fund's assets under the Rating Agency Guidelines (see "Description of Capital Stock--Asset Maintenance"): (i) if the Fund writes a call option, the underlying asset will be valued as follows: (a) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the ATP, at the lower of the discounted value of the underlying security of the option and the exercise price of the option or (b) otherwise, it has no value; (ii) if the Fund writes a put option, the underlying asset will be valued as follows: the lesser of (a) exercise price and (b) the discounted value of the underlying security determined in accordance with Rating Agency Guidelines; and (iii) call or put option contracts which the Fund buys have no value. For so long as the ATP are rated by Moody's or Fitch: (i) the Fund will not engage in options transactions for leveraging or speculative purposes; (ii) the Fund will not write or sell any anticipatory contracts pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (iii) the Fund will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Fund would continue to be in compliance with applicable rating agency asset coverage requirements (see "Description of Capital Stock--Asset Maintenance"); (iv) the Fund shall write only exchange-traded options on exchanges approved by Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP); and (v) there shall be a quarterly audit made of the Fund's options transactions, if any, by the Fund's independent accountants to confirm that the Fund is in compliance with these standards.

    Futures Contracts and Related Options. The Investment Adviser does not currently intend that the Fund will invest in futures contracts or related options with respect to the portfolio. However, the Fund has reserved the right, subject to the approval of the Board of Directors, to purchase and sell financial futures contracts and options on such futures contracts for the purpose of hedging its portfolio securities (or portfolio securities which it expects to acquire) against anticipated changes in prevailing interest rates. This technique could be employed if the Investment Adviser anticipates that interest rates may rise, in which event the Fund could sell a futures contract to protect against the potential decline in the value of its portfolio securities. Conversely, if declining interest rates were anticipated, the Fund could purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase.

    In the event the Fund determines to invest in futures contracts and options thereon, it will not purchase or sell such instruments if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts would exceed 5% of the value of the Fund's total assets. In addition, in accordance with the regulations of the Commodity Futures Trading Commission (the "CFTC") under which the Fund will be exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for other than hedging purposes if immediately thereafter the sum of the amount of the initial margin deposits and premiums on open positions with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Fund's net assets. There is no overall limitation on the percentage of the Fund's portfolio securities which may be subject to a hedge position. If the CFTC were to amend its regulations such that the Fund would be permitted to write options on futures contracts for income purposes without CFTC registration, the Fund would have the right to engage in such transactions for those purposes, subject to the approval of the Board of Directors. The extent to which the Fund may enter into transactions involving futures contracts also may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company.

    Risks of Hedging Transactions. The use of options, financial futures and options on financial futures may involve risks not associated with other types of investments which the fund intends to purchase, and it is possible that a portfolio that utilizes hedging strategies may perform less well than a portfolio that does not make use of such devices. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts and the sale of options thereon would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.

    Incurrence of Indebtedness. For so long as any of the ATP are outstanding, the Fund will not borrow money or issue senior securities representing indebtedness unless it has received written notice from Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is then rating the ATP) and any other rating agency which is then rating the ATP which so requires that such action would not impair the "aaa"/AAA Credit Rating. For so long as any of the Fund's preferred stock, including the ATP, is outstanding, the lesser of (a) 67% of the shares of the Fund's preferred stock, voting as a separate class, present at a meeting at which more than 50% of the outstanding shares of preferred stock entitled to vote is present or (b) more than 50% of the outstanding shares of preferred stock, must approve any Fund borrowing. Preferred stockholder approval is not, however, required if the Fund borrows for temporary or emergency purposes in accordance with its investment policies and restrictions or for the purpose of clearing transactions. To the extent that the Fund does incur any borrowings, such borrowings would typically be senior in right of payment to the ATP and the Common Stock upon liquidation of the Fund.

    Securities Loans. The Fund reserves the right to make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on the securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.


                            RATING AGENCY GUIDELINES

    The Fund intends at all times that, so long as any ATP are outstanding and Moody's and Fitch are then rating the ATP, the composition of its portfolio will reflect guidelines established by Moody's and Fitch in connection with obtaining the "aaa"/AAA Credit Rating with respect to the ATP. Should the Fund determine to seek (and be successful in obtaining) a rating from any other rating agency or issue senior securities other than the ATP which are rated or otherwise subject to portfolio diversification or similar requirements, the composition of its portfolio would also reflect the guidelines and requirements established by any rating agency rating such securities or by the purchaser or purchasers of such securities. Moody's and Fitch, nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The Fund has paid certain fees to Moody's and Fitch for rating shares of the ATP. The guidelines described below have been developed independently by Moody's and Fitch in connection with issuance of asset-backed and similar securities, including debt obligations and adjustable rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law, but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and Fitch to issue the above-described ratings for the ATP, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage which supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act, and which accordingly affect significantly the management of the Fund's portfolio. A rating agency's guidelines will apply to the ATP only so long as such rating agency is rating such shares and such guidelines are subject to amendment with the consent of the relevant rating agency.

    The Fund intends to maintain a discounted value for its portfolio ("Discounted Value") at least equal to the amount specified by each rating agency (the "ATP Basic Maintenance Amount"), the determination of which is as set forth under "Description of Capital Stock--Asset Maintenance." Moody's and Fitch have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and Fitch guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines ("Eligible Assets").

Moody's "aaa" Rating Guidelines

    For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Moody's Eligible Assets") must be discounted by certain discount factors set forth below ("Moody's Discount Factors"). The Discounted Value of a portfolio security under Moody's guidelines is the market value thereof determined in accordance with criteria provided by the relevant rating agency ("Market Value") divided by the Moody's Discount Factor. The Moody's Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody's.

    Corporate Debt Securities. Under current Moody's guidelines, portfolio securities that are corporate debt securities will not be included in the calculation of the Discounted Value of the Fund's portfolio unless (a) such securities are rated Caa or higher by Moody's; (b) the senior unsecured rating of the issuer's corporate bonds is higher than B3; (c) such securities provide for the periodic payment of interest in cash in U.S. dollars; (d) such securities do not provide for conversion or exchange into equity capital at any time over their lives; (e) for debt securities rated Ba1 and below, no more than 10% of the original amount of such issue may constitute Moody's Eligible Assets; and (f) such securities have been registered under the Securities Act of 1933, as amended, or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, as determined by the Fund's adviser acting subject to the supervision of the Fund's Board of Directors ("Rule 144A Securities"). Rule 144A Securities held by the Fund will qualify as Moody's Eligible Assets only up to a maximum of 25% of the aggregate Market Value of all assets constituting Moody's Eligible Assets. Thus, the Moody's guidelines have the effect of prohibiting or significantly restricting investments in securities other than fixed-income obligations of U.S. issuers which are rated Caa or higher.

    The Discounted Value of any Moody's Eligible Asset that is a corporate debt security is the percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such assets, in accordance with the table set forth below:

                           Moody's Discount Factors --

                           Corporate Debt Securities+

Remaining Term                  Rating Category
     to           ------------------------------------------
Maturity Asset    Aaa    Aa     A     Baa    Ba     B*   Caa
--------------    ---    --     -     ---    --     --   ---
 1 Year......     112%  118%   123%   128%  139%   150%  260%
 2 Years.....     118   124    130    135   147    158   260
 3 Years.....     123   129    135    141   153    165   260
 4 Years.....     139   135    141    148   160    172   260
 5 Years.....     134   141    147    154   166    179   260
 7 Years.....     142   149    155    162   176    189   260
10 Years.....     148   156    163    170   184    198   260
15 Years.....     153   161    168    175   190    205   260
20 Years.....     161   169    177    184   200    215   260
30 Years.....     162   170    178    185   201    216   260

------------------
* Senior debt securities of an issuer rated B3 shall be deemed to be Caa rated securities for purposes of determining the applicable Moody's Discount Factor.

+ The Moody's Discount Factor applied to Rule 144A Securities is 130% of the Moody's Discount Factor which would apply were the securities registered under the 1933 Act.

    The Moody's guidelines impose minimum issue size, issuer and industry diversification and other requirements for purposes of determining Moody's Eligible Assets. Specifically, portfolio holdings as described below must be within the following diversification and issue size requirements in order to constitute Moody's Eligible Assets includable within the calculation of Discounted Value:

                             Maximum     Maximum
                             Single      Single        Minimum
                             Issuer      Industry      Issue Size
     Asset Ratings(1)        (%)(2,3)    (%)(3,4)      ($ in millions)(6)
     ----------------        --------    --------      ------------------
     "aaa", Aaa...........     100         100          100
     "aa", Aa.............      20          60          100
     "a", A, P-1..........      10          40          100
     "baa", Baa...........       6          20          100
     Ba...................       4          12           50(5)
     B1-B2................       3           8           50(5)
     B3 (Caa subordinate)        2           5           50(5)

                               See accompanying notes

---------------

(1) Refers to the senior debt rating of asset.

(2) Companies subject to common ownership of 25% or more are considered as one name.

(3) Percentages represent a portion of the aggregate Market Value of corporate securities.

(4) Industries are determined according to industry classifications specified by Moody's ("Moody's Industry Classification"). See below.

(5) Bonds from issues ranging from $50 million to $100 million are limited to 20% of the collateral pool.

(6) Except for preferred stock, which has a minimum issue size of $50 million.

    The Moody's Industry Classifications, for the purposes of determining Moody's Eligible Assets, mean each of the following industry classifications, determined with respect to particular issues in the discretion of the Fund:

    Aerospace and Defense: Major Contractor, Subsystems, Research, Aircraft Manufacturing, Arms, Ammunition

    Automobile: Automotive Equipment, Auto-Manufacturing, Auto Parts Manufacturing, Personal Use Trailers, Motor Homes, Dealers

    Banking: Bank Holding, Savings and Loans, Consumer Credit, Small Loan, Agency, Factoring, Receivables

    Beverage, Food and Tobacco: Beer and Ale, Distillers, Wines and Liquors, Distributors, Soft Drink Syrup, Bottlers, Bakery, Mill Sugar, Canned Foods, Corn Refiners, Dairy Products, Meat Products, Poultry Products, Snacks, Packaged Foods, Distributors, Candy, Gum, Seafood, Frozen Food, Cigarettes, Cigars, Leaf/Snuff, Vegetable Oil

    Buildings and Real Estate: Brick, Cement, Climate Controls, Contracting, Engineering, Construction, Hardware, Forest Products (building-related only), Plumbing, Roofing, Wallboard, Real Estate, Real Estate Development, REITs, Land Development

    Chemicals, Plastics and Rubber: Chemicals (non-agriculture), Industrial Gases, Sulphur, Plastics, Plastic Products, Abrasives, Coatings, Paints, Varnish, Fabricating

    Containers, Packaging and Glass: Glass, Fiberglass, Containers made of:
    Glass, Metal, Paper, Plastic, Wood, or Fiberglass

    Personal and Non Durable Consumer Products (Manufacturing Only): Soaps, Perfumes, Cosmetics, Toiletries, Cleaning Supplies, School Supplies

    Diversified/Conglomerate Manufacturing

    Diversified/Conglomerate Service

    Diversified Natural Resources, Precious Metals and Minerals: Fabricating, Distribution

    Ecological: Pollution Control, Waste Removal, Waste Treatment, Waste
    Disposal

    Electronics: Computer Hardware, Electric Equipment, Components, Controllers, Motors, Household Appliances, Information Service Communication Systems, Radios, TVS, Tape Machines, Speakers, Printers, Drivers, Technology

    Finance: Investment Brokerage, Leasing, Syndication, Securities

    Farming and Agriculture: Livestock, Grains, Produce; Agricultural Chemicals, Agricultural Equipment, Fertilizers

    Grocery: Grocery Stores, Convenience Food Stores

    Healthcare, Education and Childcare: Ethical Drugs, Proprietary Drugs, Research, Health Care Centers, Nursing Homes, HMOs, Hospitals, Hospital Supplies, Medical Equipment

    Home and Office Furnishings, Housewares and Durable Consumer Products:
    Carpets, Floor Coverings, Furniture, Cooking, Ranges

    Hotels, Motels, Inns and Gaming

    Insurance: Life, Property and Casualty, Broker, Agent, Surety

    Leisure, Amusement, Motion Pictures, Entertainment: Boating, Bowling, Billiards, Musical Instruments, Fishing, Photo Equipment, Records, Tapes, Sports, Outdoor Equipment (Camping), Tourism, Resorts, Games, Toy Manufacturing), Motion Picture Production Theaters, Motion Picture Distribution

    Machinery (Non-Agriculture, Non-Construction, Non-Electronic): Industrial, Machine Tools, Steam Generators

    Mining, Steel, Iron and Non Precious Metals: Coal, Copper, Lead, Uranium, Zinc, Aluminum, Stainless Steel Integrated Steel, Ore Production, Refractories, Steel Mill Machinery, Mini-Mills, Fabricating, Distribution and Sales

    Oil and Gas: Crude Producer, Retailer, Well Supply, Service and Drilling

    Personal, Food and Miscellaneous Services

    Printing, Publishing and Broadcasting: Graphic Arts, Paper, Paper Products, Business Forms, Magazines, Books, Periodicals, Newspapers, Textbooks, Radio, T.V., Cable Broadcasting Equipment

    Cargo Transport: Rail, Shipping, Railroads, Rail-car builders, Ship Builders, Containers, Container Builders, Parts, Overnight Mail, Trucking, Truck Manufacturing, Trailer Manufacturing, Air Cargo, Transport

    Retail Stores: Apparel, Toy, Variety, Drugs, Department, Mail Order Catalog, Showroom

    Telecommunications: Local, Long Distance, Independent, Telephone, Telegraph, Satellite, Equipment, Research, Cellular

    Textiles and Leather: Producer, Synthetic Fiber, Apparel Manufacturer, Leather Shoes

    Personal Transportation: Air, Bus, Rail, Car Rental

    Utilities: Electric, Water, Hydro Power, Gas, Diversified

    Sovereigns: Semi-sovereigns, Canadian Provinces, Supra-national Agencies

    Where the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the ATP Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Moody's Eligible Asset. For the purposes of calculation of Moody's Eligible Assets, portfolio securities which have been called for redemption by the issuer thereof are valued at the lower of Market Value or the call price of such portfolio securities.

    Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(F) under the definition of ATP Basic Maintenance Amount (see "Description of Capital Stock--Asset Maintenance") or it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by its investment adviser, the Fund's custodian, transfer agent or registrar or the auction agent for the ATP (the "Auction Agent") and (d) Liens by virtue of any repurchase agreement.

    The effect of the foregoing discount factors may be to cause the Fund to invest in higher rated securities than it would if it were not required to maintain specified asset coverage on a discounted basis. This may have the effect of reducing the yield on the portfolio. See "Risk Factors and Special Considerations."

    Preferred Stock. Under current Moody's guidelines, portfolio securities that are preferred stocks will not be included in the calculation of Discounted Value of the Fund's portfolio unless (a) dividends on such preferred stock are cumulative, (b) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (c) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (d) the issuer of such a preferred stock has a senior debt rating from Moody's of Baa1 or higher or a preferred stock rating from Moody's of "baa3" or higher and (e) such preferred stock has paid consistent cash dividends in U.S. dollars over the last three years or has a minimum rating of "al" (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (x) the preferred stock issue must be greater than $50 million and (y) the minimum holding by the Fund of each issue of preferred stock is $500,000 and the maximum holding of preferred stock of each issue is $5 million. In addition, preferred stocks issued by transportation companies will not be considered as Moody's Eligible Assets.

    The Moody's Discount Factors for Moody's Eligible Assets that are preferred stock are (a) 152% for utility preferred stocks, (b) 197% for industrial/financial preferred stocks and (c) 350% for auction rate preferred stocks.

    Other Moody's Eligible Assets. In addition to corporate debt securities and preferred stocks which satisfy the above requirements, Moody's Eligible Assets also include the following:

                (i) cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five business days of the date on which the value of the portfolio is being determined for purposes of determining compliance with Moody's or Fitch's investment guidelines (a "Valuation Date"),
          (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within the Exposure Period) and receivables for Moody's Eligible Assets sold if the receivable is due within five business days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B)(1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's short-term money market instrument rating of at least P-1;

                (ii)short-term money market instruments (as defined by Moody's), so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months, or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable S&P rating criteria;

                (iii) U.S. Treasury Securities and Treasury Strips (as defined by Moody's); and

            (iv) financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company of Act of 1940, as amended, may be included in Moody's Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Moody's specifying any conditions on including such financial contract in Moody's Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Moody's to the ATP.

    A Moody's Discount Factor of 100% will be applied to cash. The Moody's Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (a) 100%, so long as portfolio securities mature or have a demand feature at par exercisable within 41 days of the relevant valuation date (the "Exposure Period"), (b) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Exposure Period, and (c) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Exposure Period.

    The Moody's Discount factors for Moody's Eligible Assets that are U.S. Treasury Securities and U.S. Treasury Strips are as follows:

     U.S. Treasury Securities:

                                                        Discount
     Remaining Term to Maturity                          Factor
     --------------------------                         --------
     1 year or less...................................    107%
     2 years or less (but longer than 1 year).........    113
     3 years or less (but longer than 2 years)........    118
     4 years or less (but longer than 3 years)........    123
     5 years or less (but longer than 4 years)........    128
     7 years or less (but longer than 5 years)........    135
     10 years or less (but longer than 7 years).......    141
     15 years or less (but longer than 10 years)......    146
     20 years or less (but longer than 15 years)......    154
     30 years or less (but longer than 20 years)......    154


     U.S. Treasury Strips:

                                                        Discount
     Remaining Term to Maturity                          Factor
     --------------------------                         --------
     1 year or less...................................    107%
     2 years or less (but longer than 1 year).........    114
     3 years or less (but longer than 2 years)........    120
     4 years or less (but longer than 3 years)........    127
     5 years or less (but longer than 4 years)........    133
     7 years or less (but longer than 5 years)........    145
     10 years or less (but longer than 7 years).......    159
     15 years or less (but longer than 10 years)......    184
     20 years or less (but longer than 15 years)......    211
     30 years or less (but longer than 20 years)......    236

Fitch "AAA" Rating Guidelines

    For purposes of calculating the Discounted Value of the Fund's portfolio under current Fitch guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines ("Fitch Eligible Assets") must be discounted by certain discount factors set forth below ("Fitch Discount Factors"). The discounted value of a portfolio security under the Fitch guidelines ("Discounted Value") is the market value thereof determined as specified by Fitch ("Market Value") divided by the Fitch Discount Factor. The Fitch Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Fitch.

    Debt Securities. Under current Fitch guidelines, securities will not be deemed "Debt Securities" includable in the calculation of the Discounted Value of the Fund's portfolio unless (a) such securities are rated CCC or higher by Fitch or, if unrated by Fitch, rated Caa or higher by Moody's and CCC or higher by S&P; (b) such securities provide for the periodic payment of interest in cash in U.S. dollars; (c) such securities do not provide for conversion or exchange into equity capital at any time over their lives; (d) such securities have been registered under the Securities Act of 1933, as amended, (the "Securities Act") or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund's adviser acting subject to the supervision of the Fund's Board of Directors; (e) such securities are issued by (1) a U.S. corporation, (2) a corporation domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain, or the United Kingdom (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"); and (f) in the case of Foreign and Canadian Bonds, such securities are denominated in U.S. dollars. Foreign Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Fund will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered Debt Securities constituting Fitch Eligible Assets if (a) they are rated CCC or higher by Fitch or, if unrated by Fitch, rated Caa or higher by Moody's and CCC or higher by S&P; (b) they provide for periodic payment of interest in cash in U.S. dollars; (c) they do not provide for conversion or exchange into equity capital at any time over their lives; (d) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Fund's adviser acting subject to the supervision of the Fund's Board of Directors; (e) they were issued by a U.S. corporation; and (f) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered Debt Securities constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld."

    The discounted value of any Fitch Eligible Assets that is a corporate debt security constituting a Fitch Eligible Asset (see "Corporate Debt Securities," above) is the percentage determined by reference to (i) the rating on such asset (i.e., whether it is a Type I, Type II, Type III, Type IV, Type V, Type VI or Type VII Corporate Bond as defined below) and (ii) the remaining term to maturity of such assets, in accordance with the table set forth below, except that (A) the Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the 1933 Act and (B) the Fitch Discount Factor applied to Foreign Bonds will be 120% of the Fitch Discount Factor which would apply were the securities issued by a U.S. corporation:

Type I Debt Securities with remaining maturities of:

    less than or equal to 2 years                                      1.16
    greater than 2 years, but less than or equal to 4 years            1.26
    greater than 4 years, but less than or equal to 7 years            1.40
    greater than 7 years, but less than or equal to 12 years           1.44
    greater than 12 years, but less than or equal to 25 years          1.48
    greater than 25 years, but less than or equal to 30 years          1.52

Type II Debt Securities with remaining maturities of:

    less than or equal to 2 years                                     1.25
    greater than 2 years, but less than or equal to 4 years           1.26
    greater than 4 years, but less than or equal to 7 years           1.43
    greater than 7 years, but less than or equal to 12 years          1.44
    greater than 12 years, but less than or equal to 25 years         1.51
    greater than 25 years, but less than or equal to 30 years         1.56

Type III Debt Securities with remaining maturities of:

    less than or equal to 2 years                                     1.25
    greater than 2 years, but less than or equal to 4 years           1.29
    greater than 4 years, but less than or equal to 7 years           1.46
    greater than 7 years, but less than or equal to 12 years          1.50
    greater than 12 years, but less than or equal to 25 years         1.55
    greater than 25 years, but less than or equal to 30 years         1.60

Type IV Debt Securities with remaining maturities of:

    less than or equal to 2 years                                     1.27
    greater than 2 years, but less than or equal to 4 years           1.32
    greater than 4 years, but less than or equal to 7 years           1.52
    greater than 7 years, but less than or equal to 12 years          1.57
    greater than 12 years, but less than or equal to 25 years         1.63
    greater than 25 years, but less than or equal to 30 years         1.69

Type V Debt Securities with remaining maturities of:

    less than or equal to 2 years                                     1.32
    greater than 2 years, but less than or equal to 4 years           1.36
    greater than 4 years, but less than or equal to 7 years           1.59
    greater than 7 years, but less than or equal to 12 years          1.65
    greater than 12 years, but less than or equal to 25 years         1.72
    greater than 25 years, but less than or equal to 30 years         1.80

Type VI Debt Securities with remaining maturities of:

    less than or equal to 2 years                                     1.37
    greater than 2 years, but less than or equal to 4 years           1.40
    greater than 4 years, but less than or equal to 7 years           1.67
    greater than 7 years, but less than or equal to 12 years          1.74
    greater than 12 years, but less than or equal to 25 years         1.82
    greater than 25 years, but less than or equal to 30 years         1.91

Type VII Debt Securities with remaining maturities of:

    less than or equal to 2 years                                     1.37
    greater than 2 years, but less than or equal to 4 years           1.64
    greater than 4 years, but less than or equal to 7 years           2.28
    greater than 7 years, but less than or equal to 12 years          2.49
    greater than 12 years, but less than or equal to 25 years         2.74
    greater than 25 years, but less than or equal to 30 years         3.06

     For purposes of the foregoing:

    "Type I Debt Securities" means Debt Securities (as defined above) rated either AAA by Fitch or, if not rated by Fitch, rated AAA by S&P and Aaa by Moody's;

    "Type II Debt Securities" means Debt Securities rated either at least AA- by Fitch or, if not rated by Fitch, rated at least AA- by S&P and at least Aa3 by Moody's which do not constitute Type I Debt Securities;

    "Type III Debt Securities" means Debt Securities rated either at least A- by Fitch or, if not rated by Fitch, rated at least A- by S&P and at least A3 by Moody's which do not constitute Type I or Type II Debt Securities

    "Type IV Debt Securities" means Debt Securities rated either at least BBB-by Fitch or, if not rated by Fitch, rated at least BBB- by S&P and at least Baa3 by Moody's which do not constitute Type I, Type II or Type III Debt Securities;

    "Type V Debt Securities" means Debt Securities rated either at least BB- by Fitch or, if not rated by Fitch, rated at least BB- by S&P and at least Ba3 by Moody's which do not constitute Type I, Type II, Type III or Type IV Debt Securities;

    "Type VI Debt Securities" means Debt Securities rated either at least B- by Fitch or, if not rated by Fitch, rated at least B- by S&P and at least B3 by Moody's which do not constitute Type I, Type II, Type III, Type IV or Type V Debt Securities; and

    "Type VII Debt Securities" means Debt Securities rated either at least CCC by Fitch or, if not rated by Fitch, rated at least CCC by S&P and at least Caa by Moody's which do not constitute Type I, Type II, Type III, Type IV, Type V or Type VI Debt Securities.

    In addition, portfolio holdings as described below must be within the following diversification and issue size requirements in order to be included in Fitch Eligible Assets:

                          Maximum      Maximum
                           Single       Single        Minimum
                           Issuer      Industry    Issue in Size
Type of Corporate Bond   (%) (1,2)   (%) (2,3)    ($ in millions)
----------------------   ---------   ----------   ---------------
Type I...............       100%          100%          $100
Type II..............        20            75            100
Type III (4).........        10            50            100
Type IV..............         6            25            100
Type V...............         4            16             50(5)
Type VI..............         3            12             50(5)
Type VII.............         2             8             50(5)

                       See accompanying notes

---------------

(1) Companies subject to common ownership of 25% or more are considered as one name.

(2) Percentages represent a portion of the aggregate Market Value of Debt Securities.

(3) Industries are determined according to industry classifications specified by Fitch ("Fitch Industry Classifications") (see below).

(4) Includes Short Term Money Market Instruments which do not constitute Type I or Type II Debt Securities and which have a maturity greater than the Exposure Period.

(5) Collateral bonds from issues ranging from $50 million to $100 million are limited to 20% of the collateral pool.

(6) Foreign and Canadian Bonds issued by governments of the Approved Foreign Nations and Canada or any of their agencies, instrumentalities, or political subdivisions assigned to the "Sovereigns" industry classification are not subject to any maximum single industry concentration limitation."

    The Fitch Industry Classifications, for the purposes of determining Fitch Eligible Assets, mean the following industry classifications, determined with respect to particular issues in the discretion of the Fund:

    Aerospace & Defense
    Automobiles
    Banking, Finance & Insurance
    Building & Materials
    Chemicals
    Computers & Electronics
    Consumer Products
    Energy
    Environmental Services
    Farming & Agriculture
    Food, Beverage & Tobacco
    Healthcare & Pharmaceutical
    Industrial Machinery
    Media, Leisure & Entertainment
    Metals & Mining
    Miscellaneous
    Paper & Forest Products
    Retail
    Sovereigns
    Textiles & Furniture
    Transportation
    Utilities

    Other Fitch Eligible Assets. Other Fitch Eligible Assets include cash, certain receivables for Fitch Eligible Assets, interest and dividends due on certain assets rated not lower than Baa3 by Moody's or BBB- by S&P, U.S. Treasury Securities (as defined by Fitch) and Short-Term Money Market Instruments (as defined by Fitch). The Fitch Discount Factors for Fitch Eligible Assets that are U.S. Treasury Securities are as follows:

U.S. Treasury Securities with remaining maturities of:

    less than or equal to 1 year                                 1.06
    greater than 1 year, but less than or equal to 2 years       1.11
    greater than 2 years, but less than or equal to 5 years      1.16
    greater than 5 years, but less than or equal to 15 years     1.24
    greater than 25 years, but less than or equal to 30 years    1.26

    The Fitch Discount Factor applied to short-term portfolio securities will be
(A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Exposure Period and, (B) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

    Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company of Act of 1940, as amended, may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Fund of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Fund that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the ATP."

    Under Fitch's current guidelines, portfolio securities that are preferred stocks will not be deemed Fitch Eligible Assets.

    When the Fund sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Fund is required to pay upon repurchase of such asset will count as a liability for the purposes of the ATP Basic Maintenance Amount. Where the Fund purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Fund thereby will constitute a Fitch's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and A by S&P and such agreement has a term of 30 days or less; otherwise the Discounted Value of such asset will constitute a Fitch Eligible Asset.

    Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(F) under the definition of ATP Basic Maintenance Amount (see "Description of Capital Stock--Asset Maintenance") or it is subject to any material Lien, except for (a) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Fund will not affect the status of such asset as a Fitch Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by its investment adviser, the Fund's custodian, transfer agent or registrar or the Auction Agent and (d) Liens by virtue of any repurchase agreement.

                                      * * *

    The Board of Directors may, without approval of the Fund's stockholders, from time to time amend, alter or repeal any or all of the definitions which relate to the Moody's and Fitch guidelines and which generally establish the investment guidelines for the Fund's portfolio in the event the Fund receives written confirmation from the appropriate rating agency that any such amendment, alteration or repeal would not impair the rating then assigned to the ATP by such rating agency. In addition, the Board of Directors, without the vote or consent of the Fund's stockholders, may from time to time adopt, amend, alter or repeal any or all of additional or other definitions or add covenants and other obligations of the Fund (e.g., maintenance of a minimum liquidity level) or confirm the applicability of covenants and other obligations in connection with obtaining or maintaining the rating of Moody's, Fitch or any other rating agency with respect to the ATP. See "Description of Capital Stock--Voting Rights."


                     RISK FACTORS AND SPECIAL CONSIDERATIONS

Dilution and Other Investment Considerations

     Under some circumstances, the Subscription Price will be less than the then net asset value per share, and under those circumstances the offer will result in a substantial dilution to stockholders who do not fully exercise their rights. Although it is not possible to state precisely the amount of such a potential decrease in value, because it is not known at this time what the net asset value per share will be at the Expiration Date or what proportion of the Shares will be subscribed for, such dilution could be substantial. For example, assuming that all Rights are exercised at the Estimated Subscription Price of $_____ , net expenses associated with the Offer were $310,000 (after reflecting the Fund's application of Wellington Management's $100,000 voluntary management fee waiver against the estimated $410,000 expenses of the offer), and the Fund's net asset value otherwise remained constant, the Fund's net asset value per share on such date would be reduced by approximately $__________ per share. Stockholders on the Record Date will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their Rights. In addition, as a result of the terms of the Offer, stockholders on the Record Date who do not fully exercise their Rights will, at the completion of the Offer, suffer significant dilution and own a smaller proportional interest in the Fund than they owned prior to the Offer. The Fund cannot predict what portion of any shares sold will be purchased by Record Date Stockholders as compared to other Rightholders. The Fund believes that the distribution to stockholders of transferable Rights which themselves may have a realizable value may afford non-participating stockholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as compensation for the dilution of their interest in the Fund. In addition, a stockholder may participate in the Offer without increasing his or her investment in the Fund by selling a sufficient number of shares of the Fund to provide (after expenses) the necessary funds to exercise Rights.

Leverage

    The Fund is subject to a number of significant risks as a result of its focus on investments in so called "junk bonds." See "High Yield, High Risk Securities," below. As evidenced by its historical performance, the Fund's leveraged capital structure magnifies and enhances these risks, particularly in a declining market environment, while increasing the possibility for superior performance in a rising market environment. See "The Fund." The Fund's leveraged capital structure results in a higher volatility of the net asset value of the Common Stock and potentially more volatility in the market value of the Common Stock. Because the Fund will pay accumulated dividends on the ATP, an increase or decrease in capital or income of the Fund will have an increased effect on the Common Stock. Any investment income or gains earned from the capital contributed by the purchasers of the ATP which is in excess of dividends due thereon and associated expenses will be available for distribution to the holders of the Fund's Common Stock and may cause the value of and dividends on the Common Stock to rise more quickly than would be the case if the Fund were unleveraged. Conversely, if the investment performance of the capital contributed by the purchasers of the ATP fails to cover the dividends on such capital, the value of the Common Stock may decrease more quickly than would otherwise be the case and dividends thereon will be reduced or eliminated. This is the speculative effect of "leverage." See "The Fund." In addition, the Fund is required to meed certain asset coverage requirements imposed by the 1940 Act and the rating agencies. Upon any failure to meet such requirements, the Fund may seek to alter the composition of its portfolio to reattain compliance with such requirements, thereby incurring additional transaction costs and possible losses and/or gains on disposition of portfolio securities. Because higher quality assets are given greater credit under the Rating Agency Guidelines, the overall portfolio quality of the Fund may be higher, and the overall rate of return on portfolio holdings may be lower, than if the Fund were unleveraged.

    The Fund's capital structure is designed to take advantage of the "spread" between the rate of return on the longer-term "high yield" securities in which the Fund invests and the dividends required to be paid on the ATP, which generally are determined with reference to short-term interest rates for investment grade obligations. To the extent this "spread" decreases due to increases in short term rates, decreases in the rate of return on portfolio holdings, defaults, or increased Fund expenses, the incremental returns accruing to holders of the Fund's Common Stock will be correspondingly reduced. Short-term and long-term interest rates change from time to time as does their relationship to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between short-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term rates may substantially increase relative to the rates of longer term obligations in which the Fund may be invested. To the extent that the applicable rate plus expenses on the ATP approaches the net return on the Fund's investment portfolio, the benefit of leverage to holders of Common Stock will be reduced, and if the applicable rate plus expenses on the ATP were to exceed the net return on the Fund's portfolio, the Fund's leveraged capital structure would result in a lower rate of return to holders of Common Stock than if the Fund were not leveraged. The Fund, however, has entered into three interest rate swap arrangements having an aggregate notional amount of $95 million, as described under "The Fund" and "Description of Capital Stock--Dividends and Dividend Periods." This arrangement has the effect of partially hedging against increases in short-term interest rates.

    The following table may assist the investor in understanding the effects of leverage by illustrating the effect of leverage on return to a stockholder. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

         =============================================================
         Assumed
         Return on           -10%      -5%      0%        5%       10%
         Portfolio
         (net of
         expenses
         and costs
         of leverage)
         -------------------------------------------------------------
         Corresponding
         Return to         -16.2%    -8.0%      0%      8.0%     16.2%
         Holder of
         Common
         Stock*
         =============================================================

* Assuming $150 million aggregate liquidation preference of leverage outstanding, 48.5 million Shares of Common Stock outstanding and a market value of the Fund's portfolio of $392 million.

    The terms of the Fund's arrangements with Moody's and Fitch, which have been agreed to in order to obtain investment grade ratings for the ATP, require that the Fund maintain (i) asset coverage with respect to the ATP at least equal, on a discounted basis to the liquidation preference of the ATP plus certain accrued and projected payment obligations of the Fund and other amounts on an on-going basis and (ii) non-discounted asset coverage of at least 200% of the aggregate liquidation preference of the ATP as of the last business day of each month. See "Description of Capital Stock-Asset Maintenance." The 1940 Act also requires that the Fund maintain asset coverage of at least 200% on a non-discounted basis as a condition of paying dividends to the holders of the Common Stock. As market conditions and the value of portfolio securities decline (as occurred in 1989-1990 and as described under "The Fund"), one effect of the foregoing requirements is to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets having low discount factors assigned by the rating agencies in order to remain in compliance with asset coverage requirements, which may tend to reduce portfolio yield. In addition, the value of higher quality assets may react with greater volatility to interest rate changes than would lower quality assets. Under some circumstances, a decline in the value of portfolio securities may force the Fund to redeem or repurchase senior securities in order to remain in compliance with applicable asset coverage requirements, which requires the liquidation of portfolio securities, the related realization of substantial capital losses and the incurrence of transaction costs. Thereafter, as market conditions improve and market opportunities arise, the discounted asset coverage requirements tend to restrict the redeployment of assets from cash and higher quality assets having lower discount factors to lower quality, higher yielding assets having higher discount factors, even when such securities are available at attractive prices. Also, redeploying cash as the value of the Fund's assets rise involves significant transaction costs and possible delays, which further inhibits the Fund's ability to take advantage of a favorable investment environment. See "The Fund."

    Since any decline in the net asset value of the Fund's investments will be borne entirely by holders of Common Stock, the effect of leverage in a declining market would result in a greater decrease in net asset value and yield to holders of Common Stock than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for the Common Stock. In an extreme case, the Fund's investment leverage and related asset coverage requirements could prevent or adversely effect the ability of the Fund to make dividend payments on its Common Stock, and such failure to pay dividends or make distributions may result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code. See "Description of Capital Stock--Dividends and Dividend Periods" and "Taxation." The ATP may constitute a substantial lien and burden on the Common Stock by reason of its prior claim against the income of the Fund and against the net assets of the Fund in liquidation.

    If all of the Common Stock offered hereby is sold, the Fund could thereafter consider incurring additional investment leverage, although there is no assurance that it will do so. Any such additional leverage would not require stockholder approval. See "The Offer" and "Description of Capital Stock."

High-Yield, High Risk Investments

    As indicated by its historical results, the Fund is designed for long-term investors who can accept the risks entailed in seeking the highest level of current income available from investments in long-term high yielding, medium and lower quality, fixed-income securities and who are willing to assume the particular risks associated with the Fund's investment objective and leveraged structure. Investors in the Fund should not rely on the Fund for their short-term financial needs. The principal value of the lower quality securities in which the Fund invests will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthiness of the individual issuer. Although the Fund seeks to reduce risk by portfolio diversification, extensive credit analysis and attention to trends in the economy, industries and financial markets, such efforts will not eliminate risk.

    Fixed-income securities offering the high current income sought by the Fund will ordinarily be in the lower rating categories of recognized rating agencies or will be non-rated. The values of such securities tend to reflect individual corporate developments or adverse economic changes to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates. Periods of economic uncertainty and change generally result in increased volatility in the market prices and yields of "high yield," high risk securities and thus in the Fund's net asset value. Further, these fixed-income securities are considered by rating agencies, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and such securities are generally considered to involve greater credit risk than securities in the higher rating categories; the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. The "high yield," high risk securities held by the Fund are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher rated securities. Changes by recognized rating agencies in their ratings of any security in the Fund's portfolio and in the ability of an issuer to make payments of interest and principal may also affect the value of the Fund's investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

    Some of the lower-rated securities in which the Fund invests were issued to raise funds in connection with the acquisition of companies in so-called "leveraged buy-out" transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

    Generally, when interest rates rise, the value of fixed rate debt obligations, including "high yield," high risk securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a "high yield," high risk security containing redemption or call provisions exercises either provision in a declining interest rate market, the Fund would have to reinvest the proceeds from such redemption or call at current interest rates, which could result in a decreased return for common stockholders.

    The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of "high yield," high risk securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Investment Adviser considers ratings of recognized rating agencies such as Moody's and S&P, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain "high yield," high risk securities whose credit ratings have changed (see Appendix A for a description of ratings of "high yield," high risk securities).

    At times a major portion of an issue of lower-rated securities may be held by relatively few institutional purchasers. Although the Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund may find it more difficult to sell such securities when the Investment Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the Fund may also find it more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. The Fund, in most instances, utilizes an independent pricing service to determine the fair value of its securities for financial statement purposes since market quotations are not readily ascertainable. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Dividends and Distributions

    The Fund will not be permitted to declare dividends or other distributions with respect to the shares of Common Stock or the ATP or purchase shares of Common Stock or the ATP unless at the time thereof the Fund meets certain asset coverage requirements, including those imposed by the 1940 Act and under the Fund's Articles of Amendment and Restatement, as amended (including any Articles Supplementary of the Fund, the "Articles"). Failure to pay dividends or other distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See "Taxation" and "Description of Capital Stock--Dividends and Dividend Periods." Further, upon any failure to pay dividends in an amount equal in two full years of dividends with respect to the ATP, the holders thereof shall have the right to elect a majority of the Directors until all accrued dividends have been provided for or paid. In the event the Fund fails to satisfy certain asset coverage requirements, the Fund may be required to effect mandatory partial redemptions of the ATP (subject to certain limitations) or in certain circumstances may result in the mandatory redemption of all of the ATP. Redemption of ATP would reduce the Fund's leverage and could negatively affect potential returns with respect to the Common Stock. The Fund intends, however, to the extent possible to redeem shares of ATP from time to time to maintain compliance with applicable asset coverage requirements. See "Taxation."

Premium/Discount From Net Asset Value

    The Fund is a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies have a fixed capital base, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Shares of closed-end funds frequently trade at a market price which is less than the value of the net assets attributable thereto. The possibility that shares of the Fund will trade at a discount from net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. It should be noted, however, that in some cases, shares of closed-end funds may trade at a premium. The Fund's shares have traded in the market above, at, and below net asset value since the commencement of the Fund's operations. During the past three years, the Fund's shares have generally traded in the market at a premium to net asset value. See "Net Asset Value and Market Price Information." In addition, the net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed-income securities, the net asset value of the shares of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline. See "Net Asset Value and Market Price Information" for the ranges of the market prices and the ranges of the net asset values of the shares of Common Stock for each calendar quarter since inception.

    Given the above-described investment risks inherent in the Fund, investment in shares of Common Stock of the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks before exercising Rights.

                             MANAGEMENT OF THE FUND

Board Of Directors

    The management of the Fund, including general supervision of the duties performed by the Investment Adviser, is the responsibility of the Board of Directors. The Directors and officers of the Fund, their addresses and their principal occupations for at least the past five years are set forth below.

                                              Positions Held                  Principal Occupation(s)
        Name and Address                        With Fund                     During Past 5 Years
        ----------------                      --------------                  -----------------------
Robert F. Birch* ..............           President and Director              Mr. Birch, a  private investor,
10 Winthrop Square, Fifth Floor                                               joined the Fund as President,
Boston, MA  02110                                                             Treasurer and a Director in August
                                                                              1992 and since May 1993 has served as
                                                                              President and a Director. Mr. Birch
                                                                              served as Chairman and Chief
                                                                              Executive Officer of Memtek
                                                                              Corporation, a manufacturer of
                                                                              capital equipment utilized in the
                                                                              treatment of liquid toxic waste, from
                                                                              1990 to July 1991, and was associated
                                                                              with Finn Wishengrad Warnke & Geyton,
                                                                              a consulting firm specializing in
                                                                              work-outs of financially distressed
                                                                              companies, from 1988 through 1989.
                                                                              Prior to that time, Mr. Birch was
                                                                              President and Chief Executive Officer
                                                                              of Gardner and Preston Moss, Inc., a
                                                                              Boston-based investment management
                                                                              firm.

Joseph L. Bower................           Director                            Professor since 1963,  Donald K. David
Harvard Business School                                                       Professor of Business Administration
Boston, MA  02163                                                             since 1986, and Chairman of the
                                                                              Doctoral Programs since 1990, Harvard
                                                                              Business School. Mr. Bower also has
                                                                              been a member and research fellow at
                                                                              the Institute of Politics since 1966
                                                                              and a faculty member of the Kennedy
                                                                              School of Government since 1969. He
                                                                              is a director of Anika Research,
                                                                              Inc., Sonesta International Hotels
                                                                              Corporation and Brown Group, Inc. and
                                                                              a general partner of ML-Lee
                                                                              Acquisition Fund, L.P.

Richard E. Floor* .............           Secretary and Director              Partner with the law firm of Goodwin,
Exchange Place                                                                Procter & Hoar LLP, Boston, Massachusetts,
Boston, MA  02109                                                             since 1975 (individually and through
                                                                              his professional corporation). Mr.
                                                                              Floor also serves as a director of
                                                                              Town & Country Corporation and
                                                                              Affiliated Managers Group.


                                                        50

Bernard J. Korman .............            Director                           Chairman of the Board of Directors
Graduate Health System, Inc.                                                  of Graduate Health System, Inc. and
22nd and Chestnut Streets                                                     Nutramax Products, Inc.; President,
Philadelphia, PA  19103                                                       Chief Executive Officer and a
                                                                              Director of MEDIQ Incorporated from
                                                                              1977 to 1995. Mr. Korman is a
                                                                              director of Innoserv Technologies,
                                                                              Inc., Kapson Senior Quarters Corp.;
                                                                              Kranzco Realty Trust, Omega
                                                                              Healthcare Investors, Inc., The Pep
                                                                              Boys, Inc. and Today's Man, Inc.

Franco Modigliani..............            Director                           Professor of Finance and Economics
Massachusetts Institute                                                       from 1962 to 1970, Institute Professor
  of Technology                                                               from 1970 to 1988, and Professor
77 Massachusetts Avenue                                                       Emeritus since 1988, Massachusetts
Cambridge, MA  02139                                                          Institute of Technology. Mr.
                                                                              Modigliani is a member of the
                                                                              National Academy of Sciences, the
                                                                              American Academy of Arts and
                                                                              Sciences, and the Academia dei
                                                                              Lincei. In 1985 he was awarded the
                                                                              James Killan, Jr. Faculty Achievement
                                                                              Award from MIT and the Alfred Nobel
                                                                              Memorial Prize in Economic Sciences.
                                                                              He is an Honorary President of the
                                                                              International Economic Association
                                                                              and a former President of the
                                                                              American Econometric Association, the
                                                                              American Finance Association and the
                                                                              Econometric Society, and has served
                                                                              as a consultant to the Federal
                                                                              Reserve System, the U.S. Treasury
                                                                              Department and a number of European
                                                                              banks.

Ernest E. Monrad...............            Director                           Trustee since 1960 and Chairman of
50 Congress Street                                                            the Trustees since 1969, Northeast
Boston, MA  02109                                                             Investors Trust; Chairman, Assistant
                                                                              Treasurer and Director since 1981,
                                                                              Northeast Investors Growth Fund, Inc.
                                                                              Mr. Monrad also serves as a vice
                                                                              president and director of Guild,
                                                                              Monrad & Oates, Inc., a registered
                                                                              investment adviser, and as a director
                                                                              of Century Shares Trust and Furman
                                                                              Lumber, Inc.

                                                        51

Ellen E. Terry*................            Vice President and                 Vice President of the Fund from
10 Winthrop Square, Fifth Floor            Treasurer                          December 1992 to present and
Boston, MA  02110                                                             Treasurer from May 1993 to present;
                                                                              Acting President and Treasurer of the
                                                                              Fund from October 1991 through
                                                                              February 1992; and Vice President of
                                                                              the Fund from February 1988 through
                                                                              February 1992. From 1987 to February
                                                                              1992, Ms. Terry was employed by
                                                                              Ostrander Capital Management, L.P.,
                                                                              the former investment adviser of the
                                                                              Fund.

---------------------

* Directors and officers who are "interested persons" of the Fund, as defined in the 1940 Act.

    The Fund's Board of Directors consists of six members. Under the Fund's Articles and the 1940 Act, holders of the ATP are entitled to elect two Directors with the other four Directors elected by the holders of the Common Stock and the ATP voting as a single class, except in certain circumstances. In the event the Fund has no outstanding preferred stock, all of the Directors will be elected by the holders of the Common Stock. Since the Fund's inception, Messrs. Bower and Korman have been nominated for election as Directors by, and have been elected as Directors by the holders of, the Fund's outstanding preferred stock. Election of Directors is non-cumulative; accordingly, holders of a majority of the outstanding shares of Common Stock and ATP or a majority of the outstanding ATP may elect all of the Directors who are subject to election by them.

    The Fund pays each Director a fee of $20,000 per year plus $2,000 per Directors' meeting attended in person and $1,000 per telephonic Directors' meeting in which the Director participates, together with actual out-of-pocket expenses relating to attendance at such meetings. In addition, Mr. Birch received a fee of $56,667 for his services rendered to the Fund in his capacity as President for the calendar year ended December 31, 1997, and currently receives an annual retainer of $50,000 for his services to the Fund as President. The members of the Fund's Audit Committee, which consists of the Fund's non-interested Directors, receive $2,000 for each Audit Committee meeting attended, other than meetings held on days on which there is also a Directors' meeting. Directors of the Fund received for the fiscal year ended December 31, 1997 aggregate remuneration of $198,000 exclusive of compensation paid to Mr. Birch for his services rendered to the Fund in his capacity as President. The aggregate remuneration paid by the Fund to each of the Directors during its fiscal year ended December 31, 1997, is set forth in the chart below. The Fund does not provide remuneration in the form of pension or retirement benefits to any of its Directors.

                                            Pension or
                                            Retirement
                         Aggregate          Benefits Accrued    Estimated          Total
Name of Person,          Compensation       as Part of Fund     Annual Benefits    Compensation
Position                 From Fund          Expenses            Upon Retirement    from Fund
--------                 ---------          --------            ---------------    ----------
Robert F. Birch,          $89,667           none                none               $89,667*
President and Director

Joseph L. Bower,          $33,000           none                none               $33,000
Director

Richard E. Floor,         $33,000           none                none               $33,000
Secretary and Director

Bernard J. Korman,        $33,000           none                none               $33,000
Director

Franco Modigliani,        $33,000           none                none               $33,000
Director

Ernest E. Monrad,         $33,000           none                none               $33,000
Director

Ellen E. Terry,           $104,588          none                none               $104,588
Vice President
and Treasurer

      *Of this amount, $56,667 was paid for service as President and $33,000 was paid for service as a Director.

     The Fund's Articles and By-Laws provide that the Fund will indemnify its Directors and officers against liabilities and expenses incurred in connection with the performance of their duties on behalf of the Fund to the full extent permitted by Maryland law, subject to the applicable requirements of the 1940 Act. Maryland law generally permits a director or officer to be indemnified with respect to any proceeding to which he was made a party by reason of service in his capacity as a director or officer, provided that the director or officer must have (i) acted in good faith, (ii) reasonably believed his conduct, if undertaken in his official capacity, was in the best interests of the corporation, or in any other case was at least not opposed to the best interests of the corporation, and (iii) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. No indemnification is permitted, however, with respect to any proceeding by or in the right of the corporation in which the director or officer has been adjudged liable on the basis that he improperly received personal benefit. Further, under the 1940 Act as interpreted by the staff of the Commission, an indemnification provision is consistent with the 1940 Act if it (i) precludes indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) and (i) of the 1940 Act ("disabling conduct") and (ii) sets forth reasonable and fair means for determining whether indemnification shall be made; in the case of the Fund "reasonable and fair means" would include (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable by reason of disabling conduct (including a dismissal for insufficiency of evidence) and (2) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Directors who are neither "interested persons" of the Fund as defined in Section 2(a)(10) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in written opinion.

     The Fund, at its expense, may in the future provide liability insurance for the benefit of its Directors and officers.

Holdings of ATP and Common Stock

     The Fund does not know of any person who beneficially owned more than 5% of the outstanding shares of the Common Stock or ATP at December 31, 1997. As of such date, all Directors and officers of the Fund owned less than 1% of the Common Stock of the Fund, and no Director or officer owned any of the ATP.

The Investment Adviser

     Wellington Management Company, LLP ("Wellington Management") with its principal offices at 75 State Street, Boston, Massachusetts 02109, has served as the Fund's investment adviser since February 19, 1992, when the Fund's investment management agreement with Ostrander Capital Management, L.P. expired without renewal. Wellington Management, a Massachusetts limited liability partnership of which Robert W. Doran, Duncan M. McFarland and John R. Ryan are Managing Partners, is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1997, Wellington Management held discretionary authority over approximately $174.6 billion of assets, including $ 70.2 billion of fixed income securities of which $5.5 billion represented "high-yield" investments. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. As an accomodation to the Fund and based on the Board's determination that the offer is in the best interests of the stockholders, Wellington Management has agreed to voluntarily waive $100,000 of its fees.

     Catherine A. Smith, a Senior Vice President of the Investment Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Smith has served in such capacity since the Investment Adviser succeeded to the management of the Fund's portfolio on February 19, 1992. In addition to serving as the portfolio manager of the Fund, Ms. Smith serves as the portfolio manager of several other high yield bond portfolios, including The High Yield Plus Fund, Inc., a closed-end management investment company. After receiving her Bachelor of Arts degree from Harvard College in 1983, Ms. Smith worked as a securities analyst for Fred Alger Management, Inc. in New York and subsequently joined Wellington Management in 1985. Ms. Smith is a CFA and a member of the Boston Security Analysts Society.

     Wellington Management managed the following other investment companies as of December 31, 1997: AFL-CIO (American Federation of Labor and Congress of Industrial Organizations) Housing Investment Trust, Anchor Series Trust, The Arbor Fund OVB Prime Obligations Portfolio, Bank of America (International Equity, International Fixed Income); Armada Small Cap Growth Fund, Bishop Street Money Market Fund, Bishop Street Treasury Money Market Fund, First Financial Fund, First Investors Global Fund, First Investors Growth and Income Fund, First Investors Life Series Fund, Global Utility Fund, Hartford VA Advisers Fund, Hartford VA Capital Appreciation Fund, Hartford VA Dividend and Growth Fund, Hartford VA International Opportunities Fund, Hartford VA Stock Fund, Hartford VA International Advisors Fund, Hartford VA MidCap Fund, Hartford VA Small Company Fund, Hartford MF Advisers Fund, Hartford MF Capital Appreciation Fund, Hartford MF Dividend and Growth Fund, Hartford MF International Opportunities Fund, Hartford MF Small Company Fund, Hartford MF Stock Fund, The High Yield Plus Fund, Horace Mann Balanced Fund, Horace Mann Growth Fund, Horace Mann Income Fund, Horace Mann Short-Term Investment Fund, Mentor Income and Growth Portfolio, Manufacturers Investment Series Trust, (Growth & Income Portfolio, Investment Quality Bond Portfolio), North American Funds, (Growth & Income Investment Quality Bond), PBHG Cash Reserves Fund, The Pillar International Growth Fund, SEI Daily Income Trust, SEI Liquid Asset Trust, Target Portfolio Trust (Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio), TIFF Investment Program (TIFF Multi-Asset Fund), Vanguard Explorer Fund, Vanguard Fixed Income Securities Fund, (GNMA Portfolio, High Yield Corporate Portfolio, Long-Term Corporate Portfolio), Vanguard/Morgan Growth Fund, Vanguard Preferred Stock Fund, Vanguard Specialized Portfolios (Energy Portfolio, Health Care Portfolio, and Utilities Portfolio), Vanguard

Variable Insurance Fund (Balanced Portfolio and High Yield Bond Portfolio), Vanguard/Wellesley Income Fund, Vanguard/Wellington Fund and Vanguard/Windsor Fund.

     Advisory Agreement. The Investment Advisory Agreement between the Investment Adviser and the Fund (the "Advisory Agreement") became effective on February 19, 1992 following the expiration of the advisory agreement with Ostrander Capital Management, L.P., the former adviser. The Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the 1940 Act, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Investment Adviser, subject to review by the Board of Directors and compliance with the applicable provisions of the 1940 Act.

     The Investment Adviser is not dependent on any other party in providing the investment advisory services required for the management of the Fund. The Investment Adviser may, however, consider analyses from various sources, including broker-dealers with which the Fund does business. The Advisory Agreement provides that the Investment Adviser will, upon request of the Fund but subject to availability, make available to the Fund office facilities, equipment, personnel and services (other than as specifically set forth in the Advisory Agreement). Such office facilities, equipment, personnel and services are to be provided to the Fund at cost.

     Under the Advisory Agreement, the Investment Adviser receives a monthly investment advisory fee equal to .45% (on an annual basis) of the Fund's "Average Net Assets," based on the average weekly net asset value of the Fund. Prior to an amendment to the Advisory Agreement which was effective as of August 1, 1997, the Investment Adviser received a monthly investment advisory fee equal to .50% (on an annual basis) of the Fund's "Average Net Assets," based on the average weekly net asset value of the Fund. For purposes of the computation of the investment advisory fee, the Fund's "Average Net Assets" is defined as the Fund's total assets minus (a) the Fund's accrued liabilities (including the aggregate principal amount of and the amount of the accrued interest on any senior securities of the Fund constituting debt within the meaning of Section 18 of the 1940 Act or under any credit facility with any bank or other lender) and, without duplication of (a), (b) the aggregate liquidation preference of and the amount of accumulated dividends on any senior securities of the Fund constituting stock within the meaning of Section 18 of the 1940 Act. At December 31, 1997, the Fund's Average Net Assets were $247,435,625 under this definition. The aggregate dollar amount paid by the Fund to Wellington Management under the terms of the Advisory Agreement for the periods January 1, 1995 through December 31, 1995, January 1, 1996 through December 31, 1996 and January 1, 1997 through December 31, 1997 were $782,000, $851,000, and $1,087,000, respectively.

     The Fund bears all costs of its operation other than those incurred by the Investment Adviser under the Advisory Agreement. In particular, the Fund pays investment advisory fees, the fees and expenses associated with the Fund's administration, record keeping and accounting, fees and expenses for the custodian of the Fund's assets, legal, accounting and auditing fees, taxes, expenses of preparing prospectuses and stockholder reports, registration fees and expenses, fees and expenses for the transfer and dividend disbursing agent, the compensation and expenses of the Directors who are not otherwise employed by or affiliated with the Investment Adviser or any of its affiliates, and any extraordinary expenses.

     At a meeting held on February 18, 1992, the Board of Directors (including all Directors who are not "interested persons" of the Fund, as defined in the 1940 Act) unanimously approved the Advisory Agreement for a two-year period commencing February 19, 1992. The Advisory Agreement was subsequently approved by the Fund's stockholders at a meeting held on May 11, 1992. The Advisory Agreement was last approved by the Board of Directors and by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party on February 19, 1997. The Advisory Agreement will remain in effect from year to year if approved annually (i) by the Board of Directors of the Fund or by the holders of a majority of the Fund's outstanding voting securities restrictions, voting as a single class, and (ii) by a majority of the Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board of Directors, by vote of a majority of the outstanding voting securities of the

Fund (as defined in the 1940 Act and as further described below), or by the Investment Adviser, in each case on sixty (60) days prior written notice, and will terminate automatically in the event of its assignment. Under the 1940 Act, a vote of a majority of the outstanding voting securities of the Fund means the lesser of either (a) the vote of 67% or more of the shares of the applicable class or classes present at the relevant meeting, if the holders of more than 50% of the outstanding shares of the applicable class or classes are present or represented by proxy, or (b) the vote of more than 50% of the outstanding shares of the applicable class or classes. For purposes of voting on any approval, continuation or termination of the Advisory Agreement, holders of the ATP and the Common Stock vote as a single class.

     Under the terms of the Advisory Agreement, the Investment Adviser is not liable for any error of judgment or for any loss suffered by the Fund in connection with performance of its obligations under the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, the Advisory Agreement, or damages resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

     Portfolio Execution. The Advisory Agreement authorizes Wellington Management to arrange for the execution of the Fund's portfolio transactions by selecting the brokers or dealers that will execute the purchases and sales of portfolio securities of the Fund and directs Wellington Management to use its best efforts to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Wellington Management may, in its discretion, purchase and sell portfolio securities through brokers who provide Wellington Management or the Fund with research, analysis, advice and similar services, and Wellington Management may pay to these brokers, in return for research and analysis, a higher commission than may be charged by other brokers, provided that Wellington Management determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Wellington Management to the Fund and Wellington Management's other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

     In selecting a broker or dealer for each specific transaction, Wellington Management will use its best judgment to choose the broker or dealer most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. For example, brokers may be selected on the basis of the quality of such brokerage services related to the requirements of the specific transaction such as the following: capable floor brokers or traders, competent block trading coverage, good communication, ability to position, retail distribution and underwriting, use of automation, research contracts, arbitrage skills, administrative ability, or provision of market information relating to the security. Wellington Management will make periodic evaluations of the quality of these brokerage services as provided by various firms and measure these services against its own standards of execution. Brokerage services will be obtained only from those firms which meet its standards, maintain a reasonable capital position and can be expected to reliably and continuously supply these services.

     On occasions when Wellington Management deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, Wellington Management, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction will be made by Wellington Management in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. In some instances, this procedure may affect the price and size of the positions obtainable for the Fund. Research services furnished by brokers through which the Fund effects securities transactions may be used by Wellington Management in servicing all of its clients, and not all such services may be used by Wellington Management in connection with the Fund.

     For the fiscal years ended December 31, 1995, 1996 and 1997, the Fund paid brokerage commissions for the execution of portfolio transactions of $3,000, $0 and $1,499, respectively.

     Administrative Services. Wellington Management provides only investment advisory services to clients and does not provide administrative and managerial services that generally are required by a publicly held investment company such as the Fund. Accordingly, since February 1992 the Fund has engaged Ellen E. Terry, Vice President and Treasurer, to perform administrative services. Subject to the supervision of the Board of Directors and officers of the Fund, Ms. Terry, among other things, coordinates the preparation of the Fund's semi-annual, annual and other periodic reports, proxy statements and other communications with stockholders; oversees the preparation of the Fund's periodic reports required to be filed with the Commission and the rating agencies; and assists in responding to stockholder/retail broker inquiries and disseminating information to the same based on information provided. Since February 1992 the Fund has also engaged Paul E. Saidnawey to provide certain related administrative services subject to the supervision of the Board of Directors and Ms. Terry. Ms. Terry and Mr. Saidnawey previously performed these administrative services for the Fund as employees of the Fund's former investment adviser.

     Ms. Terry receives $7,083 per month for the services set forth above and her services are terminable by either party on ninety (90) days' notice. Mr. Saidnawey receives $4,167 per month for the services set forth above and his services are terminable by either party on ninety (90) days' notice. Unlike other funds that are affiliated with larger organizations, the Fund relies on Ms. Terry, Mr. Saidnawey and Robert F. Birch, its President, for its administrative and related services. In the event of a departure of these individuals, the Fund would likely be forced to replace them with others or with a larger organization, which could result in an increase in the Fund's annual expenses.


                         PORTFOLIO MATURITY AND TURNOVER

     The Fund's holdings may include issues of various maturities. Ordinarily, the Fund will emphasize investments in medium and longer term instruments (i.e., those with maturities in excess of three years), but the weighted average maturity of portfolio holdings may be shortened or lengthened depending on the Investment Adviser's general investment outlook or changes in the characteristics of high-yield securities. To the extent the weighted average maturity of the Fund's portfolio securities is lengthened, the value of such holdings will be more susceptible to fluctuation in response to changes in interest rates and general economic conditions. As of December 31, 1997, the weighted average maturity of the Fund's portfolio holdings was approximately
7.50 years. The weighted average of the Fund's portfolio will fluctuate depending on market conditions and investment opportunities. The Fund, however, does not expect that the weighted average maturity of the Fund's portfolio will, under normal conditions, exceed 15 years.

     The Investment Adviser actively makes portfolio adjustments that reflect the Fund's investment strategy, but generally does not trade securities for the Fund for the purpose of seeking short-term profits. It will, however, change the Fund's securities, regardless of how long they have been held, when it believes doing so will further the Fund's investment objective.

     In light of the Fund's investment objective and policies, it is anticipated that the Fund's portfolio turnover rate may, from time to time, exceed 100% per annum. A 100% annual turnover rate would occur, for example, if all the securities in the Fund's portfolio were replaced once within a period of one year. The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when investment strategy remains relatively constant. A high rate of portfolio turnover will result in increased transaction costs for the Fund in the form of increased dealer spreads and brokers commissions. The Fund's portfolio turnover rates for the fiscal years ended December 31, 1995, 1996 and 1997 were 62.7%, 53.5% and 108.8%, respectively.

                                    TAXATION

     The following discussion offers only a brief outline of the federal income tax consequences of investing in the Common Stock. Investors should consult their own tax advisors for more detailed information and for information regarding the impact of state and local taxes upon such an investment.

Federal Income Tax Treatment of the Fund

     The Fund qualifies and elects to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the "Code") and intends to qualify under those provisions each year. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stocks, securities or currencies;
(b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities).

     As a regulated investment company, in any fiscal year with respect to which the Fund distributes at least 90% of its net investment income (i.e., the Funds investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), the Fund (but not its stockholders) generally will be relieved of U.S. federal income taxes on its net investment income and net capital gains (i.e., the Fund's net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years, if any) that it distributes to stockholders. However, the Fund will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on any undistributed net investment income and net capital gain. See "Federal Income Tax Treatment of Holders of Common Stock" below. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid the tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. Compliance with the calendar year distribution requirement may limit the extent to which the Fund will be able to retain its net capital gains for investment.

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation, and distributions to its stockholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to stockholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the stockholder's hands as long-term capital gains.

     If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the Common Stock and/or the ATP until the asset coverage is restored. See "Description of Capital Stock--Dividends and Dividend Periods." Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to qualify for taxation as a regulated investment company, or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.

     Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem (to the extent permitted under the 1940
Act) ATP in order to maintain or restore the requisite asset coverage and avoid failure to remain qualified as a regulated investment company. The determination to repurchase or redeem ATP and the amounts to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund.

     Use of the Fund's cash to repurchase or redeem ATP may adversely affect the Fund's ability to distribute annually at least 90% of its net investment income, which distribution is required to qualify for taxation as a regulated investment company. The Fund may also recognize income in connection with funding repurchases or redemptions of ATP, and such income would be taken into account in determining whether or not the above-described distribution requirements have been met. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of ATP might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the facts and circumstances.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, with respect to certain securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to borrow money or dispose of securities that it would otherwise have continued to hold.

     The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

     If the Fund fails to qualify as a regulated, investment company for any year, it generally must pay out its earnings and profits accumulated in that year less an interest charge to the Treasury on 50% of such earnings and profits before it can again qualify as a regulated investment company.

Federal Income Tax Treatment of Holders of Common Stock

     The Fund's income will consist of net investment income and may also consist of net capital gains. For federal income tax purposes, the Internal Revenue Service (the "Service") currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gains) for each tax year. Accordingly, the Fund intends to designate distributions made with respect to the Common Stock and the ATP as consisting of particular types of income (net capital gains, ordinary income and dividend income) in accordance with each class' proportionate share of the total dividends paid to both classes. Thus, each dividend paid with respect to the Common Stock during a year will be designated as ordinary income dividends and, if the Fund designates any dividend as a capital gain dividend, capital gains in proportion to the Common Stock's proportionate share of the total dividends paid on the Common Stock during the year to the total dividends paid on both the Common Stock and the ATP during the year. The amount of the net capital gains realized by the Fund is not expected to be significant, and there is no assurance that any such income will be realized by the Fund in any year. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income. Subject to the discussion below regarding changes to the capital gain tax rates, distributions of the Fund's net capital gains, if any, are taxable to shareholders at rates applicable to long-term capital gains regardless of the length of time the Common Stock has been held by the holders. Distributions in excess of the Fund's earnings and profits will first reduce a shareholder's adjusted tax basis in his or her shares of Common Stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder of shares of Common Stock who holds his or her shares of Common Stock as a capital asset.

     Dividends and distributions will be taxable to stockholders as if actually distributed, even if they are reinvested in additional shares of the Fund. Stockholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date.

     Although the Fund is required to distribute annually at least 90% of its net investment income, the Fund is not required to distribute net capital gains to its shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the "net undistributed capital gains"). However, it is unclear whether a portion of the net undistributed capital gains would have to be allocated to the ATP for federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Service as to the allocation of the net undistributed capital gains between the Common Stock and the ATP, the Fund intends to distribute its net capital gains for any year during which it has shares of ATP outstanding.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November and December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The Service has ruled privately that dividends paid following the close of the taxable year that are treated for tax purposes as derived from income from the prior year will be treated as dividends "paid" in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as "paid" in the prior year for purposes of determining a class' proportionate share of a particular type of income. However, the private ruling is not binding on the Service, and there can be no assurance that the Service will respect such treatment.

     Most of the Fund's net investment income is derived from interest-bearing securities. Accordingly, dividends paid with respect to the Common Stock generally will not qualify for the dividends received deduction. However, from time to time, a portion of the Fund's net investment income may be dividends on equity securities which are eligible for the dividends received deduction under
Section 243 of the Code.

Corporate shareholders who otherwise are eligible to claim the dividends received deduction under Section 243 of the Code can deduct 70% of the portion of the Common Stock dividend representing the shareholder's portion of the Fund's eligible dividend income. The Service has ruled that corporate shareholders of a regulated investment company must meet the 45-day holding requirement of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the dividends received deduction.

     The Taxpayer Relief Act of 1997 (the "Relief Act") has altered the taxation of certain long-term capital gain income. Under the Relief Act, individuals, trusts and estates that hold certain investments for more than 18 months may be taxed at a maximum rate of 20% on the sale or exchange of those investments. Individuals, trusts and estates that hold certain assets for more than one year but not more than 18 months may be taxed at a maximum rate of 28% on the sale or exchange of those investments. The Relief Act also provides a maximum rate of 25% for "unrecaptured section 1250 gain" for individuals, trusts and estates, special rules for "qualified 5-year gain," as well as other changes to prior law. The Relief Act allows the Service to prescribe regulations on how the Relief Act's new capital gain rates will apply to sales of assets by, and sales of interests in, "pass-thru entities," which include regulated investment companies such as the Fund. Pursuant to this grant of regulatory authority, the Service has announced that it will issue temporary regulations providing that a regulated investment company such as the Fund may designate a capital gain dividend as a 20% rate gain distribution, an unrecaptured section 1250 gain distribution, or a 28% rate gain distribution. If no such designation is made regarding a capital gain dividend, it is a 28% rate gain distribution. In general, a regulated investment company determines the maximum amounts which may be designated in each class of capital gain dividends as if the regulated investment company were an individual whose ordinary income is subject to a marginal rate of at least 28 percent. The Fund will notify shareholders after the close of its taxable year as to the portions of the distributions attributable to that year that constitute ordinary income (including any portion thereof qualifying for the dividends received deduction generally available to corporations), return of capital, and capital gain (and, with respect to capital gain dividends, the portions constituting 20% rate gain distributions, unrecaptured section 1250 gain distributions, and 28% rate gain distributions).

Sale of Shares

     The sale of shares of Common Stock (including transfers in connection with a redemption or repurchase of such shares of Common Stock or a liquidation of the Fund) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their basis in their shares and the amount received in exchange therefor. If such shares of Common Stock are held as a capital asset, the gain or loss will generally be a capital gain or loss and will be long-term if such shareholders have held the shares for more than one year. Any loss realized upon a taxable disposition of shares of Common Stock held for six months or less will be treated as a long-term loss to the extent of any distributions of net capital gains received with respect to such shares. All or a portion of any loss realized upon a taxable disposition of shares of Common Stock may be disallowed if other shares of Common Stock are purchased by the shareholder within 30 days before or after the disposition.

Backup Withholding

     The Fund may be required to withhold for federal income taxes 31% of all taxable distributions payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or a stockholder has been notified by the Service that they are subject to backup withholding. Corporate stockholders and other stockholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax, Any amounts withheld may be credited against the stockholder's U.S. federal income tax liability.

Other Taxation

     In general, federal withholding taxes at a 30% rate or a lesser rate established by treaty may apply to distributions to stockholders (except to those distributions designated by the Fund as capital gains dividends) that are nonresident aliens or foreign partnerships, trusts or corporations. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in the Common Stock.


                          DESCRIPTION OF CAPITAL STOCK

     The following is a brief description of the terms of the capital stock of the Fund. This description does not purport to be complete and is subject to qualification in its entirety by reference to the Articles which establish and fix the rights and preferences of the Common Stock and the shares of ATP. A copy of the Articles, including a copy of the Articles Supplementary establishing the ATP, is filed as an exhibit to the Registration Statement of which this Prospectus is a part and may be inspected and copies thereof may be obtained as described under "Additional Information."

General

     The authorized capital stock of the Fund consists of 1,000,000 shares of preferred stock, $1.00 par value, issuable in one or more series and 200,000,000 shares of Common Stock, par value $.01 per share. All shares of Common Stock have equal rights as to voting, dividends and liquidation. At February 6, 1998, there were [____________] outstanding shares of Common Stock of the Fund and 6,000 outstanding shares of preferred stock of which 2,400 are classified as ATP Series A, 1,600 are classified as ATP Series B and 2,000 are classified as ATP Series C. All shares of Common Stock and ATP issued and outstanding are fully paid and nonassessable. Shares of Common Stock have no preemptive, conversion or redemption rights and are freely transferable. Subject to confirmation from the rating agencies that its rating of the ATP will not change, the Fund may issue additional shares of either series or additional series of preferred stock in the future, which additional series may have substantially different terms than the terms of the ATP. The description herein of the Fund's capital structure relates to its capital structure at the date hereof.

     The following description refers to each series of ATP separately as and when the context so requires.

Dividends and Dividend Periods

     Dividends on shares of ATP are cumulative from the date on which such shares were originally issued and are payable, when, as and if declared by the Board of Directors of the Fund out of funds legally available therefor, on each Dividend Payment Date thereafter. "Dividend Payment Date" for either series of ATP, means (i) with respect to any Dividend Period of one year or less, the business day next succeeding the last day thereof and, if any, the 91st, 181st and 271st days thereof, and (ii) with respect to any Dividend Period of more than one year, on a quarterly basis on each January 1, April 1, July 1 and October 1 and on the business day following the last day of such Dividend Period. For Dividend Periods of one year or less, Dividend Payment Dates occur on the business day next succeeding the last day of such Dividend Period and, if any, on the 91st, 181st and 271st days thereof. "Dividend Period" means, with respect to the relevant series of ATP, the period commencing on the day following each Dividend Period for such series and ending on the day established for such series by the Fund. For Dividend Periods of more than one year, Dividend Payment Dates occur on a quarterly basis on each January 1, April 1, July 1 and October 1 within such Dividend Period and on the business day following the last day of such Dividend Period. Dividends are paid through a securities depository (DTC or a successor securities depository) (a "Securities Depository") on each Dividend Payment Date. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to members of or participants in the Securities Depository that will act on behalf of a holder of ATP or person placing an order for ATP ("Agent Member"), who are in turn expected to distribute such dividends to the persons for whom they are acting as agents. For each Dividend Period, subject to certain exceptions, the dividend rates will be the rate (the "Applicable Rate") that the Auction Agent advises the Fund has resulted from a periodic auction ("Auction") of the ATP in accordance with the auction procedures.

     Dividend Periods are either standard term periods of 28 days (unless such 28th day is not a business day, then the number of days ending on the business day next preceding such 28th day) (a "Standard Term Period") or, subject to certain conditions and with notice to holders, periods longer or shorter than 28 days and having such duration as the Board of Directors shall specify (each, an "Alternate Term Period").

     An Alternate Term Period will not be effective unless, among other things, sufficient clearing orders exist at the Auction in respect of such Alternate Term Period (that is, in general, the number of shares of ATP subject to buy orders by potential holders is at least equal to the number of shares subject to sell orders by existing holders). If sufficient clearing orders do not exist at any Auction in respect of an Alternate Term Period, the Dividend Period commencing on the business day succeeding such Auction will be a Standard Term Period and the holders of the shares of the affected series will be required to continue to hold such shares for such Standard Term Period.

     Except during a "Default Period" as described below, the Applicable Rate resulting from an Auction will not be greater than the "Maximum Applicable Rate," which is equal to 150% of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (as defined below) (for a Dividend Period of 184 days or more (each, a "Reference Rate")), in each case subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the broker-dealers who place orders on behalf of their clients in connection with the Auction ("Broker-Dealers"), provided that immediately following any such increase the Fund would be in compliance with the ATP Basic Maintenance Amount.

     "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

     The Maximum Applicable Rate for the shares of ATP will apply automatically following an Auction for such shares in which sufficient clearing orders have not been made (other than because all shares of ATP were the subject of hold orders by existing holders) or following the failure to hold an Auction for any reason on the first business day next preceding the first day of a Dividend Period for the relevant series of ATP ("Auction Date") scheduled to occur (except for circumstances in which the dividend rate for the ATP is the Default Rate, as described below).

     The "Minimum Applicable Rate" will apply automatically following an Auction in respect of a Dividend Period of 93 days or fewer in which all of the outstanding shares are subject to (or are deemed to be subject to) hold orders. The Minimum Applicable Rate is 80% of the applicable AA Composite Commercial Paper Rate. No minimum rate is specified for Auctions in respect of Dividend Periods of more than 93 days.

     Default Period. A "Default Period" will commence on the applicable date set forth below if the Fund fails to (i) declare prior to the close of business on the second business day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within two business days after such Dividend Payment Date to the persons who held shares of ATP as of 12:00 noon, New York City time, on the business day preceding such Dividend Payment Date, the full amount of any dividend payable on such

Dividend Payment Date, (ii) to deposit, irrevocably in trust, in same-day funds, with a designated paying agent by 12:00 noon, New York City time, (A) on or (to the extent permitted as described below) within two business days after any Dividend Payment Date the full amount of any declared dividend on the relevant series of ATP payable on such Dividend Payment Date (together with the failure to timely declare dividends described in (i) above, hereinafter referred to as a "Dividend Default") or (B) on or (to the extent permitted as described below) within two business days after any date fixed for redemption of shares of ATP called for redemption, the applicable redemption price (a "Redemption Default"), or (iii) to maintain the "aaa"/AAA Credit Rating unless the "aaa"/AAA Credit Rating is restored by the Dividend Payment Date next following the date on which the Fund fails to maintain the "aaa"/AAA Credit Rating (a "Rating Default"). A Default Period with respect to a Dividend Default or a Redemption Default will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the business day on which, by 12:00 noon, New York City time, all unpaid dividends and unpaid redemption price shall have been so deposited or shall have otherwise been made available to the applicable holders in same day funds. A Default Period with respect to a Rating Default shall commence as of the date on which the Fund fails to maintain the "aaa"/AAA Credit Rating (provided that such Rating Default shall be deemed not to have occurred and such Default Period shall not commence if such Rating Default is cured by the next succeeding Dividend Payment Date) and shall end on the earlier of the date on which such default is cured as provided herein or the date on which the ATP is mandatorily redeemed as provided herein. Holders of two-thirds of the ATP then outstanding may waive any Dividend Default, Redemption Default or Rating Default.

     The Applicable Rate for each Default Period, including each Dividend Period commencing during a Default Period, will be equal to the Reference Rate multiplied by three (3) (the "Default Rate"); and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Term Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. Any dividend due on any Dividend Payment Date (if, prior to 12:00 noon, New York City time, on such Dividend Payment Date, the Fund has declared such dividend payable on or within three business days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the business day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may (if such default is not solely due to the willful failure of the Fund) be paid to such Persons in the same form of funds by 12:00 noon, New York City time, on any of the first three business days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by an additional amount for such period of non-payment at the Default Rate applied to the amount of such default based on the actual number of days comprising such period divided by 360. For the purposes of the foregoing, payment to a person in same-day funds made on or before 12:00 noon New York City time on any business day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding business day, and any payment made after 12:00 noon, New York City time, on any business day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next business day.

     Subject to the foregoing, and any requirements of Maryland law, to the extent that the Fund's net investment income for any year exceeds any current or accumulated dividends on the ATP, it will be distributed to the holders of the Common Stock. The term "net investment income" includes interest, dividends, short-term capital gains and other income received or accrued less the advisory fee, bank custodian charges, taxes (except capital gain taxes) and other expenses properly chargeable against income, but does not include net capital gains, stock dividends, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. Any realized net capital gains (defined as the excess of net long-term capital gains over net short-term capital losses) of the Fund will be distributed annually to the holders of the Common Stock (subject to the prior rights of the holders of the ATP) subject to the foregoing and any requirements of Maryland law.

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), holders of Common Stock may elect to receive all dividends and capital gains distributions in cash paid by check mailed directly to such holders by State Street Bank and Trust Company, as dividend disbursing agent. Pursuant to the Plan, holders of Common Stock not making such election will have all such amounts automatically reinvested by the bank serving as Plan agent, in whole or fractional shares of Common Stock, as the case may be. See "Dividends and Distributions; Dividend Reinvestment Plan."

    Swap Arrangements. The Fund has entered into three interest payment swap arrangements (the "Swap Arrangements") with BankBoston. Pursuant to each of the Swap Arrangements the Fund makes payments to BankBoston on a monthly basis at fixed annual rates. In exchange for such payments BankBoston makes payments to the Fund on a monthly basis at a variable rate determined with reference to the level of short-term interest rates from time to time. The notional amount, maturity, and fixed rates of the swaps are as follows:

--------------------------------------------------------------------------------
  Notional Amount                 Maturity                   Fixed Annual Rate
--------------------------------------------------------------------------------
   $65 million               February 7, 1999                      5.25%
--------------------------------------------------------------------------------
   $20 million               October 7, 2002                       6.07%
--------------------------------------------------------------------------------
   $10 million               October 2, 2002                      6.225%
--------------------------------------------------------------------------------

     The effect of the Swap Arrangement is to hedge the Fund's dividend payment obligations with respect to $95 million of the ATP. For example, with respect to the swap having the notional amount of $65 million, if the dividend rate on the ATP and the short-term interest rate used to determine the Fund's payment obligation under the Swap Arrangement were 8%, the Fund would (i) receive a payment from BankBoston in an amount equal to 8% (per annum) of the $65 million notional amount of the Swap Arrangement, (ii) make a payment to BankBoston in an amount equal to 5.25% (per annum) of the $65 million notional amount of the Swap Arrangement, and (iii) pay dividends to the holders of the outstanding ATP in an amount equal to 8% (per annum) of the $150 million aggregate liquidation preference of the ATP. Conversely, if the dividend rate on the ATP and the short-term interest rate used to determine the Fund's payment obligation under the Swap Arrangement were 4%, the Fund would (i) receive a payment from BankBoston in an amount equal to 4% (per annum) of the $65 million notional amount of the Swap Arrangement, (ii) make a payment to BankBoston in an amount equal to 5.25% (per annum) of the $65 million notional amount of the Swap Arrangement, and (iii) pay dividends to the holders of the outstanding ATP in an amount equal to 4% (per annum) of the $150 million dollar aggregate liquidation preference of the ATP. It should be noted that the relationship between the Swap Arrangement and the ATP has been simplified in the foregoing examples for purposes of illustration. The Fund's payment obligation under the Swap Arrangement and rate of dividends on the three series of ATP are likely to differ, particularly if the Fund elects to establish a dividend period for the ATP which is longer than 28 days, although each generally should be determined with reference to short-term interest rates (except to the extent the Fund establishes relatively long ATP dividend periods). See "Description of Capital Stock." The Fund makes dividend payments to the holders of ATP on the basis of the results of periodic auctions in accordance with its terms without regard to the Swap Arrangement and will continue to do so in the event the Swap Arrangement is terminated. The Fund is subject to the risk that BankBoston will not make its required payments under the Swap Arrangement. In such event, the Fund will have contractual remedies pursuant to the agreements related to the Swap Arrangement.

     The Fund obtained consents from Moody's and Fitch to enter into the Swap Arrangements. In connection with obtaining such consent, the Fund agreed to an increase in its discounted asset coverage requirement as described below under "Asset Maintenance." Each Swap Arrangement will remain in effect through the maturity date specified above, subject to early termination in certain circumstances, such as a default in payment obligations under the Swap Arrangement, a breach by either party of any agreement or obligation under the Swap Arrangement, the bankruptcy of either party to the Swap Arrangement, certain changes in tax laws, and illegality. Upon any such early termination the Fund will be required to make a payment to, or will receive a payment from, BankBoston, based on the market value of the Swap Arrangement at that time. In the event that the Fund fails to satisfy certain asset coverage requirements that give rise to a mandatory redemption of ATP, the Fund has agreed with Moody's and Fitch that it will terminate a Swap Arrangement to the extent the notional amount of such Swap Arrangement following such redemption would exceed the aggregate liquidation preference of the ATP that would remain outstanding following such redemption, or in such greater amount as the Fund may determine, subject to deferral to the extent the value of the Swap Arrangement then exceeds a specified benchmark.

     Restrictions on Dividends and Other Payments. Under the 1940 Act, the Fund may not declare dividends or make other distributions on the Common Stock or purchase any Common Stock if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding shares of ATP would be less than 200%. Under the Code, the Fund must, among other things, distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitation on dividends, distributions and purchases may in certain circumstances impair the Fund's ability to maintain such qualification. The Fund intends, however, to redeem shares of ATP to the extent necessary to maintain such qualification. See "Taxation."

     Upon failure to pay dividends for two (2) years or more, the holders of ATP will acquire certain additional voting rights. See "Voting Rights" below. Such rights shall be the exclusive remedy of the holders of ATP upon any failure to pay dividends on the ATP.

     For so long as any shares of ATP are outstanding, except in connection with the liquidation the Fund, or a refinancing of the ATP as provided in the Articles, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other shares, if any, ranking junior to the ATP as to dividends or upon liquidation) in respect to Common Stock or any other shares of the Fund ranking junior to or on a parity with the ATP as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Stock or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the ATP as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the ATP as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount and the 1940 Act ATP Asset Coverage (see "Asset Maintenance" and "Redemption" below) would be achieved, (ii) full cumulative dividends on the ATP due on or prior to the date of the transaction have been declared and paid and (iii) the Fund has redeemed the full number of shares of ATP required to be redeemed by any provision for mandatory redemption contained in the Articles.

Redemption

     Optional Redemption. To the extent permitted under the 1940 Act and Maryland Law, the Fund at its option may redeem shares of ATP having a Dividend Period of less than one year, in whole or in part, on the business day after the last day of such Dividend Period upon not less than 15 days and not more than 40 days prior notice. The optional redemption price shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Shares of ATP having a Dividend Period of more than one year may be redeemable at the option of the Fund prior to the end of the relevant Dividend Period, subject to any Specific Redemption Provisions (as defined below), which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount.

     "Specific Redemption Provisions" means with respect to any Alternate Term Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Alternate Term Period are not subject to redemption at the option of the Fund pursuant to
Section 3(a)(i) of the Articles and/or Section 3(a)(ii) and/or 3(a)(iii) of the Articles and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Alternate Term Period shall be redeemable at the Fund's option pursuant to Section 3a(i) of the Articles and/or in connection with any mandatory redemption pursuant to Section 3(a)(ii) and/or 3(a)(iii) of the Articles at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $25,000 or expressed in a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

     The Fund also reserves the right to repurchase ATP in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of the ATP, but is under no obligation to do so.

     Mandatory Redemption. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount or, as of the last business day of any month, the 1940 Act ATP Asset Coverage, and such failure is not cured within two business days following the relevant Valuation Date in the case of a failure to maintain the ATP Basic Maintenance Amount or the last business day of the following month in the case of a failure to maintain 1940 Act ATP Asset Coverage as of such last business day (each an "Asset Coverage Cure Date"), the ATP will be subject to mandatory redemption out of funds legally available therefor. See "Asset Maintenance." The number of shares of ATP to be redeemed in such circumstances will be equal to the lesser of (i) the minimum number of shares of ATP the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount, or sufficient to satisfy 1940 Act ATP Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of ATP then outstanding will be redeemed), and (ii) the maximum number of shares of ATP that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below).

     If the Fund at any time fails to maintain the "aaa"/AAA Credit Rating for the ATP, and such failure is not cured within 90 calendar days thereafter (the "Rating Default Cure Date"), all shares of ATP will be subject to mandatory redemption out of funds legally available therefor, on the Mandatory Redemption Date, and dividends thereon will be payable at the Default Rate until such redemption is effected as provided above under "Dividends and Dividend Periods-Default Period." To maintain the "aaa"/AAA Credit Rating, the Fund must maintain a rating for the ATP in the highest rating category from any two nationally recognized statistical rating organizations, as used in the Securities Exchange Act of 1934, as amended, one of which shall be Moody's or S&P.

     Shares of ATP may be subject to mandatory redemption in accordance with the foregoing redemption provision notwithstanding the terms of any Specific Redemption Provisions.

     The Fund is required to effect such a mandatory redemption not later than 30 days after the Asset Coverage Cure Date or the Rating Default Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of shares of ATP which are subject to mandatory redemption, together with shares of other ATP which are subject to mandatory redemption under provisions similar to the ATP, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those shares of ATP and shares of other ATP which it was unable to redeem on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of shares of ATP and the Auction Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Maryland law.

     The redemption price in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption plus (in the case of a Dividend Period of not less than one year only) any redemption premium specified in any applicable Specific Redemption Provisions.

     In connection with any redemption, whether optional or mandatory, the Fund shall pay, together with the redemption price, an amount equal to all accumulated dividends, whether or not such dividends have been declared through the redemption date.

     Notwithstanding the provisions for redemption described above, no shares of ATP may be redeemed unless all dividends in arrears on the outstanding shares of ATP, and all capital stock of the Fund ranking on a parity with the ATP with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all shares of ATP and all shares ranking in a parity with the ATP must receive proportionate amounts.

     Except for the provisions described above, nothing contained in the Articles limits any right of the Fund to purchase or otherwise acquire any shares of ATP outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any shares of ATP for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act ATP Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Fund shall have no voting rights. If fewer than all the outstanding shares of ATP are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

Ratings

     The Fund has obtained the "aaa"/AAA Credit Rating from Moody's and Fitch for the ATP. While there is no assurance that the "aaa"/AAA Credit Rating with respect to the ATP will not be changed, suspended or withdrawn, the Fund will endeavor to maintain such rating and any failure to maintain such rating would, subject to cure and certain exceptions, result in mandatory redemption of the ATP. See "Mandatory Redemption" above. While the Fund does not presently intend to seek a rating from a rating agency other than Moody's and Fitch, it reserves the right to do so.

Asset Maintenance

     The Fund is required to satisfy two separate asset coverage requirements under the terms of the Articles.
These requirements are summarized below.

     ATP Basic Maintenance Amount. The Fund is required to maintain as of each Valuation Date Eligible Assets having in the aggregate a Discounted Value at least equal to the ATP Basic Maintenance Amount, calculated separately for Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is rating the ATP). For this purpose, the Market Value of the Fund's portfolio securities is
(i) computed based upon one or more pricing services agreements approved by the Board of Directors or (ii) the lower bid price from two independent dealers in securities, one of which bids shall be in writing. The Fund has a pricing services agreement with Merrill Lynch Capital Markets Securities Pricing Service. The Fund may substitute another pricing service, provided that it has received notice from Moody's (if Moody's is then rating the ATP) and Fitch (if Fitch is rating the ATP) that such substitution will not impair the "aaa"/AAA Credit Rating. If the Fund fails to maintain Eligible Assets having in the aggregate a Discounted Value at least equal to the ATP Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the second business day after such Valuation Date, the Fund will be required in certain circumstances to redeem certain of the shares of ATP. See "Redemption."

     The "ATP Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to the sum of

               (1) (A) the product of the number of outstanding shares of ATP on such date multiplied by $25,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first following Dividend Payment Date for each share of ATP outstanding that follows such Valuation Date (or to the 42nd day after such Valuation Date, if such 42nd day occurs before the first following Dividend Payment
           Date); (C) the aggregate amount of dividends that would accumulate at the then current Maximum Applicable Rate for a Standard Term Period multiplied by the Volatility Factor on any shares of ATP outstanding from the first day following the Dividend Payment Date referred to in
           (B) above through the 42nd day after such Valuation Date, but only if such 42nd day occurs after the first day following the Dividend Payment Date, except that if such Valuation Date occurs during a Default Period, the dividend for purposes of the calculation would accumulate at the Default Rate; (D) the amount of anticipated Fund expenses for the 90 days subsequent to such Valuation Date; (E) any current liabilities, including, without limitation, indebtedness due within one year and any redemption premium due with respect to shares of ATP for which a Notice of Redemption has been given, as of such Valuation Date to the extent not reflected in any of (1)(A) through
           (1)(D), and (F) without duplication, 10% of the exercise price of any call option written by the Fund and the exercise price of any put option written by the Fund; less

               (2) the sum of any cash or the value of any Fund assets irrevocably deposited by the Fund for the payment of any of (1)(B) through (1)(F) ("value" for purposes of this clause (2) shall mean the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated P-1 by Moody's and A-1+ by S&P, it will be valued at its face value).

     Pursuant to the Fund's arrangements with Moody's and Fitch the Fund has agreed upon a methodology for adjusting the Basic Maintenance Amount in light of the Swap Arrangements. On any Valuation Date, the Fund will determine the net amount that would be payable to or payable by the Fund pursuant to each Swap Arrangement as if the Swap were being terminated as of such Valuation Date (the "Termination Value"). The Termination Value will be determined using the average of two market quotations provided by two dealers. If the Termination Value would be payable by the Fund, the Fund will treat the sum of the Termination Value and 1.5% of the notional amount of the Swap outstanding (the "Adjusted Notional Amount") as a liability of the Fund in calculating the Basic Maintenance Amount. If the Termination Value would be payable to the Fund, the Fund will treat the Discounted Termination Value as Eligible Assets in calculating the Basic Maintenance Amount. The Discounted Termination Value shall be the difference between the Termination Value and the Adjusted Notional Amount adjusted by a Discount Factor which shall be determined by treating (a) the Swap as if it were a Debt Security, (b) the Swap counterparty as the issuer of such Debt Security and (c) the time remaining until the Swap's expiration date as the remaining maturity of such Debt Security.

     Solely for purposes of calculating the ATP Basic Maintenance Amount, interest on borrowed funds outstanding as of any date will be treated as dividend payments, at a deemed dividend rate equal to the interest rate payable on such funds on the relevant date, but shall be subject to multiplication by the larger of the factors that the Fund has been informed by Moody's (if Moody's is then rating the ATP) or Fitch (if Fitch is then rating the ATP) are applicable (as described in 1(C) above) only in the event that interest on such borrowed funds is payable on the basis of a variable rate of interest, and the interest rate is subject to change within the relevant 43-day period.

     The discount factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the ATP. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund, the ATP Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without stockholder approval, but only in the event that the Fund receives written confirmation from Moody's (if Moody's is then rating the ATP), Fitch (if Fitch is then rating the ATP) and any other rating agency which is then rating the ATP and which so requires that any such changes would not impair the "aaa"/AAA Credit Rating. If the Fund fails to maintain the "aaa"/AAA Credit Rating and is unable to restore the "aaa"/AAA Credit Rating by the Rating Default Cure Date, the Fund will be required to redeem the ATP. See "Redemption," above.

     1940 Act ATP Asset Coverage. The Fund is required under the Articles to maintain 1940 Act ATP Asset Coverage as of the last business day of each month in which any shares of ATP are outstanding. If the Fund fails to maintain 1940 Act ATP Asset Coverage and such failure is not cured as of the last business day of the following month, the Fund will be required to redeem certain shares of the ATP. See "Redemption."
     On January 30, 1998, the 1940 Act ATP Asset Coverage was:

Value of Fund assets less
liabilities not constituting
    senior securities                   $401,158,405
----------------------------            ------------    =   267.4%
    Senior securities                   $150,000,000
representing indebtedness ($0)
 plus liquidation value
      of the ATP

    Notices. The Fund is required to deliver a certificate with respect to the calculation of the ATP Basic Maintenance Amount and the value of the portfolio holdings of the Fund (a "ATP Basic Maintenance Certificate") to the Auction Agent, and any rating agency which is then rating the ATP and which so requires as of (a) any Valuation Date on which the Fund fails to have Eligible Assets with an aggregate Discounted Value at least equal to 125% of the ATP Basic Maintenance Amount, (b) every fourth Valuation Date for the first year following the date of original issue of the ATP, (c) if the Fund fails to have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount, (d) the Valuation Date next following the date of redemption by the Fund of shares of Common Stock which, together with all other shares of Common Stock purchased during the six months preceding such date, equal in excess of 1,000,000 shares of Common Stock, and (e) the last Valuation Date of each fiscal quarter and a Valuation Date during such fiscal quarter randomly selected by the Fund's independent accountants as provided below, (f) a business day on or before any cure date relating to the Fund's cure of a failure to have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount, and at any time upon the request of a rating agency then rating the ATP. Such certificate must be accompanied by a certificate from the Fund's accountants certifying as to the accuracy of the Fund's calculations.

    The Fund is required to deliver to the Auction Agent, and any rating agency which is then rating the ATP and which so requires, a certificate with respect to the calculation of the 1940 Act ATP Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act ATP Asset Coverage Certificate") as of (a) the last Valuation Date of each quarter thereafter, and (b) as of the business day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act Asset Coverage. Such 1940 Act ATP Asset Coverage Certificate shall be delivered on or before the third business day after the relevant Valuation Date or the Asset Coverage Cure Date. Such certificate must be accompanied by a certificate from the Fund's accountants certifying as to the accuracy of the Fund's calculations.

    In the event that a ATP Basic Maintenance Certificate or 1940 Act ATP Asset Coverage Certificate or the applicable accountant's certificates with respect thereto are not delivered within the time periods specified in the Articles, the Fund shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount or the 1940 Act ATP Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such cure date for purposes of the mandatory redemption provisions.

Liquidation

    In the event of a liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of ATP and any other shares ranking in parity with the ATP, in preference to the holders of Common Stock, will be entitled to payment, out of the assets of the Fund or the proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund, of a liquidation distribution in the amount of $25,000 per share, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the paying agent. However, holders of ATP will not be entitled to any premium to which such holder would be entitled to receive upon redemption of such shares of ATP. After payment of the full amount of such liquidation distribution, the owners of the ATP will not be entitled to any further participation in any distribution of assets of the Fund.

    If, upon the liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the assets of the Fund or proceeds thereof available for distribution to stockholders after satisfaction of claims of creditors of the Fund shall be insufficient to pay in full the liquidation distribution to which owners of any shares of ATP are entitled, such assets or the proceeds thereof will be distributed among the owners of the shares of ATP and any other shares ranking on a parity therewith, ratably.

    In the event of any such liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, until payment in full is made to the owners of the shares of ATP of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of Common Stock and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the Common Stock.

    A consolidation or merger of the Fund with or into any other company or companies, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another company, shall not be deemed to be a liquidation, dissolution or winding up of the Fund; provided, however, that the consolidation, merger, sale, lease or exchange does not materially adversely affect any designation, right, preference or limitation of the ATP or any shares issuable in exchange for shares of ATP in any such consolidation or merger.

    To the extent other shares of ATP are issued by the Fund, including additional series of ATP or additional shares of the ATP Series A, ATP Series B or ATP Series C, such shares will share equally and on a pro rata basis with the ATP then outstanding in connection with any liquidation, dissolution or winding up of the Fund.

Voting Rights

    Except as otherwise indicated herein and except as otherwise required by applicable law, holders of shares of ATP have equal voting rights with holders of Common Stock (one vote per share) and vote together with holders of shares of Common Stock as a single class. Under applicable rules of Exchange, the Fund is currently required to hold annual meetings of stockholders.

    In connection with the election of the Fund's Board, Holders of shares of preferred stock, including the ATP, voting as a separate class, are entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by holders of Common Stock and the holders of shares of preferred stock, including the ATP, voting as a single class. In addition, if at any time dividends on outstanding shares of ATP, including the ATP, shall be unpaid in an amount equal to two full years' dividends thereon, then the number of members constituting the Board shall automatically be increased by the smallest number that, when added to the two Directors elected exclusively by the holders of shares of preferred stock as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be elected, the holders of shares of preferred stock, including the ATP, voting as a separate class, will be entitled to elect the smallest number of additional Directors that, together with the two Directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the Fund as so increased. The terms of office of the persons who are Directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of preferred stock, including the ATP, for all past Dividend Periods, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the additional Directors elected by the holders of shares of preferred stock including the ATP (but not of the Directors with respect to whose election the holders of Common Stock were entitled to vote or the two Directors the holders of shares of preferred stock including the ATP, have the right to elect in any event) will terminate automatically. Any shares of ATP issued after the date hereof shall vote with the ATP as a single class on the matters described above, and the issuance of any other shares of ATP by the Fund may reduce the voting power of the ATP.

    The voting rights of the Common Stock are noncumulative, which means that the holders of more than 50% of the shares of Common Stock and ATP voting for the election of those Directors subject to election by the Common Stock and ATP can elect 100% of the Directors subject to election by them if they choose to do so, and, in such event, the holders of the remaining shares of Common Stock and ATP voting for the election of Directors will not be able to elect any Directors. The holders of the Common Stock vote as a single class with the holders of the ATP on all matters except as described.

    The rights of the holders of the Common Stock as set forth in the Articles may not be modified by a vote of less than a majority of the shares of Common Stock outstanding.

    Also, the affirmative vote of the holders of a majority of the outstanding preferred stock, including the ATP, voting as a class, is required to (i) amend, alter or repeal any of the preferences, rights or powers of such class so as to affect materially and adversely such preferences, rights or powers; (ii) increase the authorized number of shares of ATP; (iii) create, authorize or issue shares of any class of capital stock ranking senior to or on a parity with the ATP with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such shares of capital stock ranking senior to or on parity with the ATP or reclassify any authorized shares of capital stock of the Fund into any shares ranking senior to or on parity with the ATP (except that, the Board of Directors, without the vote or consent of the holders of ATP, may from time to time authorize, create and classify, and the Fund may from time to time issue, series or shares of preferred stock, including ATP, ranking on a parity with the ATP with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up to the affairs of the Fund, subject to continuing compliance by the Fund with 1940 Act ATP Asset Coverage and ATP Basic Maintenance Amount requirements, or in connection with a refinancing of the ATP); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (D) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent, or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow from banks for temporary or emergency purposes or as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the ATP Basic Maintenance Amount as of the immediately preceding Valuation Date.

    The affirmative vote of the Holders of a majority of the outstanding shares of ATP, voting as a separate class, will also be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The class vote of Holders of shares of ATP described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock necessary to authorize the action in question. In addition, the affirmative vote of the holders of a majority of the outstanding shares of each series of ATP, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of such series in a manner different from that of other series of classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series.

    The Board of Directors may amend certain provisions of the Articles without any vote or consent of the holders of ATP or any other stockholder of the Fund. See "Rating Agency Guidelines" and Section 6(j), Part I of the form of Articles filed as an Exhibit to the Registration Statement of which this Prospectus is a part. Definitions and provisions in the Articles subject to amendment by action of the Board (subject to rating agency approval) include the following:

    ATP Basic Maintenance Amount              Maximum Applicable Rate
    ATP Basic Maintenance Certificate         Minimum Applicable Rate
    Asset Coverage Cure Date                  Moody's Discount Factor
    Deposit Securities                        Moody's Eligible Assets
    Discounted Value                          Moody's Industry Classification
    Exposure Period                           1940 Act Asset Coverage Cure Date
    Fitch Discount Factor                     1940 Act ATP Asset Coverage
    Fitch Eligible Assets                     Short Term Money Market
    Fitch Industry Classification               Instruments
    Market Value (including certain           Volatility Factor
     provisions relevant to futures           Last Paragraph of Section 12
     and options transactions)

     In addition, the Board of Directors may amend the definition of Maximum Applicable Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Applicable Rate shown therein without the vote or consent of the holders of shares of the ATP, including the ATP, or any other stockholder of the Fund and without confirmation of Moody's, Fitch or any Other Rating Agency, after consultation with the Broker-Dealers.

     The foregoing voting provisions will not apply with respect to the ATP if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.


                        DETERMINATION OF NET ASSET VALUE

     Net asset value of the Common Stock will be determined no less frequently than the close of trading on the Exchange (generally 4:00 p.m. New York time) on the last business day of each week (generally Friday). It will be determined by dividing the value of the net assets of the Fund (for the purpose of determining the net asset value per share of the Common Stock, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less (i) the Fund's liabilities,
(ii) accumulated and unpaid dividends on the outstanding ATP and (iii) the aggregate liquidation value (i.e., $25,000 per share, plus accrued and unpaid dividends to the date of liquidation) of the outstanding ATP) by the total number of shares of Common Stock outstanding. In valuing the Fund's assets for all purposes other than the determination of the Discounted Value of such assets pursuant to the investment guidelines of the rating agencies then rating the ATP, portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. The Fund also utilizes prices supplied by its Custodian from Bridge Fixed - Income Services. Any security or option for which the primary market is on an exchange will be valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options for which the primary market is not on an exchange or which are not listed on an exchange will be valued at market value or fair value if no market exists. Securities and assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investments; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial condition of the issuer, cost at date of purchase, special reports prepared by analysts, information as to any transaction or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     Short-term debt securities which mature in less than 60 days will be valued at amortized cost if their term to maturity from the date of acquisition by the Fund was less than 60 days or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of acquisition by the Fund was more than 60 days, unless this method is determined by the Board of Directors not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest.


            DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

     The Fund distributes to stockholders substantially all of its net investment income in monthly dividends on or about the last day of each month. Capital gains, if any, net of capital losses, are distributed annually, with such distribution to be declared in December of each year, or otherwise as required by Treasury regulations then in effect. Stockholders are informed of the tax consequences of the Fund's distributions after the end of the Fund's fiscal year. See "Taxation."

     Stockholders may elect to have all distributions of dividends and capital gains paid in cash, which will be paid by check and mailed directly to the stockholder by State Street Bank and Trust Company (the "Dividend Paying Agent"). Stockholders who fail to elect not to participate in the Plan will have all distributions from the Fund automatically reinvested by the Dividend Paying Agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Stockholders may elect not to participate in the Plan and to have all distributions of dividends and capital gains paid in cash by sending written instructions to the Dividend Paying Agent at the address set forth below.

     If the Directors of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Fund or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of the shares on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined on the payment date, participants will be issued shares of the Fund at a value equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Fund declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares of Common Stock, the average per share of Common Stock purchase price paid by the Dividend Paying Agent may exceed the asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or contribution had been paid in shares issued by the Fund.

     In connection with the Offer, participants in the Fund's Dividend Reinvestment Plan (the "Plan") will be issued Rights for the shares of Common Stock held in their accounts in the Plan as of the Record Date. Participants wishing to exercise such Rights must exercise such Rights in accordance with the procedures set forth below in "Exercise of Rights" and "Payment for Shares." Such Rights will not be exercised automatically by the Plan.

     Participants in the Plan have the option of making additional cash payments to the Dividend Paying Agent, quarterly, in any amount of $100 to $500 for investment in the Fund's shares. Effective March 17, 1998, the quarterly maximum for additional cash payments will be $5,000. The Dividend Paying Agent uses all funds received from participants to purchase Fund shares in the open market on or about the last day of each calendar quarter. Participant's cash payments are also used to acquire Fund shares under the same procedure as that used for reinvestment of dividends and distributions. To allow ample time for receipt and processing by the Dividend Paying Agent, participants should send voluntary cash payments to be received by the Dividend Paying Agent not later than five business days before the last day of each calendar quarter. To avoid unnecessary cash accumulations, cash payments received after that time and cash payments received more than 30 days prior to these dates will be returned by the Dividend Paying Agent and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Dividend Paying Agent not less than 48 hours before such payment is to be invested. There is a $.75 fee for each cash purchase under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his account under the Plan will be issued and a cash payment will be made for any fraction of a share of Common Stock credited to such account.

     The Dividend Paying Agent will maintain all stockholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares of Common Stock in the account of each Plan participant (other than participants whose shares of Common Stock are registered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

     In the case of stockholders such as banks, brokers or nominees which hold shares of Common Stock for others who are the beneficial owners, the Dividend Paying Agent administers the Plan on the basis of the number of shares of Common Stock certified from time to time by the record stockholders as representing the total amount registered in the record stockholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares of Common Stock are held in the name of banks, brokers or nominees must confirm with such entities that participation in the Plan is possible. Those who participate in the Plan may subsequently elect not to participate by notifying such entities.

     There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

     Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions although they will not receive any payment of cash. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence or inquiries concerning the Plan should be directed to State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts 02266-8200 or by telephone call to 1-800-426-5523.


             CONVERSION TO OPEN-END STATUS AND REPURCHASE OF SHARES

Conversion to Open-End Status

    The Fund's Board of Directors may elect at any time to submit to the holders of the Common Stock and the ATP a proposal to convert the Fund to an open-end investment company and in connection therewith to redeem or otherwise retire the ATP (subject to any Specific Redemption Provisions) as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to stockholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Stock to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on "high yield" securities in the Fund's portfolio as compared to interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Maryland law, conversion of the Fund to an open-end investment company would require the affirmative vote of the holders of a majority (as defined in the 1940 Act) of each class of the shares entitled to be voted on the matter. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940
Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Stock would no longer be listed on the Exchange. In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits and would not be allowed to have preferred stock, thus requiring a redemption of the ATP.

Repurchase of Common Stock

    Shares of closed-end management investment companies frequently trade at a discount from net asset value but in some cases trade at a premium. In recognition of the possibility that the Fund's Common Stock might similarly trade at a discount, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from net asset value by repurchasing its Common Stock in the open market or by tendering for its own shares at net asset value. There can be no assurance that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Fund's Common Stock trading at a price which is equal to or approximates its net asset value. The Board does not have a policy with respect to a periodic consideration of the appropriateness of taking action to repurchase or tender for the Fund's shares. In addition, the Board will not necessarily announce when it has given consideration to these matters. Notwithstanding the foregoing, so long as any shares of ATP are outstanding, the Fund may not purchase, redeem or otherwise acquire any Common Stock unless (1) all accumulated dividends on the ATP have been paid or set aside for payment through the date of such purchase, redemption or other acquisition and (2) at the time of such purchase, redemption or acquisition the ATP Basic Maintenance Amount and the 1940 Act ATP Asset Coverage (determined after deducting the acquisition price of the Common Stock) are met. Any tender offer will be made and holders of Common Stock notified in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both.

    Although the Board of Directors believes that share repurchases and tenders generally would have a favorable effect on the market price of the Fund's Common Stock, it should be recognized that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio. In addition, any purchase by the Fund of its Common Stock as at a time when the shares of ATP are outstanding will increase the leverage applicable to the outstanding Common Stock then remaining. Repurchases of Common Stock may result in the Fund being required to redeem shares of ATP to satisfy asset coverage requirements.


                      CUSTODIAN, AUCTION AGENT, REGISTRAR,
                         TRANSFER AGENT AND PAYING AGENT

    The Fund's securities and cash are held under a Custodian Agreement by State Street Bank and Trust Company, whose principal place of business is located at 225 Franklin Street, Boston, Massachusetts 02110. State Street Bank and Trust Company is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Fund to be held in separate accounts outside the United States in the custody of non-U.S. banks. Rules adopted under the 1940 Act permit the Fund to maintain its securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those rules, the Fund's portfolio of securities and cash, when and if invested in securities of foreign countries, is held by its subcustodians who are approved by the Board of Directors of the Fund in accordance with the rules of the SEC. Selection of the subcustodians is made by the directors of the Fund following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to capably perform custodial services for the Fund, the reputation of the institution in its national market, and the political and economic stability of the countries in which the subcustodians will be located. In addition, the 1940 Act requires that foreign subcustodians, among other things, have stockholder equity in excess of $200 million, have no lien on the Fund's assets and maintain adequate and accessible records. State Street Bank and Trust Company serves as transfer agent, registrar and dividend disbursing agent for the Fund's Common Stock.

    Bankers Trust Company acts as the Registrar, Transfer Agent, Paying Agent and Auction Agent for the ATP.


                             REPORTS TO STOCKHOLDERS

    The Fund will send unaudited semi-annual and audited annual reports to stockholders, including a list of the portfolio investments held by the Fund.


                              CERTAIN LEGAL MATTERS

    Certain legal matters with respect to the Offer will be passed upon by Goodwin, Procter & Hoar LLP, Boston, Massachusetts. Richard E. Floor, a Director and the Secretary of the Fund, is a partner of Goodwin, Procter & Hoar LLP through a professional corporation. An opinion regarding the valid issuance of the Common Stock and certain other matters of Maryland law will be rendered by Venable, Baetjer and Howard, LLP, Baltimore, Maryland. Goodwin, Procter & Hoar LLP will rely as to matters of Maryland law upon such opinion.


                                     EXPERTS

    The audited balance sheet of the Fund, including the schedule of investments, as of December 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented appearing in the Fund's Annual Report and incorporated herein by reference to the extent and for the periods indicated in their report have been audited by Arthur Andersen LLP, independent public accountants, as set forth in their report thereon incorporated herein by reference, and are included herein upon the authority of said firm as experts in accounting and auditing in giving said report.

                              AVAILABLE INFORMATION

    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected without charge at the public reference facilities of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the Commission located at Seven World Trade Center, New York, New York 10048 and Suite 1400, 500 W. Madison Street, Chicago, Illinois 60621-2511. Copies of such materials may be obtained from the Public Reference Section of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and its public reference facilities in New York, New York, and Chicago, Illinois, at prescribed rates. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

    Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including the Statement of Additional Information comprising a part thereof and any amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission. This Prospectus does not contain all of the information set forth in the Registration Statement, including the Statement of Additional Information comprising a part thereof and any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of the Articles or any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.


                              FINANCIAL STATEMENTS

    The Fund's Annual Report, which includes financial statements and the related report of Arthur Andersen LLP, independent public accountants, for the fiscal year ended December 31, 1997, which accompanies this Prospectus, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included therein. Any statement contained in the Fund's Annual Report that was incorporated herein shall be deemed modified or superseded for purposes of this Prospectus to the extent a statement contained in this Prospectus varies from such statement. Any such statement so modified or superseded shall not, except as so modified or superseded, be deemed to constitute a part of this Prospectus. The Fund will furnish, without charge, a copy of its Annual Report, upon written request to the Fund at 10 Winthrop Square, Fifth Floor, Boston, Massachusetts or request by phone at (617) 350-8610.

                                   APPENDIX A


                        RATINGS OF CORPORATE OBLIGATIONS

                            MOODY'S INVESTORS SERVICE


Long-Term Debt

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are Baa rated are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          Bonds which are rated Ba are judged to have speculative elements;
            their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence
of Rating   Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

          1.   An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note Moody's applies numerical modifiers 1, 2 and 3 in each generic range classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Debt

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

     Among the obligations covered are commercial paper, Eurocommercial paper, bank deposits, bankers' acceptances and obligations to deliver foreign exchange. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     --    Leading market positions in well-established industries.

     --    High rates of return on funds employed.

     -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Preferred Stock

     Preferred stock rating symbols and their definitions are as follows:

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c          This is the lowest rated class of preferred or preference stock.
           Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                      FITCH

Investment Grade Bond Ratings

AAA Bonds considered to be investment grade and of the highest credit quality. the obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated `F--1+'.

A          Bonds considered to be investment grade and of high credit quality.
           The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. the likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+)
Minus (--) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the `AAA' category.

NR   Indicated that Fitch does not rate the specific issue.

Conditional     A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended       A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn       A rating will be withdrawn when an issue natures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert      Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for potential downgrade, or "Evolving", where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Credit Trend Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issuers placed on FitchAlert.

Speculative Grade Bond Ratings

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (`BB' to `C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (`DDD' to `D') is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. the obligator's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C          Bonds are in imminent default in payment of interest or principal.

DDD,
DD, and D       Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

Plus (+)
Minus (--)      Plus and minus signs are used with a rating symbol to
                indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the `DDD', `DD', or `D'; categories.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally
Strong Credit
Quality Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong
Credit Quality Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated `F-1+'.

F-2:  Good
Credit Quality Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned `F-1+' and `F-1' ratings.

F-3 Fair
Credit Quality Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5 Weak
Credit Quality Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default Issues assigned this rating are in actual or imminent payment default.

LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Preferred Stock Ratings

     Preferred stock ratings should be viewed in the universe of quality (preferred and preference) and not in relationship to bonds. Although certain preferred stock issues may carry the same rating as an issuer's bond obligations, preferred stocks by definition are junior to debt obligations. Preferred capital is basically permanent capital which in certain instances may be retired via sinking funds or called. The rating of a preferred stock issue is on indication of the company's ability to pay the preferred dividends and any sinking fund obligations on a timely basis. Preferred dividends are payable only when declared; they are not contractually guaranteed.

AAA Preferred stock assigned this rating are the highest quality. Strong asset protection, conservative balance sheet ratios, and positive indications of continued protection of preferred dividend requirements are prerequisites for an `AAA' rating.

AA Preferred or preference issues assigned this rating are very high quality. Maintenance of asset protection and dividend paying ability appears assured but not quite to the extent of the `AAA' classification.

A          Preferred or preference issues assigned this rating are good quality.
           Asset protection and coverages of preferred dividends are considered adequate and are expected to be maintained.

BBB Preferred or preference issues assigned this rating are reasonably safe but lack the protections of the `A' to `AAA' categories. Current results should be watched for possible signs of deterioration.

BB Preferred or preference issues assigned this rating are considered speculative. The margin of protection is slim or subject to aide fluctuations. The longer term financial capacities of the enterprises cannot be predicted with assurance.

B Issues assigned this rating are considered highly speculative. While earnings should normally cover dividends, directors may reduce or omit payment due to unfavorable developments, inability to finance, or wide fluctuations in earnings.

CCC Issues assigned this rating are extremely speculative and should be assessed on their prospects in a possible reorganization. Dividend payments may be in arrears with the status of the current dividend uncertain.

CC Dividends are not currently being paid and may be in arrears. The outlook for future payments cannot be assured.

C          Dividends are not currently being paid and may be in arrears.
           Prospects for future payments are remote.

D Issuer is in default on its debt obligations and has filed for reorganization or liquidation under the bankruptcy law.

D Issuer is in default on its debt obligations and has filed for reorganization or liquidation under the bankruptcy law.

Plus (+)
Minus (--)    Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category.
              Plus and minus signs, however, are not used in the `AAA', `CCC', `CC', `C', and `D' categories.

Euro Issuers/Euro Dollars

     These securities have not been and will not be registered under the U.S. Securities Act of 1933. Any offer or sale of notes in the U.S. (including its territories and possessions and all areas subject to it jurisdiction or to nationals or residents thereof, including any corporation or other entity created or organized therein) may constitute a violation of U.S. law.

Claims-Paying Ability Ratings

     Fitch claims-paying ability ratings provide an assessment of an insurance company's financial strength and, therefore, its ability to pay policy and contract claims under the terms indicated. The rating does not apply to non-policy obligations of the insurer, such as debt obligations (which are addressed under Fitch's bond ratings), nor does it apply to the suitability or terms of any individual policy or contract.

AAA The ability to pay claims is extremely strong for insurance companies with this highest rating. Foreseeable business and economic risk factors should not have any material adverse impact on the ability of these insurers to pay claims. Profitability, overall balance sheet strength, capitalization, and liquidity are all at very secure levels and are unlikely to be affected by potential adverse underwriting, investment, or cyclical events.

AA Insurance companies with this rating are very strong and only slightly more susceptible to exhibiting any weakening of financial strength due to adverse business and economic developments. Any foreseeable deterioration in financial strength would still leave carriers in this category with a strong claims-paying ability.

A Issuers in this category are strong companies with no immediate expectations for encountering events significant enough to weaken their claims-paying ability. However, major business or cyclical pressures are more likely to have an adverse impact on profitability, liquidity, and capitalization and, therefore, on the ability to pay claims.

BBB Companies in this category have adequate financial strength and claims-paying capability. For insurers with this rating, longer-term obligations would be more susceptible to claims-paying concerns under adverse circumstances that for higher rated companies.

BB For insurers rated in this category, the ability to pay claims is vulnerable to company-specific adverse financial events or stressful cyclical downturns. It will be more difficult for carriers with this rating to maintain adequate claims-paying ability under severe business and economic circumstances.

B There is significant risk that companies in this category will not be able to pay claims when due. Liquidity and capital adequacy are likely to be impaired under even moderately negative business and economic developments.

CCC, CC,
and C Insurance companies with one of these ratings are considered very weak with respect to their ability to pay claims. The carrier may be under the supervision of a state insurance department and already may not be making all policy claims payments in a timely fashion.

D Insurance carriers have been placed in liquidation by state insurance departments and policy claims payments are being controlled, delayed, or reduced.

Plus (+)
Minus  (--)     Plus and minus signs are used with a rating symbol to
                indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the `AAA' and `D' categories.

Servicer Ratings

     Servicers are key to maintaining the credit quality of a pool of nonperforming commercial mortgages and real estate owned assets. In assessing and analyzing a servicer's capabilities, Fitch reviews several key factors, including the servicer's management team, organizational structure, track record, and workout and asset disposition experience and strategies.

Superior Servicer considered to be of the highest quality. A servicer in this category possesses a strong, seasoned management team, extensive workout and disposition experience, and, typically, significant financial resources.

Above Average Servicer considered to be of very high quality. A servicer in this category possesses a strong management team, with good workout and disposition experience, and may have significant financial resources.

Average Servicer considered to be of high quality. A servicer in this category possesses adequate workout and disposition experience but may lack significant financial resources.

Below Average Servicer considered to be of acceptable, but sub-par, quality. Senior management is relatively unseasoned, workout experience is minimal, and typically lacks significant financial resources.

Unacceptable    Servicer unacceptable to Fitch. Use of such a servicer probably would preclude Fitch's rating the transaction's debt securities at `BBB' or higher levels.

                          STANDARD & POOR'S CORPORATION


Long-Term Debt

AAA        Debt rated AAA has the highest rating assigned by Standard & Poor's.
           Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B,
CCC,
CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB--' rating.

B Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB--' rating.

CCC Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B--' rating.

CC The rating `CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C The rating `C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied `CCC--' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or
Minus (--)      The ratings from "AA" to "CCC" may be modified by the
                addition of a plus or minus sign to show relative standing within the major rating categories.

NR Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Commercial Paper

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The top two categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issued determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated B are regarded as having only a speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated D is in payment default. The D rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

     A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investment. These ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on circumstances.

Variable Rate Demand Bonds

     Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a variable rate demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1") or if the nominal maturity is short, a rating of "SP-1+/AAA" is assigned. Municipal Notes

     A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -- Amortization schedule (the longer the final maturity relative to other maturities the more likely it will be treated as a note).

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2      Satisfactory capacity to pay principal and interest.

SP-3      Speculative capacity to pay principal and interest.

Preferred Stock

     A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

     1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

     2. Nature of, and provisions of, the issue;

     3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated 'AA' also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated 'AAA'.

A An issue rated 'A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated 'BBB' is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the 'A' category.

BB, B Preferred stock rated 'BB', 'B', or 'CCC' is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations.

CCC 'BB' indicates the lowest degree of speculation and 'CCC' the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating 'CC' is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

C          A preferred stock rated 'C' is a non-paying issue.

D A preferred stock rated 'D' is a non-paying issue with the issuer in default on debt instruments.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or
Minus (--)      To provide more detailed indications of preferred stock
                quality, the ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

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  No dealer, salesperson or other person has been authorized to give any information or to make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Underwriter. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


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                                TABLE OF CONTENTS
                                                                Page

 Summary....................................................      4
 Fee Table..................................................      7
 Financial Information Summary..............................      8
 Capitalization and Information
  Regarding Senior Securities..............................       9
 Net Asset Value and Market Price Information .............      11
 The Offer ................................................      13
 Use of Proceeds ..........................................      22
 The Fund .................................................      23
 Investment Objective and Policies.........................      24
 Rating Agency Guidelines..................................      34
 Risk Factors and Special Considerations...................      45
 Management of the Fund....................................      50
 Portfolio Maturity and Turnover...........................      57
 Taxation..................................................      58
 Description of Capital Stock..............................      62
 Determination of Net Asset Value..........................      73
 Dividends and Distributions; Dividend Reinvestment Plan ..      74
 Conversion to Open-End Status and Repurchase of Shares....      76
 Custodian, Auction Agent, Registrar, Transfer Agent and
 Paying Agent..............................................      77
 Reports to Stockholders...................................      77
 Certain Legal Matters.....................................      77
 Experts...................................................      77
 Available Information.....................................      77
 Financial Statements......................................      78
 Appendix A................................................     A-1

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                                 The New America
                             High Income Fund, Inc.


                             16,241,851 Transferable
                               Rights to Subscribe
                                       for
                              16,241,851 Shares of
                                  Common Stock









                           --------------------------

                                   PROSPECTUS

                           --------------------------













                                February __, 1998


================================================================================

                     THE NEW AMERICA HIGH INCOME FUND, INC.

                           PART C - OTHER INFORMATION


Item 24:  Financial Statements and Exhibits

       1.     Financial Statements

              Financial Statements included in PART A (Prospectus) of this Registration Statement:

                Financial Highlights For Each Share of Common Stock outstanding Throughout the Period (For the Years Ended
                December 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and
                1989 and For the Period from February 26, 1988
                (Commencement of Operations) to December 31, 1988)
                Schedule of Investments, December 31, 1997
                Balance Sheet, December 31, 1997
                Statement of Operations For the Year Ended December 31, 1997 Statement of Changes in Net Assets (For the Years Ended December 31, 1997 and December 31, 1996)
                Financial Highlights For Each Share of Common Stock outstanding Throughout the Period (For the Years Ended December 31, 1997, December 31, 1996, December 31, 1995, December 31, 1994, December 31, 1993, December 31, 1992, December 31, 1991, December 31, 1990 and December 31, 1989 and For the Period from February 26, 1988 (Commencement of Operations) to
                December 31, 1988)
                Information regarding Senior Securities (For the Years Ended December 31, 1997, December 31, 1996, December 31, 1995, December 31, 1994, December 31, 1993, December 31, 1992, December 31, 1991, December 31, 1990 and December 31, 1989 and For the Period from February 26, 1988 (Commencement of Operations) to December 31, 1988)
                Notes to Financial Statements, December 31, 1997
                Report of Independent Public Accountants


       2.     Exhibits

              (a)(1) Articles of Amendment and Restatement of The New America High Income Fund, Inc. dated as of
                         February 19, 1988 together with First, Second and Third Certificates of Changes of Definitions set forth therein dated as of March 8, 1988, May 3, 1988 and October 14, 1988, respectively. (i)

              (a)(2) Articles of Amendment of The New America High Income Fund, Inc. dated as of June 15, 1989. (i)

              (a)(3) Articles of Amendment of The New America High Income Fund, Inc., as filed with the State Department of Assessments and Taxation of the State of Maryland on December 28, 1993. (i)

              (a)(4) Articles Supplementary of The New America High Income Fund, Inc.

                         Establishing and Defining the Rights and Preferences of Two Series of Shares of Auction Term Preferred Stock, as filed with the State Department of Assessments and Taxation of the State of Maryland on January 4, 1994 (i)

              (a)(5) Certificate of Correction of The New America High Income Fund, Inc., as filed with the State Department of Assessments and Taxation of the State of Maryland on February 1, 1996. (i)

              (a)(6) Articles of Amendment of The New America High Income Fund, Inc., as filed with the State Department of Assessments and Taxation of the State of Maryland on October 31, 1996. (i)

              (a)(7) Articles of Amendment of The New America High Income Fund, Inc., as filed with the State Department of Assessments and Taxation of the State of Maryland on October 31, 1996. (i)

              (a)(8) Articles Supplementary of The New America High Income Fund, Inc. Establishing and Defining the Rights and Preferences of an Additional Series of Shares of Auction Term Preferred Stock, as filed with the State Department of Assessments and Taxation of the State of Maryland on May 2, 1997. (ii)

              (a)(9) Articles of Amendment of The New America High Income Fund, Inc., as filed with the State Department of Assessments and Taxation of the State of Maryland on May 30, 1997. (ii)

              (a)(10) Articles of Amendment of The New America High Income Fund, Inc., as filed with the State Department of Assessments and Taxation of the State of Maryland on May 30, 1997. (ii)

              (a)(11) Articles of Amendment of The New America High Income Fund, Inc., as filed with the State Department of Assessments and Taxation of the State of Maryland on June 18, 1997. (ii)

              (a)(12) Articles of Amendment of The New America High Income Fund, Inc., as filed with the State Department of Assessments and Taxation of the State of Maryland on June 18, 1997. (ii)

              (a)(13) Articles of Amendment of The New America High Income Fund, Inc., as filed with the State Department of Assessments and Taxation of the State of Maryland on September 11, 1997. (ii)

              (a)(14) Articles of Amendment of The New America High Income Fund, Inc., as filed with the State Department of Assessments and Taxation of the State of Maryland on September 11, 1997. (ii)

              (a)(15) Articles of Amendment of The New America High Income Fund, Inc., as filed with the State Department of Assessments and Taxation of the State of Maryland on October 23, 1997. (ii)

              (a)(16) Articles of Amendment of The New America High Income Fund, Inc., as filed with the State Department of Assessments and Taxation of the State of Maryland on October 23, 1997. (ii)

              (b) By-Laws, as amended as of February 19, 1997, of the Registrant. (v)

              (c)        Not applicable.

              (d)(1) Specimen Certificate for shares of Common Stock par value $.01 per share filed as an Exhibit D to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2,
                         Registration No. 333-23253 (filed April 30, 1997).

              (d)(2)     Specimen Subscription Certificate.

              (e)(1)     Dividend Reinvestment Plan, as modified through
                         June 1, 1992 filed as an Exhibit E to the Registrant's Registration Statement on Form N-2,
                         Registration No. 333-17619 (filed December 11, 1996).

              (e)(2) Amendment to Dividend Reinvestment Plan effective March 17, 1998.

              (f)        Not applicable.

              (g)(1)     Investment Advisory Agreement dated as of
                         February 19, 1992 between the Registrant and Wellington Management Company, LLP filed as an Exhibit G to the Registrant's Registration Statement on Form N-2, Registration No. 333-17619 (filed December 11, 1996).

              (g)(2) August 1, 1997 Amendment to Investment Advisory Agreement dated as of February 19, 1992 between the Registrant and Wellington Management Company, LLP.

              (h)        Not applicable.

              (i)        Not applicable.

              (j) Custodian Contract dated as of February 11, 1988 between the Registrant and State Street Bank and Trust Company. (i)

              (k)(1) Registrar, Transfer Agency and Service Agreement dated as of February 11, 1988 between the Registrant and State Street Bank and Trust Company. (i)

              (k)(2) Auction Agent Agreement dated as of January 4, 1994 between the Registrant and Bankers Trust Company with respect to the Auction Term Preferred Stock,
                         Series A and Series B, of the Registrant. (i)

              (k)(3) Letter of Representation Agreements dated as of January 4, 1994 among the Registrant, Bankers Trust Company and The Depository Trust Company with respect to the Auction Term Preferred Stock, Series A and Series B, of the Registrant. (i)

              (k)(4) Broker-Dealer Agreement dated as of March 19, 1997 between Bankers Trust Company and Lehman Brothers Inc. with respect to the Auction Term Preferred

                         Stock of the Registrant. (v)

              (k)(5) Form of Auction Agent Agreement with respect to the Auction Term Preferred Stock, Series C, of the Registrant. (v)

              (k)(6) Form of Letter of Representations Agreement with respect to the Auction Term Preferred Stock, Series C, of the Registrant. (v)

              (k)(7) Form of Broker-Dealer Agreement with Lehman Brothers Inc. with respect to the Auction Term Preferred Stock of the Registrant. (v)

              (k)(8) Interest payment swap arrangement between the Fund and First National Bank of Boston, N.A. (i)

              (k)(9) Affirmation and Undertaking dated August 13, 1990 executed by certain directors and executive officers of the Registrant. (iii)

              (k)(10) Agreement dated as of October 29, 1997 between the Registrant and Ellen E. Terry. (ii)

              (k)(11) Agreement dated as of October 29, 1997 between the Registrant and Paul E. Saidnawey. (ii)

              (k)(12) Form of Letter Agreement between Registrant and Lehman Brothers Inc. dated March 24, 1997 with respect to the Auction Term Preferred Stock of the Registrant. (v)

              (k)(13) Form of Letter Agreement between Registrant and Lehman Brothers Inc. with respect to the Auction Term Preferred Stock of the Registrant. (v)

              (k)(14) Form of Subscription Rights Agency Agreement between the Registrant and State Street Bank and Trust Company.

              (k)(15) Form of Information Agency Agreement dated December 18, 1997 between Registrant and Corporate Investor Communications, Inc.

              (k)(16) Engagement Letter between the Registrant and First Albany Corporation.

              (l) Opinion of Venable, Baetjer and Howard, LLP as to legality of securities being registered and consent to its use.

              (m)        Not applicable.

              (n)        Consent of Arthur Andersen LLP.

              (o)        Not applicable.

              (p)        Not applicable.

              (q)        Not applicable.

              (r) Financial Data Schedule reflecting Registrant's financial statements for the fiscal year ending December 31, 1997.

              (s)        Powers of Attorney for Robert F. Birch,
                         Joseph L. Bower, Richard E. Floor, Bernard J. Korman, Ernest E. Monrad, Franco Modigliani, and
                         Ellen E. Terry. (ii)

---------------

Footnote
Reference                            Description
---------                            -----------

(i) Filed as an exhibit to the Registrant's Registration Statement on Form N-2, Registration No. 333-17619, (filed December 11, 1996) under the same exhibit number and incorporated herein by reference.

(ii) Filed as an exhibit to the Registrant's Registration Statement on Form N-2, Registration No. 333-43315 (filed December 24, 1997) under the same exhibit number and incorporated herein by reference.

(iii) Filed as an exhibit to the Registrant's Registration Statement on Form N-2, Registration No. 33-18664, (filed June 21, 1990) under the same exhibit number and incorporated herein by reference.

(iv) Filed as an exhibit to the Registrant's Registration Statement on Form N-2, Registration No. 33-61674, (filed December 7, 1993) under the same exhibit number and incorporated herein by reference.

(v) Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, Registration
             No. 333-23253, (filed April 30, 1997) under the same exhibit number and incorporated herein by reference.



Item 25:  Marketing Arrangements

       Not Applicable.


Item 26:  Other Expenses of Issuance and Distribution

       Securities and Exchange Commission fees......................  $  26,952
       New York Stock Exchange fees.................................     56,847
       Printing and engraving expenses..............................     42,500
       Legal fees and expenses......................................     76,000
       Accounting fees and expenses.................................     22,000
       Financial Advisor fee and expenses...........................     40,000
       Subscription Agent fee and mailing expenses..................    102,000
       Information Agent fee and expenses...........................     20,000
       Miscellaneous expenses.......................................     23,701
       Third Party fee waiver.......................................   (100,000)
                                                                        -------
         Total......................................................  $ 310,000

Item 27:  Persons Controlled by or under Common Control with Registrant

       None.

Item 28:  Number of Holders of Securities

       At November 30, 1997 the numbers of record holders of shares of the Registrant were as follows:

                                                                    Number of
             Title of Class                                       Record Holders
             --------------                                       --------------
       Common Shares, $.01 par value per share...................     5,013
       Series A Auction Term Preferred Stock, $1.00 par value
         per share...............................................         1
       Series B Auction Term Preferred Stock, $1.00 par value
         per share...............................................         1
       Series C Auction Term Preferred Stock, $1.00 par value
         per share...............................................         1




Item 29:  Indemnification

       Article V, paragraph (D) of the Registrant's Articles provides that the Registrant shall indemnify its directors to the full extent permitted by the Registrant's By-Laws and Maryland law.

       Article V, Section 1 of the Registrant's By-Laws provides that the Registrant shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law and shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. Section 2-418 of the Maryland General Corporation Law empowers a corporation, subject to certain limitations, to indemnify its directors against judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) actually incurred by the director in connection with any suit or proceeding to which they are a party unless it is established that the director's act or omission was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty, the director received an improper personal benefit in money, property or services or, in a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful.

       The Registrant's By-Laws further provide that the Registrant shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by the Registrant's By-Laws continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person, and do not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

       Under the Registrant's By-Laws, any current or former director or officer of the Registrant seeking indemnification within the scope of the By-Laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The person seeking indemnification must provide to the Registrant a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (i) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his undertaking; (ii) the Registrant is insured against losses arising by reason of the advance; or (iii) a majority of a quorum of directors of the Registrant who are neither "interested persons" as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel in a written opinion, shall have determined, based on a review of the facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

       At the request of any person claiming indemnification under the Registrant's By-Laws, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by the By-Laws have been met. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (A) the vote of a majority of a quorum of disinterested non-party directors or (B) an independent legal counsel in a written opinion.

       Employees and agents who are not officers or directors of the Registrant may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the 1940 Act.

       In connection with certain actions filed against the directors and executive officers of the Registrant, the Registrant has, subject to the terms and conditions outlined above, authorized the advancement of reasonable attorneys' fees and related costs arising from the defense of such actions. Under the terms of an Affirmation and Undertaking entered into by each of the directors and executive officers, each such person has agreed to repay to the Registrant all amounts advanced for expenses (including attorneys' fees) on his or her behalf if it is ultimately determined that the director or executive officer is not entitled to indemnification.

       In addition to the foregoing, Article V(E) to Registrant's charter provides as follows:

           "(E) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, as from time to time amended, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. No provision of this Article V(E) shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. No future amendment to this Article V(E) shall affect any right of any person under this Article V(E) based on any event, omission or proceeding prior to such amendment."

       Section 2-405.2 of the Maryland General Corporation Law together with
Section 5-349 of the Courts and Judicial Proceedings Article of the Maryland Code provides that a charter provision limiting the liability of a director or officer may not include a provision which limits or restricts the liability of a director or officer to the corporation's stockholders to the extent it is proved that the person actually received an improper personal benefit to the extent of the value of such benefit or an adverse final adjudication is entered in a proceeding based on a finding that the person's act or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated.

       As permitted by Section 2-418(k) of the Maryland General Corporation Law, Article V, Section 3 of the Registrant's By-Laws provides that the Registrant shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant or who, while a director, officer, employee or agent of the Registrant, is or was serving at the request of the Registrant as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's positions.

       The Investment Advisory Agreement between the Registrant and Wellington Management Company, LLP provides that the Registrant will indemnify Wellington Management Company, LLP for all liabilities and expenses, including defense costs, in connection with any litigation pertaining to the period prior to Wellington Management's relationship with the Registrant under such agreement, other than liabilities resulting from willful misfeasance, bad faith or gross negligence on the part of Wellington Management Company, LLP.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issues.

Item 30:  Business and Other Connections of Investment Adviser

       Wellington Management Company, LLP (the Registrant's investment adviser), a Massachusetts limited liability partnership, is a registered investment adviser primarily engaged in the investment advisory business. Information as to the general partners of Wellington Management Company, LLP is included in its Form ADV, as amended, filed with the Securities and Exchange Commission
(File No. 801-15908), and is incorporated herein by reference thereto together with all amendments thereto subsequently filed, which amendments shall be deemed to be incorporated by reference in this registration statement and be a part hereof from the date of filing of such amendments to the extent permitted by the applicable rules and regulations of the Securities and Exchange Commission.

Item 31:  Location of Accounts and Records

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder are maintained at the offices of the custodian of the Registrant at One Heritage Drive, North Quincy, Massachusetts 02171, except that the corporate records of the Registrant (including its Articles of Incorporation and By-Laws) are maintained at the offices of the Registrant at 10 Winthrop Square, Fifth Floor, Boston, Massachusetts 02110.

Item 32:  Management Services

       Not applicable.

Item 33:  Undertakings

       1. The Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

       2. Not applicable.

       3. Not applicable.

       4. Not applicable.

       5. The Registrant undertakes that:

          a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

       6. Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this pre-effective amendment to its Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on the 4th day of February, 1998.


                                               THE NEW AMERICA HIGH INCOME
                                               FUND, INC.


                                               By: /s/ Ellen E. Terry
                                                   -----------------------

                                                    Ellen E. Terry
                                                    Vice President and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated.

            Signature                        Title                          Date
            ---------                        -----                          ----

          *                  President and Director            February 4, 1998
--------------------------   (Principal Executive Officer)
  Robert F. Birch

/s/ Ellen E. Terry           Vice President and Treasurer      February 4, 1998
--------------------------   (Principal Financial and
  Ellen E. Terry             Accounting Officer)

          *                  Director                          February 4, 1998
--------------------------
  Joseph L. Bower

          *                  Director                          February 4, 1998
--------------------------
 Richard E. Floor

          *                  Director                          February 4, 1998
--------------------------
Bernard  J. Korman

          *                  Director                          February 4, 1998
--------------------------
 Franco Modigliani

          *                  Director                          February 4, 1998
--------------------------
 Ernest E. Monrad

*By: /s/ Ellen E. Terry
    ----------------------
         Ellen E. Terry

  (Attorney-in Fact under Powers of
   Attorney incorporated herein by
             reference.)

                                                      1933 Act File No.333-43315
                                                      1940 Act File No. 811-5399

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM N-2


                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                   |_|


                          Pre-Effective Amendment No. 1                    |X|

                       Post-Effective Amendment No. __                     |_|

                                     and/or

                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940               |_|

                                Amendment No. 24                           |X|


                              --------------------

                     THE NEW AMERICA HIGH INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                              --------------------



                                    EXHIBITS



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  EXHIBIT INDEX

Exhibit                                                           Sequentially
Number      Exhibit:                                              Numbered Page:
-------     --------                                              --------------
   1        Registrant's Annual Report for the fiscal year
            ended December 31, 1997
  D2        Specimen Subscription Certificate
  E2        Amendment to Dividend Reinvestment Plan effective
            March 17, 1998.
  G2        August 1, 1997 Amendment to Investment Advisory
            Agreement dated as of February 19, 1992 between the
            Registrant and Wellington Management Company, LLP.
  K14       Form of Subscription Rights Agency Agreement between
            the Registrant and State Street Bank and Trust Company.
  K15       Form of Information Agency Agreement dated December
            18, 1997 between Registrant and Corporate Investor
            Communications, Inc.
  K16       Engagement Letter between the Registrant and
            First Albany Corporation.
   L        Opinion of Venable, Baetjer and Howard, LLP as to
            legality of securities being registered and consent
            to its use.
   N        Consent of Arthur Andersen LLP.
   R        Financial Data Schedule for the Registrant.